March 2, 2000


MARY VELEZ
ILLINOIS

Attached is a copy of the signed Resale Agreement for essential.com, Inc. This is a generic resale agreement. Information specific to the CLEC is:

  SBC Account Manager:        Sharmaine Summerville
  Account Manager Telephone:  312-335-6724

  CLEC Officer Name:          John Duffy
                              Vice President of Business Development, Telecom
                              3 Burlington Woods Drive, 4th Floor
                              Burlington, MA 01803
                              Phone: 781-229-9599,ext. 136
                              Fax: 781-229-9499

If you have any questions, please call me on (214) 464-8330.

/s/ Terri D. Mansir

Terri D. Mansir
Manager-Negotiations Support

Attachment - Signed Agreement

STATE OF ILLINOIS            )
                             )
COUNTY OF COOK               )

                                  VERIFICATION

          Willena D. Slocum, being duly sworn, states on oath that she is Project Manager-Contract Negotiations Support for Southwestern Bell Telephone Company/Illinois Bell Telephone Company Negotiations and Interconnection, and that the facts stated in the foregoing Joint Petition for Approval of Negotiated Agreement and Statement in Support of Joint Petition for Approval are true and correct to the best of her knowledge, information and belief.


                                                 /s/ Willena D. Slocum
                                       -----------------------------------------
                                                    Willena D. Slocum

Subscribed and sworn to before me this _____ day of ___________, 2000.


                                       -----------------------------------------
                                                     Notary Public

March 2, 2000


DAVE STIPPLER
INDIANA

Attached is a copy of the signed Resale Agreement for essential.com, Inc. This is a generic resale agreement. Information specific to the CLEC is:

SBC Account Manager:        Sharmaine Summerville
Account Manager Telephone:  312-335-6724

CLEC Officer Name:          John Duffy
                            Vice President of Business Development, Telecom
                            3 Burlington Woods Drive, 4th Floor
                            Burlington, MA 01803
                            Phone: 781-229-9599,ext. 136
                            Fax: 781-229-9499

If you have any questions, please call me on (214) 464-8330.

/s/ Terri D. Mansir

Terri D. Mansir
Manager-Negotiations Support

Attachment - Signed Agreement

March 2, 2000


MICHAEL HOLMES
MICHIGAN

Attached is a copy of the signed Resale Agreement for essential.com, Inc. This is a generic resale agreement. Information specific to the CLEC is:

   SBC Account Manager:         Sharmaine Summerville
   Account Manager Telephone:   312-335-6724

   CLEC Officer Name:           John Duffy
                                Vice President of Business Development, Telecom
                                3 Burlington Woods Drive, 4th Floor
                                Burlington, MA 01803
                                Phone: 781-229-9599,ext. 136
                                Fax: 781-229-9499

If you have any questions, please call me on (214) 464-8330.

/s/ Terri D. Mansir

Terri D. Mansir
Manager-Negotiations Support

Attachment - Signed Agreement

March 2, 2000


JON F. KELLY
OHIO

Attached is a copy of the signed Resale Agreement for essential.com, Inc. This is a generic resale agreement. Information specific to the CLEC is:

  SBC Account Manager:          Sharmaine Summerville
  Account Manager Telephone:    312-335-6724

  CLEC Officer Name:            John Duffy
                                Vice President of Business Development, Telecom
                                3 Burlington Woods Drive, 4th Floor
                                Burlington, MA 01803
                                Phone: 781-229-9599,ext. 136
                                Fax: 781-229-9499

If you have any questions, please call me on (214) 464-8330.

/s/ Terri D. Mansir

Terri D. Mansir
Manager-Negotiations Support

Attachment - Signed Agreement

March 2, 2000


MIKE CAUBLE
WISCONSIN

Attached is a copy of the signed Resale Agreement for essential.com, Inc. This is a generic resale agreement. Information specific to the CLEC is:

  SBC Account Manager:         Sharmaine Summerville
  Account Manager Telephone:   312-335-6724

  CLEC Officer Name:           John Duffy
                               Vice President of Business Development, Telecom
                               3 Burlington Woods Drive, 4th Floor
                               Burlington, MA 01803
                               Phone: 781-229-9599,ext. 136
                               Fax: 781-229-9499

If you have any questions, please call me on (214) 464-8330.

/s/ Terri D. Mansir

Terri D. Mansir
Manager-Negotiations Support

Attachment - Signed Agreement

          --------------------------------------------------------------
                               /s/ [ILLEGIBLE]
              WILLENA SLOCUM   (INITIAL)                    2/25/00
                                                            -------
                                                              DATE

              LARRY COOPER     (SIGN) /s/ [ILLEGIBLE]     FEB 25 2000
                                                            -------
                                                              DATE
          --------------------------------------------------------------


                                EXECUTIVE SUMMARY

                                RESALE AGREEMENT

                                       FOR

                               essential.com, INC.

essential.com, Inc. has signed a generic Resale Agreement for Illinois, Indiana, Michigan, Ohio and Wisconsin. No changes have been made to the agreement other than the CLEC name and notice information.

Devang Patel 312 867-5470 is the account manager for essential.com, Inc.


      PLEASE RETURN TO TERRI MANSIR 214 464-8330 AFTER SIGNATURE FOR FURTHER
                                   PROCESSING.

                                RESALE AGREEMENT

                                  by and among

                        Illinois Bell Telephone Company,
                  Indiana Bell Telephone Company Incorporated,
                        Michigan Bell Telephone Company,
                         Nevada Bell Telephone Company,
                        The Ohio Bell Telephone Company,
                         Pacific Bell Telephone Company,
                   The Southern New England Telephone Company
                      Southwestern Bell Telephone Company,
                 Wisconsin Bell, Inc. d/b/a Ameritech Wisconsin

                                       and

                               essential.com, Inc.

                               TABLE OF CONTENTS

 1.  INTRODUCTION ..........................................................5

 2.  DEFINITIONS ...........................................................6

 3.  INTERPRETATION, CONSTRUCTION AND SEVERABILITY ........................17

 4.  DESCRIPTION AND CHARGES FOR SERVICES .................................21

 5.  GENERAL RESPONSIBILITIES OF THE PARTIES ..............................22

 6.  EFFECTIVE DATE, TERM, AND TERMINATION ................................23

 7.  FRAUD BY END USER(S) .................................................25

 8.  DEPOSITS (SBC-12STATE) ...............................................27

 9.  BILLING AND PAYMENT OF CHARGES .......................................30

 10. NONPAYMENT AND PROCEDURES FOR DISCONNECTION ..........................35

 11. TERMS AND CONDITIONS FOR RESALE OF SERVICES ..........................39

 12. ADDITIONAL TERMS APPLICABLE TO RESALE OF SERVICES ....................49

 13. ANCILLARY SERVICES ...................................................49

 14. NETWORK AND SERVICE ORDER CONDITIONS .................................51

 15. DISPUTE RESOLUTION ...................................................52

 16. AUDITS - Applicable in SBC-12STATE only ..............................56

 17. RESPONSIBILITIES OF SWBT .............................................59

 18. DISCLAIMER OF REPRESENTATIONS AND WARRANTIES .........................61

 19. LIMITATION OF LIABILITY ..............................................61

 20. RESPONSIBILITIES OF CLEC  ............................................63

 21. INDEMNITY ............................................................65

 22.  REMEDIES ............................................................71

 23.  INTELLECTUAL PROPERTY ...............................................71

 24.  NOTICES .............................................................72

 25.  PUBLICITY AND USE OF TRADEMARKS OR SERVICE MARKS ....................74

 26.  NO LICENSE ..........................................................75

 27.  CONFIDENTIALITY .....................................................75

 28.  INTERVENING LAW .....................................................80

 29.  GOVERNING LAW .......................................................81

 30.  REGULATORY APPROVAL .................................................81

 31.  CHANGES IN END USER LOCAL EXCHANGE SERVICE PROVIDER
      SELECTION ...........................................................81

 32.  COMPLIANCE AND CERTIFICATION ........................................84

 33.  LAW ENFORCEMENT .....................................................84

 34.  RELATIONSHIP OF THE PARTIES/INDEPENDENT CONTRACTOR ..................86

 35.  NO THIRD PARTY BENEFICIARIES; DISCLAIMER OF AGENCY ..................86

 36.  ASSIGNMENT ..........................................................86

 37.  DELEGATION TO AFFILIATE .............................................87

 38.  SUBCONTRACTING ......................................................88

 39.  FORCE MAJEURE .......................................................88

 40.  TAXES ...............................................................89

 41.  NON-WAIVER ..........................................................92

 42.  CUSTOMER INQUIRIES ..................................................93

 43.  EXPENSES ............................................................93

 44.  CONFLICT OF INTEREST ................................................93

 45.  AMENDMENTS AND MODIFICATIONS ........................................94

 46.  SURVIVAL ............................................................94

 47.  APPENDICES INCORPORATED BY REFERENCE ................................94

 48.  AUTHORITY ...........................................................95

 49.  COUNTERPARTS ........................................................95

 50.  ENTIRE AGREEMENT.....................................................95

                                RESALE AGREEMENT
                                   STAND-ALONE

          This Agreement under Sections 251 and 252 of the Telecommunications Act of 1996 (the "Agreement"), is dated as of February 25, 2000 among SBC Communications Inc. covering ILLINOIS BELL TELEPHONE COMPANY, INDIANA BELL TELEPHONE COMPANY INCORPORATED, MICHIGAN BELL TELEPHONE COMPANY, NEVADA BELL TELEPHONE COMPANY (A NEVADA CORPORATION), THE OHIO BELL TELEPHONE COMPANY, PACIFIC BELL TELEPHONE COMPANY (A CALIFORNIA CORPORATION), THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY (A CONNECTICUT CORPORATION) AND SOUTHWESTERN BELL TELEPHONE COMPANY (A MISSOURI CORPORATION), AND WISCONSIN BELL, INC. D/B/A AMERITECH WISCONSIN, and essential.com, Inc. (CLEC), (a Delaware corporation), shall apply to the state(s) of Illinois, Indiana, Michigan, Ohio and Wisconsin.

          WHEREAS, pursuant to the Telecommunications Act of 1996 (the "Act"), the Parties wish to establish terms for the purchase by CLEC of certain ILLINOIS BELL TELEPHONE COMPANY, INDIANA BELL TELEPHONE COMPANY INCORPORATED, MICHIGAN BELL TELEPHONE COMPANY, NEVADA BELL TELEPHONE COMPANY (A NEVADA CORPORATION), THE OHIO BELL TELEPHONE COMPANY, PACIFIC BELL TELEPHONE COMPANY (A CALIFORNIA CORPORATION), THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY (A CONNECTICUT CORPORATION) AND SOUTHWESTERN BELL TELEPHONE COMPANY (A MISSOURI CORPORATION), AND WISCONSIN BELL, INC. D/B/A AMERITECH WISCONSIN, retail Telecommunications Services and certain other services for resale by CLEC to its local exchange End User(s) within the state(s) listed on page 1 in the preamble to this Agreement;

NOW, THEREFORE, the Parties hereby agree as follows:

          WHEREAS, for purposes of this Agreement, CLEC intends to operate where ILLINOIS BELL TELEPHONE COMPANY, INDIANA BELL TELEPHONE COMPANY INCORPORATED, MICHIGAN BELL TELEPHONE COMPANY, NEVADA BELL TELEPHONE COMPANY (A NEVADA CORPORATION), THE OHIO BELL TELEPHONE COMPANY, PACIFIC BELL TELEPHONE COMPANY (A CALIFORNIA CORPORATION), THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY (A CONNECTICUT CORPORATION) AND SOUTHWESTERN BELL TELEPHONE COMPANY (A MISSOURI CORPORATION), AND WISCONSIN BELL, INC D/B/A AMERITECH WISCONSIN are the incumbent Local Exchange Carrier(s) and CLEC, a competitive Local Exchange Carrier, has or, prior to purchasing resale services, Telecommunications Services or any other functions, facilities, products or services hereunder, will have been granted authority to provide certain local Telephone Exchange Services in the foregoing ILEC Service areas by the appropriate State Commission(s);

1.        INTRODUCTION

          1.1 This Agreement sets forth the rates, terms and conditions for those services available for sale at retail to End Users that are made available by ILLINOIS BELL TELEPHONE COMPANY, INDIANA BELL TELEPHONE COMPANY INCORPORATED, MICHIGAN BELL TELEPHONE COMPANY, NEVADA BELL TELEPHONE COMPANY (A

NEVADA CORPORATION), THE OHIO BELL TELEPHONE COMPANY, PACIFIC BELL TELEPHONE COMPANY (A CALIFORNIA CORPORATION), THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY (A CONNECTICUT CORPORATION) SOUTHWESTERN BELL TELEPHONE COMPANY (A MISSOURI CORPORATION), AND WISCONSIN BELL, INC. D/B/A AMERITECH WISCONSIN to CLECs for resale.

2.        DEFINITIONS

          2.1 Capitalized Terms used in this Agreement shall have the respective meanings specified herein, in the definition section of each Appendix, Attachment, Exhibit or Schedule attached hereto, and/or as defined elsewhere in this Agreement.

          2.2       GENERAL DEFINITIONS

                    2.2.1 "A-LINK" means a diverse pair of facilities connecting local end office switching centers with Signaling Transfer Points.

                    2.2.2 "ACT" means the Communications Act of 1934 [47 U.S.C. 153(R)], as amended by the Telecommunications Act of 1996, Public Law 104-104, 110 Stat. 56 (1996) codified throughout 47 U.S.C.

                    2.2.3     "AFFILIATE" is As Defined in the Act.

                    2.2.4 "ALTERNATE BILLING SERVICE (ABS)" means a service that allows End Users to bill calls to accounts that may not be associated with the originating line. There are three types of ABS calls: calling card, collect and third number billed calls.

                    2.2.5 AM-IL - As used herein, AM-IL means the applicable SBC owned ILEC doing business in Illinois.

                    2.2.6 AM-IN - As used herein, AM-IN means the applicable SBC owned ILEC doing business in Indiana.

                    2.2.7 AM-MI - As used herein, AM-MI means the applicable SBC owned doing business in Michigan.

                    2.2.8 AM-OH - As used herein, AM-OH means the applicable SBC owned ILEC doing business in Ohio.

                    2.2.9 AM-WI - As used herein, AM-WI means the applicable SBC owned ILEC doing business in Wisconsin.

                    2.2.10 "APPLICABLE LAW" means all laws, statutes, common law, regulations, ordinances, codes, rules, guidelines, orders, permits, tariffs and approvals, including those relating to the environment or health and safety, of any Governmental Authority that apply to the Parties or the subject matter of this Agreement.

                    2.2.11 "AS DEFINED IN THE ACT" means as specifically defined by the Act.

                    2.2.12 "AS DESCRIBED IN THE ACT" means as described in or required by the Act.

                    2.2.13 "AUTOMATED MESSAGE ACCOUNTING" (AMA) is a structure inherent in switch technology that initially records Telecommunication message information. AMA format is contained in the Automated Message Accounting document published by Telcordia (formerly known as Bellcore) as GR-1100-CORE, which defines and amends the industry standard for message recording.

                    2.2.14 "BILLED NUMBER SCREENING" (BNS) means a validation of toll billing exception (TBE) data and performance of public telephone checks; i.e., determining if a billed line is a public (including those classified as semipublic) telephone number.

                    2.2.15 "BUSINESS DAY" means Monday through Friday, excluding holidays on which the applicable SBC ILEC does not provision new retail services and products.

                    2.2.16 "BUSY LINE VERIFICATION" (BLV) means a service whereby an End User requests an operator to confirm the busy status of a line.

                    2.2.17    "CABS" means the Carrier Access Billing System.

                    2.2.18 "CALLING CARD SERVICE" means a service that enables a calling End User to bill a telephone call to a calling card number with or without the help of an operator.

                    2.2.19 "CALLING NAME DELIVERY SERVICE (CNDS)" means a service that enables a terminating End User to identify the calling party by a displayed name before a call is answered. The calling party's name is retrieved from a Calling Name Database and delivered to the End User's premise between the first and second ring for display on compatible End User premises equipment.

                    2.2.20    "CALLING NAME INFORMATION" means a
                              Telecommunications Carrier's records of its End Users names associated with one or more assigned ten-digit telephone numbers.

                    2.2.21 "CALLING NUMBER DELIVERY" means a feature that enables an End User to view the directory number of the calling party on a display unit.

                    2.2.22 "CALLING PARTY NUMBER" (CPN) means a Signaling System 7 "SS7" parameter whereby the ten (10) digit number of the calling Party is forwarded from the End Office.

                    2.2.23 "CENTRALIZED MESSAGE DISTRIBUTION SYSTEM" (CMDS) means the transport system that LECs use to exchange outcollect and Carrier Access Billing System "CABS" access messages among each other and other Parties connected to CMDS.

                    2.2.24 "CNAM QUERY" means a LIDB Service Application that allows CLEC to query a Calling Name Database for Calling Name Information in order to deliver that information to CLEC's local CNDS subscribers.

                    2.2.25 "CNAM QUERY RATE" means a rate that applies to each CNAM Query received at the SCP where the Calling Name Database resides.

                    2.2.26 "COMMISSION" means the applicable State agency with regulatory authority over Telecommunications. Unless the context otherwise requires, use of the term "COMMISSIONS" means all of the thirteen agencies listed in this Section. The following is a list of the appropriate State agencies:

                              2.2.26.1 THE ARKANSAS PUBLIC SERVICE COMMISSION (AR-PSC);
                              2.2.26.2 THE PUBLIC UTILITIES COMMISSION OF THE STATE OF CALIFORNIA (CA-PUC);
                              2.2.26.3 THE CONNECTICUT DEPARTMENT OF PUBLIC UTILITY CONTROL (CT-DPUC);
                              2.2.26.4  THE ILLINOIS COMMERCE COMMISSION
                                        (IL-CC);
                              2.2.26.5  THE INDIANA UTILITIES REGULATORY
                                        COMMISSION (IN-URC);
                              2.2.26.6  THE KANSAS CORPORATION COMMISSION
                                        (KS-CC);
                              2.2.26.7 THE MICHIGAN PUBLIC SERVICE COMMISSION (MI-PSC);
                              2.2.26.8 THE MISSOURI PUBLIC SERVICE COMMISSION (MO-PSC);
                              2.2.26.9  THE PUBLIC UTILITIES COMMISSION OF
                                        NEVADA (NV-PUC);
                              2.2.26.10 THE PUBLIC UTILITIES COMMISSION OF OHIO
                                        (PUC-OH);
                              2.2.26.11 THE OKLAHOMA CORPORATION COMMISSION
                                        (OK-CC);
                              2.2.26.12 THE PUBLIC UTILITY COMMISSION OF TEXAS
                                        (PUC-TX); AND
                              2.2.26.13 THE PUBLIC SERVICE COMMISSION OF
                                        WISCONSIN

                    2.2.27 "CONSEQUENTIAL DAMAGES" means Losses claimed to have resulted from any indirect, incidental, reliance, special, consequential, punitive, exemplary, multiple or any other Loss, including damages claimed to have resulted from harm to business, loss of anticipated revenues, savings, or profits, or other economic Loss claimed to have been suffered not measured by the prevailing Party's actual damages, and regardless of whether the Parties knew or had been advised of the possibility that such damages could result in connection with or arising from anything said, omitted, or done hereunder or related hereto, including willful acts or omissions.

                    2.2.28 "CUSTOMER USAGE DATA" means the Telecommunications Services usage data of a CLEC End User measured in minutes, sub-minute increments, message units, or otherwise, that is recorded by SBC-13STATE and forwarded to CLEC.

                    2.2.29 "CUSTOM LOCAL AREA SIGNALING SERVICE FEATURES" (CLASS FEATURES) means certain Common Channel Signaling based features available to End Users, including: Automatic Call Back; Call Trace; Distinctive Ringing/Call Waiting; Selective Call Forward; and Selective Call Rejection.

                    2.2.30 "END USERS" means a third-party residence or business that subscribes to Telecommunications Services provided by any of the Parties at retail. As used herein, the term "End Users" does not include any of the Parties to this Agreement with respect to any item or service obtained under this Agreement.

                    2.2.31 "CUSTOMER NAME AND ADDRESS INFORMATION" (CNA) means the name, service address and telephone numbers of a Party's End Users for a particular Exchange Area. CNA includes nonpublished listings, coin telephone information and published listings.

                    2.2.32 "DELAYING EVENT" means (a) any failure of a Party to perform any of its obligations set forth in this Agreement, caused in whole or in part by:

                              2.2.32.1  the failure of the other Party to
                                        perform any of its obligations set forth in this Agreement, including but not limited to a Party's failure to provide the other Party with accurate and complete Service Orders;

                              2.2.32.2 any delay, act or failure to act by the other Party or its End User, agent or subcontractor; or

                              2.2.32.3  any Force Majeure Event.

                    2.2.33 "DIALING PARITY" is As Defined in the Act. As used in this Agreement, Dialing Parity refers to both Local Dialing Parity and Toll Dialing Parity.

                    2.2.34 "DIGITAL SIGNAL LEVEL" is one of several transmission rates in the time-division multiplex hierarchy.

                              2.2.34.1  "DIGITAL SIGNAL LEVEL O" (DS-0) is
                                        the 64 Kbps zero-level signal in the
                                        time-division multiplex hierarchy.

                              2.2.34.2  "DIGITAL SIGNAL LEVEL 1" (DS-1) is the
                                        1.544 Mbps first-level signal in the
                                        time-division multiplex hierarchy.

                              2.2.34.3  "DIGITAL SIGNAL LEVEL 3" (DS-3) is the
                                        44.736 Mbps third-level signal in the
                                        time-division multiplex hierarchy.

                              2.2.34.4 "DIGITAL SUBSCRIBER LINE" (DSL) is as defined in the applicable Appendix DSL and/or the applicable tariff, as appropriate.

                    2.2.35 "ELECTRONIC FILE TRANSFER" is any system or process that utilizes an electronic format and protocol to send or receive data files.

                    2.2.36 "ENHANCED SERVICE PROVIDER" (ESP) is a provider of enhanced services as those services are defined in 47 CFR Section 64.702.

                    2.2.37    "EXCHANGE ACCESS" is As Defined in the Act.

                    2.2.38 "EXCHANGE AREA" means an area, defined by the Commission, for which a distinct local rate schedule is in effect.

                    2.2.39 "EXCHANGE MESSAGE INTERFACE" (EMI) (formerly Exchange Message Record - EMR) is the standard used for exchange of Telecommunications message information among Telecommunications Carriers for billable, non-billable, sample, settlement and study data. EMI format is contained in Telcordia Practice BR-010-200-010, CRIS Exchange Message Record.

                    2.2.40 "EXCHANGE SERVICE" means Telephone Exchange Service, As Defined in the Act.

                    2.2.41    "FCC" means the Federal Communications Commission.

                    2.2.42 "FOREIGN EXCHANGE" (FX) means a service whereby calls either originated by or delivered to a customer who has purchased FX service from the state or interstate tariffs of either Party. FX also includes, but is not limited to, FX-like services provided by either Party where calls are originated from and/or delivered to numbers which are assigned to a Rate Center within one local calling area but where the Party receiving the call is physically located outside of that local calling area. FX service can be either interLATA or intraLATA. InterLATA FX, where the originating and receiving parties are physically located in different LATAs, is considered equivalent to FGA and the intercarrier compensation mechanism is the same as FGA. IntraLATA FX, when provided by two or more local exchange carriers "LECs", is considered a jointly provided service and meet-point billed by those providing it utilizing a mutually agreed to meet-point billing, or meet-point billing like procedure.

                    2.2.43 "GOVERNMENTAL AUTHORITY" means any federal, state, local, foreign, or international court, government, department, commission, board, bureau, agency, official, or other regulatory, administrative, legislative, or judicial authority with jurisdiction over the subject matter at issue.

                    2.2.44 "GROUP RECORD" means information in LIDB and/or the LIDB administrative system that is common to all telephone numbers in an NPA-NXX or all Special Billing Numbers in an NPA-0/lXX.

                    2.2.45 "INCUMBENT LOCAL EXCHANGE CARRIER" (ILEC) is As Defined in the Act.

                    2.2.46 "INTELLECTUAL PROPERTY" means copyrights, patents, trademarks, trade secrets, mask works and all other intellectual property rights.

                    2.2.47 "INTEGRATED SERVICES DIGITAL NETWORK" (ISDN) means a switched network service that provides end-to-end digital connectivity for the simultaneous transmission of voice and data. Basic Rate Interface-ISDN (BRI-ISDN) provides for a digital transmission of two 64 Kbps bearer channels and one 16 Kbps data channel (2B+D).

                    2.2.48 "INTEREXCHANGE CARRIER" (IXC) means a carrier that provides, directly or indirectly, interLATA or intraLATA Telephone Toll Services.

                    2.2.49    "INTERLATA" is As Defined in the Act.

                    2.2.50 "INTERNET SERVICE PROVIDER" (ISP) is an Enhanced Service Provider that provides Internet Services, and is defined in paragraph 341 of the FCC's First Report and Order in CC Docket No.97-158.

                    2.2.51 "INTRALATA TOLL TRAFFIC" means the IntraLATA traffic between two locations within one LATA where one of the locations lies outside of the normal local calling area as defined by the applicable Commission.

                    2.2.52 "LIDB EDITOR" means an SCP tool that bypasses the LIDB administrative system and provides emergency access to LIDB for data administration.

                    2.2.53 "LINE INFORMATION DATA BASE" (LIDB) means a transaction-oriented database system that functions as a centralized repository for data storage and retrieval. LIDB is accessible through CCS networks. LIDB contains records associated with End User line numbers and special billing numbers. LIDB accepts queries from other network elements and provides return result, return error, and return reject responses as appropriate. Examples of information that Data Owners might store in LIDB and in their Line Records are: ABS Validation Data, Originating Line Number Screening
                              (OLNS) data, ZIP Code data, and Calling Name
                              Information.

                    2.2.54 "LIDB SERVICE APPLICATIONS" means the query types accepted for access to LIDB information.

                    2.2.55 "LINE RECORD" means information in LIDB and/or the LIDB administrative system that is specific to a single telephone number or Special Billing Number.

                    2.2.56 "LOCAL ACCESS TRANSPORT AREA" (LATA) is As Defined in the Act.

                    2.2.57 "LOCAL EXCHANGE CARRIER" (LEC) is As Defined in the Act.

                    2.2.58 "LOCAL NUMBER PORTABILITY" means the ability of users of Telecommunications Services to retain, at the same location, the presence of a previously existing telephone number(s).

                    2.2.59 "LOCAL SERVICE PROVIDER" (LSP) is the LEC that provides retail local Exchange Service to an End User. The LSP may or may not provide any physical network components to support the provision of that End User's service.

                    2.2.60 "LOSS" or "LOSSES" means any and all losses, costs (including court costs), claims, damages (including fines, penalties, and criminal or civil judgments and settlements), injuries, liabilities and expenses (including attorneys' fees).

                    2.2.61 "NORTH AMERICAN NUMBERING PLAN" (NANP) A numbering architecture in which every station in the NANP Area is identified by a unique ten-digit address consisting of a three-digit NPA code, a three digit central office code of the form NXX, and a four-digit line number of the form XXXX.

                    2.2.62 "NUMBERING PLAN AREA" (NPA) also called area code. An NPA is the 3-digit code that occupies the A, B, C positions in the 10-digit NANP format that applies throughout the NANP Area. NPAs are of the form NXX, where N represents the digits 2-9 and X represents any digit 0-9. In the NANP, NPAs are classified as either geographic or non-geographic.
                              a) Geographic NPAs are NPAs which correspond to discrete geographic areas within the NANP Area. b) Non-geographic NPAs are NPAs that do not correspond to discrete geographic areas, but which are instead assigned for services with attributes, functionalities, or requirements that transcend specific geographic boundaries. The common examples are NPAs in the N00 format, e.g., 800.

                    2.2.63    "NUMBER PORTABILITY" is As Defined in the Act.

                    2.2.64 "NXX" OR "CENTRAL OFFICE CODE" is the three-digit switch entity indicator that is defined by the fourth through sixth digits of a 10-digit telephone number within the NANP. Each NXX Code contains 10,000 station numbers.

                    2.2.65 "ORDERING AND BILLING FORUM" (OBF) is a forum comprised of local telephone companies and inter-exchange carriers whose responsibility is to create and document Telecommunication industry guidelines and standards.

                    2.2.66 "PARTY" means either CLEC or SBC use of the term "Party" includes each of the ILECs that is a party to this Agreement. "PARTIES" means both CLEC and SBC; use of the term "PARTIES" includes each of the ILECs that is a party to this Agreement.

                    2.2.67 "PERMANENT NUMBER PORTABILITY" (PNP) is a long term method of providing LNP using LRN.

                    2.2.68 "REFERENCE OF CALLS" refers to a process by which calls are routed to an announcement that states the new telephone number of a Customer.

                    2.2.69 SBC COMMUNICATIONS INC. (SBC) means the holding company which owns the following ILECs: Illinois Bell Telephone Company, Indiana Bell Telephone Company Incorporated, Michigan Bell Telephone Company, Nevada Bell Telephone Company, The Ohio Bell Telephone Company, Pacific Bell Telephone Company, The Southern New England Telephone

                              Company, Southwestern Bell Telephone Company, and/or Wisconsin Bell, Inc. d/b/a Ameritech Wisconsin.

                    2.2.70 SBC-AMERITECH - As used herein, SBC-AMERITECH means the applicable SBC owned ILEC(s) doing business in Illinois, Indiana, Michigan, Ohio, and Wisconsin.

                    2.2.71 SBC-7STATE - As used herein, SBC-7STATE means the applicable SBC owned ILEC(s) doing business in Arkansas, California, Kansas, Missouri, Nevada, Oklahoma, and Texas.

                    2.2.72 SBC-8STATE - As used herein, SBC-8STATE means the applicable SBC owned ILEC(s) doing business in Arkansas, California, Connecticut, Kansas, Missouri, Nevada, Oklahoma, and Texas.

                    2.2.73 SBC-10STATE - As used herein, SBC-10STATE means an the applicable SBC owned ILEC(s) doing business in Arkansas, Illinois, Indiana, Kansas, Michigan, Missouri, Ohio, Oklahoma, Texas, and Wisconsin.

                    2.2.74 SBC-12STATE - As used herein, SBC-12STATE means the applicable SBC owned ILEC(s) doing business in Arkansas, California, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas, and Wisconsin.

                    2.2.75 SBC-13STATE - As used herein, SBC-13STATE means the applicable SBC owned ILEC(s) doing business in Arkansas, California, Connecticut, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas, and Wisconsin.

                    2.2.76 "SLEUTH" means an off-line administration system that monitors suspected occurrences of ABS-related fraud.

                    2.2.77 "SPECIAL BILLING NUMBER" SBN means a Line Record in LIDB that is based on an NXX-o/1XX numbering format. NXX-0/lXX numbering formats are similar to NPA-NXX formats except that the fourth digit of an SBN is either a zero (0) or a one (1).

                    2.2.78    "STATE ABBREVIATION" means the following:

                              2.2.78.1  "AR" means Arkansas
                              2.2.78.2  "CA" means California
                              2.2.78.3  "CT" means Connecticut
                              2.2.78.4  "IL" means Illinois

                              2.2.78.5  "IN" means Indiana
                              2.2.78.6  "KS" means Kansas
                              2.2.78.7  "MV means Michigan
                              2.2.78.8  "MO" means Missouri
                              2.2.78.9  "NV" means Nevada
                              2.2.78.10 "OH" means Ohio
                              2.2.78.11 "OK" means Oklahoma
                              2.2.78.12 "TX" means Texas
                              2.2.78.13 "WI" means Wisconsin

                    2.2.79 SWBT-AR - As used herein, SWBT-AR means the applicable SBC owned ILEC doing business in Arkansas.

                    2.2.80 SWBT-KS - As used herein, SWBT-KS means the applicable SBC owned ILEC doing business in Kansas.

                    2.2.81 SWBT-MO - As used herein, SWBT-MO means the applicable SBC owned ILEC doing business in Missouri.

                    2.2.82 SWBT-OK - As used herein, SWBT-OK means the applicable SBC owned ILEC doing business in Oklahoma.

                    2.2.83 SWBT-TX - As used herein, SWBT-TX means the applicable SBC owned ILEC doing business in Texas.

                    2.2.84 "TAPE LOAD FACILITY" means data entry points at the LIDB administrative system and/or the SCPs where LIDB resides.

                    2.2.85    "TELECOMMUNICATIONS" is As Defined in the Act.

                    2.2.86    "TELECOMMUNICATIONS CARRIER" is As Defined in the
                              Act.

                    2.2.87    "TELECOMMUNICATIONS SERVICE" is As Defined in the
                              Act.

                    2.2.88    "TELEPHONE EXCHANGE SERVICE" is As Defined in the
                              Act.

                    2.2.89    "TELEPHONE TOLL SERVICE" is As Defined in the Act.

                    2.2.90 "TOLL BILLING EXCEPTION SERVICE" (TBE) means a service that allows End Users to restrict third number billing or collect calls to their lines.

                    2.2.91 "TOLL FREE SERVICE" is service provided with any dialing sequence that invokes toll-free, 800-like, service processing, for example for illustration only, 800 or 800-like services. Toll Free Service includes but is not limited to calls placed to 800/888 NPA Service Access Codes (SAC).

                    2.2.92 "TRANSLATION TYPE" means a code in the the Signaling Connection Control Part (SCCP) of the SS7 signaling message. Signal Transfer Points
                              (STPs) use Translation Types to identify the routing table used to route a LIDB query. All LIDB queries that use the same Translation Type are routed to the same LIDB for a particular Line Record or, prior to number portability, for a particular NPA-NXX.

          2.3       DEFINITIONS APPLICABLE SBC-12STATE ONLY

                    2.3.1 "PERMANENT NUMBER PORTABILITY" (PNP) is a database method of providing LNP that is consistent with the Act and complies with the long-term LNP performance criteria set forth in 47 C.F.R.
                              Section 52.3(a).

                    2.3.2 "PLAIN OLD TELEPHONE SERVICE" (POTS) means telephone service for the transmission of human speech.

          2.4       DEFINITIONS APPLICABLE TO SBC-8STATE ONLY

                    2.4.1 "ACCESSIBLE LETTERS" are correspondence used to communicate pertinent information regarding SBC-8STATE to the client/End User community.

          2.5       DEFINITIONS APPLICABLE TO SBC-SWBT ONLY

                    2.5.1 "LINE VALIDATION ADMINISTRATION SYSTEM" (LVAS) means the LIDB administrative system FOR SBC-SWBT.

          2.6       DEFINITIONS APPLICABLE TO SNET ONLY

                    2.6.1 "800 SERIES" is a Telecommunications Service for business or residence that allows calls to be made to a specific location at no charge to the calling party. Use of the "800" Service Access Code (e.g., 800, 888) denotes calls that are to be billed to the receiving party. A computer database in the provider's network translates the 800 series number into a conventional 7 or 10 digit phone number for network switching and routing.

                    2.6.2 "DATABASE ADMINISTRATIVE SERVICE LIDB OPERATING GUIDELINES" (OPERATING GUIDELINES) means the document developed by SNET that provides detailed instructions as to the working parameters of SNET's provision of the LIDB Administrative System to CLEC, as may be updated by SNET from time to time. SNET shall provide such Operating Guidelines to CLEC upon execution of this Agreement.

                    2.6.3 "LIDB/AS" means the LIDB administrative system for SNET.

          2.7       DEFINITIONS APPLICABLE TO SBC-AMERITECH ONLY

                    2.7.1 "AUTOMATIC ROUTE SELECTION" or "ARS" means a service feature associated with a specific grouping of lines that provides for automatic selection of the least expensive or most appropriate transmission facility for each call based on criteria programmed into the system.

                    2.7.2 "ENHANCED LECLINK" is a customer access service to the national distribution of billing records via Telcordia's Centralized Message Distribution System (CMDS).

          2.8       DEFINITIONS APPLICABLE TO SNET and SBC-AMERITECH ONLY

                    2.8.1 "CENTRALIZED AMA" (CAMA) is an arrangement where the AMA equipment is centralized in, for example, a Tandem and is used by offices that do not have LAMA (Local AMA). The End Office Switch must send ANI digits to the CAMA office for billing a calling subscriber.

3.        INTERPRETATION, CONSTRUCTION AND SEVERABILITY

          3.1       DEFINITIONS

                    3.1.1 For purposes of this Agreement, certain terms have been defined in this Agreement to encompass meanings that may differ from, or be in addition to, the normal connotation of the defined word. Unless the context clearly indicates otherwise, any term defined or used in the singular will include the plural. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation" and/or "but not limited to". The words "will" and "shall" are used interchangeably throughout this Agreement and the use of either connotes a mandatory requirement. The use of one or the other will not mean a different degree of right or obligation for either Party. A defined word intended to convey its special meaning is capitalized when used. Other terms that are capitalized and not defined in this Agreement will have the meaning in the Act, or in the absence of their inclusion in the Act, their customary usage in the Telecommunications industry as of the Effective Date.

          3.2       HEADINGS NOT CONTROLLING

                    3.2.1 The headings and numbering of Sections, Parts, Appendices Schedules and Exhibits to this Agreement are for convenience only and shall not be construed to define or limit any of the terms herein or affect the meaning or interpretation of this Agreement.

                    3.2.2 This Agreement incorporates several Appendices which, together with their associated Attachments, Exhibits, Schedules and Addenda, constitute the entire Agreement between the Parties. In order to facilitate use and comprehension of the Agreement, the Appendices may be grouped under broad headings. It is understood that these groupings are for convenience of reference only, and are not intended to limit the applicability that any particular appendix, attachment, exhibit, schedule or addenda may otherwise have.

          3.3       REFERENCED DOCUMENTS

                    3.3.1 Unless the context shall otherwise specifically require, and subject to Section 34, whenever any provision of this Agreement refers to a technical reference, technical publication, CLEC Practice, SBC-13STATE Practice, any publication of telecommunications industry administrative or technical standards, or any other document specifically incorporated into this Agreement (collectively, a "Referenced Instrument"), it will be deemed to be a reference to the then-current version or edition (including any amendments, supplements, addenda, or successors) of each Referenced Instrument that is in effect, and will include the then-current version or edition (including any amendments, supplements, addenda, or successors) of any other Referenced Instrument incorporated by reference therein.

          3.4       REFERENCES

                    3.4.1 References herein to Sections, Paragraphs, Exhibits, Parts, Schedules, and Appendices shall be deemed to be references to Sections, Paragraphs and Parts of, and Exhibits, Schedules and Appendices to, this Agreement unless the context shall otherwise require.

          3.5       TARIFF REFERENCES

                    3.5.1 Wherever any Commission approved tariff provision or rate is cited or quoted herein, it is understood that said cite encompasses any revisions or modifications to said tariff.

                    3.5.2 Wherever any Commission approved tariff provision or rate is incorporated, cited or quoted herein, it is understood that said incorporation or reference applies only to the entity within the state whose Commission approved that tariff.

          3.6       CONFLICT IN PROVISIONS

                    3.6.1 In the event of a conflict between the provisions of this Agreement and the Act, the provisions of the Act shall govern.

                    3.6.2 If any definitions, terms or conditions in any given Appendix, Attachment, Exhibit, Schedule or Addenda differ from those contained in this Agreement, the definitions, terms or conditions contained in the Appendix, Attachment, Exhibit, Schedule or Addenda will supersede those contained in this Agreement, but only in regard to the services or activities listed in that particular Appendix, Attachment, Exhibit, Schedule or Addenda. In particular, if an Appendix contains a Term length that differs from the Term length in this Agreement, the Term length of that Appendix will control the length of time that services or activities are to occur under that Appendix, but will not affect the Term length of the remainder of this Agreement.

                    3.6.3 In the event of a conflict between any provision in this Agreement and any provision in the DPUC-ordered tariffs covering the services that are the subject of this Agreement with SNET, such DPUC-ordered tariffs will prevail.

          3.7       JOINT WORK PRODUCT

                    3.7.1 This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

          3.8       SEVERABILITY

                    3.8.1 If any provision of this Agreement is rejected or held to be illegal, invalid or unenforceable, each Party agrees that such provision shall be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby. If necessary to effect the intent of the Parties, the Parties shall negotiate in good faith to amend this Agreement to replace the unenforceable language with enforceable language that reflects such intent as closely as possible.

                              The Parties negotiated the terms and conditions of this Agreement as a total arrangement and it is intended to be nonseverable.

          3.9       NON-VOLUNTARY PROVISIONS

                    3.9.1 This Agreement incorporates certain rates, terms and conditions that were not voluntarily negotiated by SBC-13STATE, but instead resulted from determinations made in arbitration under
                              Section 252 of the Act or from other requirements of regulatory agencies or state law (individually and collectively, a "Non-Voluntary Arrangement"). SBC-13STATE has identified some, but not all, of the Non-Voluntary Arrangements contained in this Agreement, by designating such provisions with asterisks. If any Non-Voluntary Arrangement is modified as a result of any order or finding by the FCC, the appropriate Commission or a court of competent jurisdiction, any Party may, by providing written notice to the other Party, require that any affected Non-Voluntary Arrangement (and any related rates, terms and conditions) be deleted or renegotiated, as applicable, in good faith and this Agreement amended accordingly. If such modifications to this Agreement are not executed within sixty (60) days after the date of such notice, a Party may pursue its rights under Section 19. Within thirty (30) days following receipt of a written request from CLEC, SBC-13STATE will identify any Non-Voluntary Arrangements that may not otherwise be designated such in this Agreement.

                    3.9.2 The Parties acknowledge that the Non-Voluntary Arrangements contained in this Agreement shall not be available in any state other than the state that originally imposed/required such Non-Voluntary Arrangement. By way of example only, the Parties acknowledge that the PUCO's imposition in Ohio of the Minimum Telephone Service Standards (and all terms and conditions relating thereto) shall not apply in or be "portable to" any state other than Ohio.

          3.10      STATE-SPECIFIC RATES, TERMS AND CONDITIONS

                    3.10.1 For ease of administration, this multi-state Agreement contains certain specified rates, terms and conditions that apply only in a designated state. To the extent. that this Agreement contains specified rates, terms and conditions which apply only in a given state, such rates, terms and conditions shall not apply and shall have no effect in any other state(s) to which this Agreement is submitted for approval under Section 252(e) of the Act.

                    3.10.2 SUCCESSOR RATES. Certain of the rates, prices and charges set forth in the applicable Appendix Pricing have been established by the appropriate

                              Commissions in cost proceedings or dockets initiated under or pursuant to the Act. If during the Term that Commission or the FCC changes a rate, price or charge in an order or docket that applies to any of the services available hereunder, the Parties agree to amend this Agreement to incorporate such new rates, prices and charges, with such rates, prices and charges to be effective as of the date specified in such order or docket (including giving effect to any retroactive application, if so ordered). If either Party refuses to execute an amendment to this Agreement within sixty (60) days after the date of such order or docket, the other Party may pursue its rights under Section 15.

          3.11      Scope of Obligations

                    3.11.1 Notwithstanding anything to the contrary contained herein, SBC-13STATE's obligations under this Agreement shall apply only to:

                              3.11.1.1  the specific operating area(s) or
                                        portion thereof in which SBC-13 STATE is then deemed to be the ILEC under the Act (the "ILEC Territory"), and

                              3.11.1.2 assets that SBC-13STATE owns or leases and which are used in connection with SBC-13STATE's provision to CLEC of any services for resale provided or contemplated under this Agreement, the Act or any tariff or ancillary agreement referenced herein (individually and collectively, the "ILEC Assets").

4.        DESCRIPTION AND CHARGES FOR SERVICES

          4.1 A list of Telecommunications Services currently available for resale at the wholesale discount rate set by the appropriate Commission is set forth in Appendix Pricing. Except as otherwise expressed herein, consistent with SBC 13STATE's obligation under Section 251(c)(4)(A) of the Act and any other applicable limitations or restrictions, CLEC may resell other Telecommunications Services offered at retail by SBC-13STATE at the discount set forth in the Appendix Pricing.

          4.2 SBC-13STATE will offer products and services to CLEC for resale pursuant to relevant decisions of the appropriate Commission.

          4.3 Telecommunications Services will be offered by SBC-13STATE to CLEC for resale on terms and conditions that are reasonable and nondiscriminatory.

5.        GENERAL RESPONSIBILITIES OF THE PARTIES

          5.1 At all times during the Term, each Party shall keep and maintain in force at each Party's expense all insurance required by Applicable Law (e.g. workers' compensation insurance) as well as general liability insurance in the amount of (at least) $10,000,000 for personal injury or death to any one person, property damage resulting from any one incident, and automobile liability with coverage for bodily injury and for property damage. Upon request from the other Party, each Party shall provide to the other Party evidence of such insurance (which may be provided through a program of self-insurance). This Section 5.1 is a general statement of insurance requirements and shall be in addition to any specific requirement of insurance referenced elsewhere in this Agreement or a Referenced Instrument.

          5.2 The Parties acknowledge that calls will be placed to local service accounts of Third Parties. To ensure that these calls are properly accounted for and billed to the appropriate local service account of such Third Parties, the Parties have established clearinghouse procedures to accomplish these objectives by various appendices to this Agreement.

          5.3 In the event that CLEC makes any corporate name change (including addition or deletion of a d/b/a), change in OCN/AECN, or makes or accepts a transfer or assignment of interconnection trunks or facilities (including leased facilities), or a change in any other CLEC identifier (collectively, a "CLEC Change"), CLEC shall submit written notice to SBC-13STATE within thirty (30) days of the first action taken to implement such CLEC Change. Within thirty (30) days following receipt of that notice, the Parties shall negotiate rates to compensate SBC-13STATE for the costs to be incurred by SBC-13STATE to make the CLEC Change to the applicable SBC-13STATE databases, systems, records and/or recording announcement(s) for CLEC branded/repair calls. In addition, CLEC shall compensate SBC-13STATE for any service order charges and/or service request charges associated with such CLEC Change. SBC-13STATE's agreement to implement a CLEC Change is conditioned upon CLEC's agreement to pay all reasonable charges billed to CLEC for such CLEC Change.

          5.4 Each Party shall be responsible for labor relations with its own employees. Each Party agrees to notify the other Party as soon as practicable whenever such Party has knowledge that a labor dispute concerning its employees is delaying or threatens to delay such Party's timely performance of its obligations under this Agreement and shall endeavor to minimize impairment of service to the other Party (for example, by using its management personnel to perform work or by other means) in the event of a labor dispute to the extent permitted by Applicable Law.

          5.5 Each Party shall act in good faith in its performance under this Agreement and, in each case in which a Party's consent or agreement is required or requested hereunder, such Party shall not unreasonably withhold or delay such consent or agreement.

6.        EFFECTIVE DATE, TERM, AND TERMINATION

          6.1 This Effective Date of this Agreement shall be ten (10) calendar days after the Commission approves this Agreement under Section 252(e) of the Act or, absent such Commission approval, the date this Agreement is deemed approved under
                    Section 252(e)(4) of the Act.

          6.2 The term of this Agreement shall commence upon the Effective Date of this Agreement and shall expire on May 11, 2001 (the "TERM"). Absent the receipt by one Party of written notice from the other Party at least within 180 days prior to the expiration of the Term to the effect that such Party does not intend to extend the Term, this Agreement shall remain in full force and effect on and after the expiration of the Term until terminated by either Party pursuant to Section
                    6.3 or 6.4.

          6.3 Notwithstanding any other provision of this Agreement, either Party may terminate this Agreement and the provision of any Interconnection, Resale Services, Network Elements, functions, facilities, products or services provided pursuant to this Agreement, at the sole discretion of the terminating Party, in the event that the other Party fails to perform a material obligation or breaches a material term of this Agreement and the other Party fails to cure such nonperformance or breach within forty-five (45) calendar days after written notice thereof. Any termination of this Agreement pursuant to this Section 6.3 shall take effect immediately upon delivery of written notice to the other Party that it failed to cure such nonperformance or breach within forty-five (45) calendar days after written notice thereof.

          6.4 If pursuant to Section 6.2, this Agreement continues in full force and effect after the expiration of the Term, either Party may terminate this Agreement after delivering written notice to the other Party of its intention to terminate this Agreement, subject to Sections 6.5 and 6.6. Neither Party shall have any liability to the other Party for termination of this Agreement pursuant to this Section 6.4 other than its obligations under Sections 6.5 and 6.6.

          6.5 Upon termination or expiration of this Agreement in accordance with Sections 6.2, 6.3 or 6.4:

                    6.5.1 Each Party shall continue to comply with its obligations set forth in Section 46; and

                    6.5.2 Each Party shall promptly pay all amounts owed under this Agreement or place any Disputed Amounts into an escrow account that complies with Section
                              9.3 hereof;

                    6.5.3 Each Party's confidentiality obligations shall survive; and

                    6.5.4 Each Party's indemnification obligations shall survive.

          6.6       If either Party serves notice of expiration pursuant to
                    Section 6.2 or Section 6.4, CLEC shall have ten (10) days to provide SBC-13STATE written confirmation if CLEC wishes to pursue a successor agreement with SBC-13STATE or terminate its agreement. CLEC shall identify the action to be taken on each applicable (13) state(s). If CLEC wishes to pursue a successor agreement with SBC-13STATE, CLEC shall attach to its written confirmation or notice of expiration/termination, as applicable, a written request to commence negotiations with SBC-13STATE under Sections 251/252 of the Act and identify each of the state(s) the successor agreement will cover. Upon receipt of CLEC's
                    Section 252(a)(1) request, the Parties shall commence good faith negotiations on a successor agreement

          6.7 The rates, terms and conditions of this Agreement shall continue in full force and effect until the earlier of (i) the effective date of its successor agreement, whether such successor agreement is established via negotiation, arbitration or pursuant to Section 252(i) of the Act; or
                    (ii) the date that is ten (10) months after the date on which SBC-13STATE received CLEC's Section 252(a)(1) request; provided, however, when a successor agreement becomes effective, the terms, rates and charges of such successor Agreement shall apply retroactively back to the date this Agreement is terminated or expires, whichever is later, and that the retroactive true-up shall be completed within 90 days following the effective date of such successor Agreement.

          6.8 If at any time during the Section 252(a)(1) negotiation process (prior to or after the expiration date or termination date of this Agreement), CLEC withdraws its
                    Section 252(a)(1) request, CLEC must include in its notice of withdrawal a request to adopt a successor agreement under
                    Section 252(i) of the Act or affirmatively state that CLEC does not wish to pursue a successor agreement with SBC-13STATE for a given state. The rates, terms and conditions of this Agreement shall continue in full force and effect for a period of ninety (90) days after the date CLEC provides notice of withdrawal of its Section 252(a)(1) request. On the ninety-first (91) day following SBC-13STATE's receipt of CLEC's notice of withdrawal of its
                    Section 252(a)(1) request, unless CLEC provided SBC-13STATE notice of a Section 252(i) adoption in the interim, the Parties shall, subject to Section 6.5, have no further obligations under this Agreement.

          6.9 If CLEC does not affirmatively state that it wishes to pursue a successor agreement with SBC-13STATE in its, as applicable, notice of expiration or termination or the written confirmation required after receipt of SBC-13STATE's notice of expiration or termination, then the rates, terms and conditions of this Agreement shall continue in full force and effect for a period of ninety (90) days after the date CLEC provided or received notice of expiration or termination. On the ninety-first (91) day following CLEC provided or received notice of expiration or termination, the Parties shall, subject to Section 6.5, have no further obligations under this Agreement.

          6.10      In the event of termination of this Agreement pursuant to
                    Section 6.9, SBC-13STATE and CLEC shall cooperate in good faith to effect an orderly transition of service under this Agreement; provided that CLEC shall be solely responsible (from a financial, operational and administrative standpoint) to ensure that its End Users have been transitioned to a new LEC by the expiration date, termination date of this Agreement.

7.        FRAUD BY END USER(S)

          7.1 SBC-13STATE shall not be liable to CLEC for any fraud associated with CLEC's End Users' accounts, including 1+ IntraLATA toll, ported numbers, and Alternate Billing Service (ABS). ABS is a service that allows a customer to bill calls to account(s) that might not be associated with the originating line. There are three types of ABS calls: calling card, collect, and third number billed calls.

          7.2 The Parties agree to cooperate with one another to investigate, minimize, and take corrective action in cases of fraud involving 1+ IntraLATA toll calls, ABS, and ported numbers. The Parties' fraud minimization procedures are to be cost-effective and implemented so as not to unduly burden or harm one Party as compared with the other.

          7.3 In cases of suspected fraudulent activity by an End User, at a minimum, the cooperation referenced in Section 20.2 will include providing to the other Party, upon request, information concerning End Users who terminate services furnished by that Party without paying all outstanding charges. The Party seeking such information is responsible for securing the End User's permission to obtain such information.

          7.4 SBC-AMERITECH, SBC-SWBT, PACIFIC AND SNET will provide notification messages to CLEC on suspected occurrences of ABS-related fraud on CLEC accounts stored in the applicable LIDB. PACIFIC will provide such alert messages by e-mail. SBC-AMERITECH, SBC-SWBT AND SNET WILL provide via fax.

                    7.4.1 SWBT (ON BEHALF OF ITSELF AND SNET) AND PACIFIC will use a Sleuth system to determine suspected occurrences of ABS-related fraud for CLEC using the same criteria SWBT AND PACIFIC use to monitor fraud on their respective accounts.

                    7.4.2 CLEC understands that Sleuth alerts only identify potential occurrences of fraud. CLEC understands and agrees that it will need to perform its own investigations to determine whether a fraud situation actually exists. CLEC understands and agrees that it will also need to determine what, if any, action CLEC should take as a result of a Sleuth alert.

                    7.4.3 The Parties will provide contact names and numbers to each other for the exchange of Sleuth alert notification information twenty-four (24) hours per day seven (7) days per week.

                    7.4.4 For each alert notification provided to CLEC, CLEC may request a corresponding thirty-day (30-day) historical report of ABS-related query processing. CLEC may request up to three reports per alert.

          7.5 In SBC-SWBT AND PACIFIC, ABS-related alerts are provided to CLEC at no additional charge, except as set forth in Section 7.6.

          7.6 In PACIFIC, 1+ IntraLATA toll fraud alerts are offered for Resale only under the product name Traffic Alert Referral Service (TARS). For TARS, CLEC agrees to pay a recurring usage rate as outlined in Appendix Pricing.

                    7.6.1     Traffic Alert Referral Service

                              7.6.1.1 Traffic Alert Referral Service ("TARS") is a service that monitors traffic patterns associated with a CLEC's resold lines. On no less than thirty (30) calendar days written notice, CLEC may order PACIFIC's TARS. In providing TARS to CLEC, PACIFIC notifies CLEC of traffic abnormalities that indicate the possible occurrence of intraLATA fraud and furnishes to CLEC information on all 1+ alerts. CLEC understands and agrees that PACIFIC will use electronic mail to provide such information and that such information will only be available via electronic mail at the present time. It is the responsibility of CLEC to provide PACIFIC with the correct email address. Information will be provided on a per-alert basis and will be priced on a per-alert basis. PACIFIC grants to CLEC a non-exclusive right to use the TARS information provided by PACIFIC. CLEC will not permit anyone but its duly authorized employees or agents to inspect or use this information. CLEC agrees to pay PACIFIC a recurring usage rate as set forth in Appendix Pricing in the "Other (RESALE)" category listed as "Traffic Alert Referral Service."

                              7.6.1.2   CLEC shall be liable for all fraud
                                        associated with any resale service to
                                        which it subscribes. PACIFIC takes no
                                        responsibility, will not investigate,
                                        and will make no adjustments to CLEC's
                                        account(s) in cases of fraud or any
                                        other related End User dispute.

                              7.6.1.3   In addition to any other indemnity
                                        obligations in this Agreement or any
                                        Appendix attached hereto, PACIFIC shall
                                        not be liable for any damages to CLEC or to any other person or entity for PACIFIC's actions or the conduct of its employees in providing TARS to CLEC. CLEC shall indemnify, defend, and hold PACIFIC harmless from any and all claims, lawsuits, costs, damages, liabilities, losses, and expenses, including reasonable attorney fees, resulting from or in connection with CLEC's use of PACIFIC's TARS, except when such claims, lawsuits, costs, damages, liabilities, losses, or expenses are proximately caused by the willful misconduct or gross negligence of PACIFIC or its employees.

8.        DEPOSITS (SBC-12STATE)

          8.1 The deposit requirements set forth in this Section 8 apply to the services furnished by SBC-12STATE under this Agreement.

          8.2 If CLEC has not established a minimum of twelve (12) consecutive months good credit history with all telephone company affiliates of SBC (that is, AMERITECH, NEVADA, PACIFIC, SNET and SWBT) where CLEC is doing or has done business as a local service provider, CLEC shall remit an initial cash deposit to SBC-12STATE prior to the furnishing of services in each state covered by this Agreement. The deposit required by the previous sentence shall be determined as follows:

                    8.2.1 for NEVADA, PACIFIC and SWBT, if immediately prior to the Effective Date, CLEC was not operating as a Local Service Provider in a state covered by this Agreement, the initial deposit for that state shall be in the amount of $17,000; or

                    8.2.2 for NEVADA, PACIFIC and SWBT, if immediately prior to the Effective Date, CLEC was operating as a Local Service Provider in a state covered by this Agreement, the deposit for that state shall be in the amount calculated using the method set forth in Section 8.7 of this Agreement; or

                    8.2.3 for SBC-AMERITECH, subject to external credit check verification and/or financial statement review, SBC-AMERITECH may require two (2) to four
                              (4) months of projected average monthly billings as a deposit.

                    8.2.4 If CLEC has established a minimum of twelve (12) consecutive months good credit history with all ILEC Affiliates of SBC (that is, AMERITECH, NEVADA, PACIFIC, SNET and SWBT) with which CLEC is doing or has done business as a Local Service Provider, SBC-12STATE shall waive the initial deposit requirement; PROVIDED, HOWEVER, that the terms and conditions set forth in Section 8.1 through Section 8.10 of this Agreement shall continue to apply in each state for the Term. In determining whether CLEC has established a minimum of twelve (12) consecutive months good credit history with each ILEC Affiliate of SBC with which CLEC is doing or has done business, CLEC's payment record with each ILEC Affiliate of SBC for the most recent twelve (12) months occurring within the twenty-four (24) month period immediately prior to the Effective Date shall be considered.

          8.3 Any cash deposit for one state shall be held by SBC-12STATE as a guarantee of payment of charges billed to CLEC, provided, however, SBC-12STATE may exercise its right to credit any cash deposit to CLEC's account upon the occurrence of any one of the following events:

                    8.3.1 when SBC-12STATE sends CLEC the second delinquency notification for that state during the most recent twelve (12) months; or

                    8.3.2 when SBC-12STATE suspends CLEC's ability to process orders in accordance with Section
                              10.5.1.1 or 10.6.1.1, as applicable; or

                    8.3.3 when CLEC files for protection under the bankruptcy laws; or

                    8.3.4 when an involuntary petition in bankruptcy is filed against CLEC and is not dismissed within sixty (60) days; or

                    8.3.5     when this Agreement expires or terminates; or

                    8.3.6 during the month following the expiration of twelve (12) months after that cash deposit was remitted, SBC-12STATE shall credit any cash deposit to CLEC's account so long as CLEC has not been sent more than one delinquency notification letter for that state during the most recent twelve (12) months.

                    8.3.7 For the purposes of this Section 8.3, interest will be calculated as specified Section 9.1.4.1 through 9.1.4.3 and shall be credited to CLEC's account at the time that the cash deposit is credited to CLEC's account.

          8.4 So long as CLEC maintains timely compliance with its payment obligations, SBC-12STATE will not increase the deposit amount required. If CLEC fails to maintain timely compliance with its payment obligations, SBC-12STATE reserves the right to require additional deposit(s) in accordance with
                    Section 8.5 through Section 8.10, inclusive.

          8.5 If during the first six (6) months of operations in a state under this Agreement, CLEC has been sent one delinquency notification letter by SBC-12STATE, the deposit amount for that state shall be re-evaluated based upon CLEC's actual billing totals and shall be increased if CLEC's actual billing average:

                    8.5.1 for NEVADA, PACIFIC or SWBT for a two (2) month period exceeds the deposit amount held; or

                    8.5.2 for AMERITECH for a two (2) to four (4) month period exceeds the deposit amount held.

          8.6 Throughout the Term, any time CLEC has been sent two (2) delinquency notification letters for any one state by SBC-12STATE, the deposit amount for that state shall be re-evaluated based upon CLEC's actual billing totals and shall be increased if CLEC's actual billing average:

                    8.6.1 or NEVADA, PACIFIC or SWBT for a two (2) month period exceeds the deposit amount held; or

                    8.6.2 for AMERITECH for a two (2) to four (4) month period exceeds the deposit amount held.

          8.7       Whenever a deposit is re-evaluated as specified in Section
                    8.5 or Section 8.6, such deposit shall be calculated in an amount equal to the average billing to CLEC for that state for a two (2) to four (4) month period. The most recent three (3) months billing on all of CLEC's CBAs/ESBAs/ASBS ("CBA" is utilized in SWBT only; "ESBA" is utilized in PACIFIC and NEVADA only; "ASBS" is utilized in AMERITECH only) and BANs for services furnished within that state shall be used to calculate CLEC's monthly average.

                    8.7.1 In SBC-7STATE only, after calculating the amount equal to the average billing to CLEC for that state for a two (2) month period, add the amount of any charges that would be applicable to transfer all of CLEC's then-existing End-Users of resale services to SBC-7STATE in the event of

                              CLEC's disconnection for non-payment of charges. The resulting sum is the amount of the deposit.

          8.8       Whenever a deposit is re-evaluated as specified in Section
                    8.5 and Section 8.6, CLEC shall remit the additional deposit amount to SBC-12STATE within thirty (30) calendar days of receipt of written notification from SBC-12STATE requiring such deposit. If CLEC fails to furnish the required deposit within thirty (30) calendar days of receipt of written notice requesting such deposit, SBC-12STATE shall begin the process set forth in Section 10.2. If CLEC continues to fail to furnish the required deposit at the expiration of the fourteen (14) calendar days specified in Section 10.2, then SBC-12STATE shall begin the procedure(s) set forth in Sections 10.5.1 and 10.6. 1, as appropriate for the state.

          8.9 This cash deposit requirement may be satisfied in whole or in part with an irrevocable bank letter of credit acceptable to SBC-12STATE. No interest shall be paid by SBC-12STATE for any portion of the deposit requirement satisfied by an irrevocable bank letter of credit. SBC-12STATE may demand payment from the issuing bank of any irrevocable bank letter of credit upon the occurrence of any of the events listed in
                    Section 8.3.1 through 8.3.5 hereof

          8.10 The fact that SBC-12STATE holds either a cash deposit or irrevocable bank letter of credit does not relieve CLEC from timely compliance with its payment obligations under this Agreement.

          8.11 For Deposit requirements for SNET, see the applicable DPUC ordered tariff.

9.        BILLING AND PAYMENT OF CHARGES

          9.1 Unless otherwise stated, SBC-13STATE will render monthly bill(s) to CLEC for services provided hereunder at the rates set forth in the applicable Appendix Pricing, as set forth in applicable tariffs or other documents specifically referenced herein and, as applicable, as agreed upon by the Parties or authorized by a Party.

                    9.1.1 Remittance in FULL of all bills rendered by SBC-AMERITECH, SBC-SWBT AND PACIFIC IS due within thirty (30) days of each bill date (the "BILL DUE DATE") and shall be paid in accordance with the terms of Section 9.2 of this Agreement.

                    9.1.2 Remittance in full of all bills rendered by NEVADA is due in accordance with the terms set forth in the Commission C2-A Tariff, with the date on which amounts are due referred to herein as the "BILL DUE DATE".

                    9.1.3 Remittance in fall of all bills rendered by SNET is due in accordance with the terms set forth in the Connecticut Access Service Tariff approved by the DPUC, with the date on which amounts are due referred to herein as the "Bill DUE DATE".

                    9.1.4 If CLEC fails to remit payment for any charges for services by the Bill Due Date, or if a payment or any portion of a payment is received from CLEC after the Bill Due Date, or if a payment or any portion of a payment is received in funds which are not immediately available to SBC-13STATE as of the Bill Due Date (individually and collectively, "PAST DUE"), then a late payment charge shall be assessed as provided in Sections 9.1.4.1 through 9.1.4.3, as applicable.

                              9.1.4.1   If any charge incurred under this
                                        Agreement that is billed out of any
                                        SBC-8STATE billing system other than the SBC-SWBT Customer Records Information System (CRIS) is Past Due, the unpaid amounts shall bear interest from the Bill Due Date until paid at the lesser of (i) the rate used to compute the Late Payment Charge in the applicable SBC-8STATE intrastate access services tariff in that state and (ii) the highest rate of interest that may be charged under Applicable Law, compounded daily from the Bill Due Date to and including the date that the payment is actually made and available.

                              9.1.4.2   If any charge incurred under this
                                        Agreement that is billed out of
                                        SBC-SWBT'S CRIS is Past Due, the unpaid
                                        amounts shall bear interest from the
                                        Bill Due Date until paid. The interest
                                        rate applied to SBC-SWBT CRIS-billed
                                        Past Due unpaid amounts shall be the
                                        lesser of (i) the rate used to compute
                                        the Late Payment Charge contained in the applicable SBC-SWBT intrastate retail Commission-approved tariff governing
                                        Late Payment Charges to SBC-SWBT'S
                                        retail End Users that are business End
                                        Users in that state and (ii) the highest rate of interest that may be charged under Applicable Law, compounded daily from the Bill Due Date to and including the date that the payment is actually made and available.

                              9.1.4.3   If any charge incurred under this
                                        Agreement that is billed out of any
                                        SBC-AMERITECH billing system is Past
                                        Due, the unpaid amounts shall accrue
                                        interest from the Due Date at the lesser of (i) one and one-half percent (1 1/2%) per month and (ii) the highest rate of interest that may be charged under Applicable Law, compounded daily from the Bill Due Date to and including the date that the payment is actually made and available.

          9.2 CLEC shall make all payments to SBC-12STATE via electronic funds credit transfers through the Automated Clearing House Association (ACH) network to the financial institution designated by SBC-12STATE. Remittance information will be communicated together with the funds transfer via the ACH network. CLEC shall use the CCD+ or the CTX transaction set. CLEC and SBC-12STATE shall abide by the National Automated Clearing House Association (NACHA) Rules and Regulations. Each ACH credit transfer shall be received by SBC-12STATE no later than the Bill Due Date of each bill or Late Payment Charges will apply. SBC-12STATE shall not be liable for any delays in receipt of funds or errors in entries caused by CLEC or Third Parties, including CLEC's financial institution. CLEC is responsible for its own banking fees.

                    9.2.1 CLEC shall make all payments to SNET in "immediately available funds." All payments to SNET shall be made using one of the methods set forth in the Connecticut Access Service Tariff approved by the CT-DPUC or via electronic funds credit transfers through the Automated Clearing House Association (ACH) network to the financial institution designated by SNET. If CLEC makes payment through funds transfer via the ACH network, remittance information will be communicated together with the funds transfer via the ACH network. If CLEC makes payment through funds transfer via the ACH network, CLEC shall use the CCD+ or the CTX transaction set. CLEC and SNET shall abide by the National Automated Clearing House Association (NACHA) Rules and Regulations. Each payment shall be received by SNET no later than the Bill Due Date of each bill or Late Payment Charges will apply. SNET shall not be liable for any delays in receipt of funds or errors in entries caused by CLEC or Third Parties, including CLEC's financial institution. CLEC is responsible for its own banking fees.

          9.3 If any portion of an amount due to SBC-13STATE for services furnished under this Agreement is subject to a bona fide dispute, CLEC shall, prior to the Bill Due Date, give written notice to SBC-13STATE of the amounts it disputes ("Disputed Amounts") and include in such written notice the specific details and reasons for disputing each item, as listed in Section 18.4.1. CLEC shall pay when due (i) all undisputed amounts, and (ii) all Disputed Amounts into an interest bearing escrow account with a Third Party escrow agent mutually agreed upon by the Parties. To be acceptable, the Third Party escrow agent must meet all of the following criteria:

                    9.3.1 The financial institution proposed as the Third Party escrow agent must be located within the continental United States;

                    9.3.2 The financial institution proposed as the Third Party escrow agent may not be an Affiliate of either Party; and

                    9.3.3 The financial institution proposed as the Third Party escrow agent must be authorized to handle Automatic Clearing House (ACH) (credit transactions) (electronic funds) transfers.

                    9.3.4 In addition to the foregoing requirements for the Third Party escrow agent, CLEC and the financial institution proposed as the Third Party escrow agent must agree that the escrow account will meet all of the following criteria:

                              9.3.4.1 The escrow account must be an interest bearing account;

                              9.3.4.2 All charges associated with opening and maintaining the escrow account will be borne by CLEC;

                              9.3.4.3 That none of the funds deposited into the escrow account or the interest earned thereon may be subjected to the financial institution's charges for serving as the Third Party escrow agent;

                              9.3.4.4 All interest earned on deposits to the escrow account shall be disbursed to the Parties in the same proportion as the principal; and

                              9.3.4.5 Disbursements from the escrow account shall be limited to those:

                                        9.3.4.5.1 authorized in writing by both
                                                  CLEC and SBC-13STATE (that is,
                                                  signature(s) from
                                                  representative(s) of CLEC only
                                                  are not sufficient to properly
                                                  authorize any disbursement);
                                                  or

                                        9.3.4.5.2 made in accordance with the
                                                  final, non-appealable order of
                                                  the arbitrator appointed
                                                  pursuant to the provisions of
                                                  Section 15.7; or

                                        9.3.4.5.3 made in accordance with the
                                                  final, non-appealable order of
                                                  the court that had
                                                  jurisdiction to enter the
                                                  arbitrator's award pursuant to
                                                  Section 15.7.

          9.4 Disputed Amounts in escrow shall be subject to Late Payment Charges as set forth in Section 9.1.

          9.5 Issues related to Disputed Amounts shall be resolved in accordance with the procedures identified in the Dispute Resolution provisions set forth in Section 15.

          9.6 If CLEC disputes any charges for services furnished under this Agreement and any portion of the dispute is resolved in favor of CLEC, the Parties shall cooperate to ensure that all of the following actions are taken:

                    9.6.1 SBC-13STATE shall credit the invoice of CLEC for that portion of the Disputed Amounts resolved in favor of CLEC, together with any Late Payment Charges assessed with respect thereto no later than the second Bill Due Date after the resolution of the Dispute;

                    9.6.2 within fifteen (15) calendar days after resolution of the Dispute, the portion of the escrowed Disputed Amounts resolved in favor of CLEC shall be released to CLEC, together with any accrued interest thereon;

                    9.6.3 within. fifteen (15) calendar days after resolution of the Dispute, the portion of the Disputed Amounts resolved in favor of SBC-13STATE shall be released to SBC-13STATE, together with any accrued interest thereon; and

                    9.6.4 no later than the third Bill Due Date after the resolution of the dispute regarding the Disputed Amounts, CLEC shall pay SBC-13STATE the difference between the amount of accrued interest SBC-13STATE received from the escrow disbursement and the amount of Late Payment Charges SBC-13STATE is entitled to receive pursuant to Section 9. 1.

          9.7 Failure by CLEC to pay any charges determined to be owed to SBC-13STATE within the time specified in Section 9.6 shall be grounds for termination of this Agreement.

          9.8       Exchange of Billing Message Information

                    9.8.1 SBC-13 STATE will provide CLEC a specific Daily Usage File ("DUF" OR "USAGE EXTRACT") for usage sensitive services furnished hereunder ("CUSTOMER USAGE DATA"). Such Customer Usage Data shall be provided by SBC-13STATE in accordance with Exchange Message Interface (EMI) guidelines supported by OBF. Any exceptions to the supported formats will be noted in the DUF implementation requirements documentation for each ILEC. The DUF shall include (i) specific daily usage, including both Local Traffic (if and where applicable) and LEC-carried IntraLATA Toll Traffic, in EMI format for usage sensitive services furnished in connection with each service to the extent that similar usage sensitive information is provided to retail End Users of SBC-13STATE within that state,
                              (ii) with sufficient detail to enable CLEC to bill its End Users for usage sensitive services furnished by SBC-13STATE in connection with services furnished by SBC-13STATE under this

                              Agreement. Procedures and processes for
                              implementing the interfaces with SBC-AMERITECH, PACIFIC, NEVADA , SNET , and SBC-SWBT will be included in implementation requirements documentation.

                    9.8.2 To establish file transmission for the DUF, CLEC must provide a separate written request for each state to SBC-AMERITECH, PACIFIC, NEVADA, SNET AND, SBC-SWBT no less than sixty (60) calendar days prior to the desired first transmission date for each file.

                    9.8.3 Call detail for LEC-carried calls that are alternately billed to CLEC End Users will be forwarded to CLEC as rated call detail on the DUF

                    9.8.4 SBC-SWBT shall bill CLEC for DUF furnished by SBC-SWBT in accordance with the price(s) provided in the applicable Appendix Pricing under "Electronic Billing Information."

                    9.8.5 Interexchange call detail on services furnished to CLEC under this Agreement for resale that is forwarded to SBC-13STATE for billing, which would otherwise be processed by SBC-13STATE for its retail End Users, will be returned to the IXC and will not be passed through to CLEC. This call detail will be returned to the IXC with a transaction code indicating that the returned call originated from a resold account. Billing for Information Services and other ancillary services traffic on resold accounts will be passed through when SBC-13STATE records the message.

                    9.8.6 SBC-AMERITECH, NEVADA and PACIFIC Ancillary Services messages originated on or billed to a resold account in those seven (7) states shall be subject to the rates, terms and conditions of Appendix Message Exchange.

                    9.8.7 CLEC shall be responsible for providing all billing information to each of its End Users, regardless of the method used to provision the End User's service.

10.       NONPAYMENT AND PROCEDURES FOR DISCONNECTION

          10.1 If CLEC is furnished services under the terms of this Agreement in more than one (1) state, Sections 10.1 through 10.7, inclusive, shall be applied separately for each such state.

          10.2 Failure to pay charges may be grounds for termination of this Agreement. If CLEC fails to pay by the Bill Due Date, any and all charges billed to it under this Agreement, including any Late Payment Charges or miscellaneous charges

                    ("UNPAID CHARGES"), and any portion of such Unpaid Charges remain unpaid fifteen (15) calendar days after the Bill Due Date, SBC-13STATE shall notify CLEC in writing that in order to avoid disruption or disconnection of the services furnished under this Agreement, CLEC must remit all Unpaid Charges to SBC-13STATE within fourteen (14) calendar days following receipt of SBC-13STATE's notice.

          10.3 If CLEC desires to dispute any portion of the Unpaid Charges, CLEC shall take all of the following actions not later than fourteen (14) calendar days following receipt of SBC-13STATE's notice of Unpaid Charges:

                    10.3.1 notify SBC-13STATE in writing which portion(s) of the Unpaid Charges it disputes, including the total amount disputed ("DISPUTED AMOUNTS") including all of the specific details listed in
                              Section 10.4.1, together with the reasons for its dispute; and

                    10.3.2 immediately pay to SBC-13STATE all undisputed Unpaid Charges; and

                    10.3.3 pay all Disputed Amounts into an interest bearing escrow account that complies with all of the requirements set forth in Section 9.3.

                    10.3.4 Evidence that CLEC has established an interest bearing escrow account that complies with all of the terms set forth in Section 9.3 of this Agreement and deposited a sum equal to the Disputed Amounts into that escrow account must be furnished to SBC-13STATE before the Unpaid Charges will be deemed to be "disputed" under Section 15.4.1.

          10.4 Issues related to Disputed Amounts shall be resolved in accordance with the procedures identified in the Dispute Resolution provision set forth in Section 15.

          10.5      SBC-AMERITECH only

                    10.5.1 Notwithstanding anything to the contrary herein, if CLEC fails to (i) pay any undisputed amounts by the Bill Due Date, (ii) pay the disputed portion of a past due bill into an interest-bearing escrow account with a Third Party escrow agent, (iii) pay any revised deposit or (iv) make a payment in accordance with the terms of any mutually agreed upon payment arrangement, SBC-AMERITECH may, in addition to exercising any other rights or remedies it may have under Applicable Law, provide written demand to CLEC for failing to comply with the foregoing. If CLEC does not satisfy the written demand within five (5) Business Days of receipt, SBC-AMERITECH may exercise any, or all, of the following options:

                              10.5.1.1 assess a late payment charge and where appropriate, a dishonored check charge;

                              10.5.1.2  require provision of a deposit or
                                        increase an existing deposit pursuant to a revised deposit request;

                              10.5.1.3  refuse to accept new, or complete
                                        pending, orders; and/or

                              10.5.1.4  discontinue service.

                    10.5.2 Notwithstanding anything to the contrary in this Agreement, SBC-AMERITECH's exercise of any of the above options:

                              10.5.2.1  shall not delay or relieve CLEC's
                                        obligation to pay all charges on each
                                        and every invoice on or before the
                                        applicable Bill Due Date, and

                              10.5.2.2  Sections 10.5.1.3 and 10.5.1.4 shall
                                        exclude any affected order or service
                                        from any applicable performance interval or Performance Benchmark.

                    10.5.3 Once disconnection has occurred, additional charges may apply.

          10.6      SBC-7STATE ONLY

                    10.6.1 If any Unpaid Charges remain unpaid and undisputed twenty-nine (29) calendar days past the Bill Due Date of such Unpaid Charges, SBC-7STATE shall notify CLEC and the Commission in writing that unless all Unpaid Charges are paid within sixteen
                              (16) calendar days following CLEC's receipt of such notice, all services furnished to CLEC under this Agreement shall be disconnected. This notice shall further specify that SBC-7STATE shall cause any of CLEC's End Users provisioned with such services to be defaulted to SBC-7STATE local service.

                              10.6.1.1 On the same day that it sends the letter required by Section 13.6.1, SBC-7STATE will suspend acceptance of any new order and completion of any pending order (other than a disconnect order) from CLEC for any service that could be furnished under this Agreement.

                              10.6.1.2  Section 10.6.1.1 shall exclude any
                                        affected order for service(s) from any
                                        applicable performance interval and
                                        computation of any Performance
                                        Measurement.

                    10.6.2 If any Unpaid Charges remain unpaid and undisputed forty (40) calendar days past the Bill Due Date of the Unpaid Charges, CLEC shall, at its sole expense, notify its End Users and the Commission that the End Users' service may be disconnected due to CLEC's failure to pay Unpaid Charges, and that its End Users must affirmatively select a new local service provider within five (5) calendar days. This notice shall also advise each of CLEC's End Users that SBC-7STATE will transfer provisioning of the End User's account to SBC-7STATE at the end of the five (5) calendar day period should the End User fail to select a new local service provider in the interim.

                    10.6.3 If any Unpaid Charges for services furnished to CLEC under this Agreement remain unpaid and undisputed forty-five (45) calendar days past the Bill Due Date of such Unpaid Charges, SBC-7STATE shall disconnect all services furnished to CLEC under this Agreement.

                              10.6.3.1  On the same date that services are
                                        disconnected, SBC-7STATE shall cause
                                        CLEC's End Users to be transferred
                                        directly to SBC-7STATE's local service.
                                        To the extent available at retail from
                                        SBC-7STATE, the End Users transferred to SBC-7STATE's local service shall receive the same services provided through CLEC immediately prior to the time of transfer; provided, however, SBC-7STATE reserves the right to toll restrict (both interLATA and intraLATA) such transferred End Users.

                              10.6.3.2  Applicable conversion charges and
                                        service establishment charges for
                                        transferring End Users from CLEC to
                                        SBC-7STATE as specified in this Section
                                        10.6 shall be billed to CLEC.

                              10.6.3.3 SBC-7STATE shall inform the Commission of the names of all End Users transferred through this process.

                    10.6.4 Within five (5) calendar days of the transfer, SBC-7STATE shall notify all transferred End Users that because of CLEC's failure to pay SBC-7STATE, their local service is now being provided by SBC-7STATE. SBC-7STATE shall also notify each transferred End User that the End User has thirty
                              (30) calendar days to select a new local service provider.

                    10.6.5 If any End User transferred to SBC-7STATE's local service pursuant to Section 10.6.3 of this Agreement fails to select a new local service provider within thirty (30) calendar days of the transfer to SBC-7STATE's local service, SBC-7STATE shall terminate the End User's service.

                              10.6.5.1  The transferred End User shall be
                                        responsible for any and all charges
                                        incurred during the selection period.

                              10.6.5.2 SBC-7STATE shall notify the Commission of the names of all End Users whose service has been terminated pursuant to this Section 10.6.5.

                    10.6.6 SBC-7STATE may discontinue service to CLEC as provided in Section 10.6.3 and shall have no liability to CLEC or CLEC's End Users in the event of such disconnection or any transfer of End Users to SBC-7STATE's service in connection with such disconnection.

                    10.6.7 Nothing in this Agreement shall be interpreted to obligate SBC-7STATE to continue to provide service to any transferred End User beyond the thirty (30) calendar day selection period. Nothing herein shall be interpreted to limit any and all disconnection rights SBC-7STATE has with regard to such End Users under Applicable Law; provided, however,

                              10.6.7.1 in PACIFIC only, following expiration of the selection period and disconnection of such End Users, where facilities permit, PACIFIC will furnish transferred and subsequently disconnected residential End Users with "quick dial tone."

                    10.6.8 Once the letter required by Section 10.6.1 has been sent to CLEC, SBC-7STATE shall not accept any order (other than a disconnect order) from CLEC until

                              10.6.8.1  all Unpaid Charges are paid, and

                                        10.6.8.1.1 CLEC has furnished SBC-7STATE
                                                   a cash deposit calculated
                                                   pursuant to the terms and
                                                   conditions of Section 8.

          10.7 Disconnection for SNET, see the applicable DPUC ordered tariff.

11.       TERMS AND CONDITIONS FOR RESALE OF SERVICES

          11.1 Except as otherwise expressly provided herein, for Telecommunications Services included within this Agreement that are offered by SBC-13STATE to SBC-13STATE's End Users through tariff(s), the rules and regulations associated with SBC-13STATE's retail tariff(s) shall apply when the services are resold by CLEC, with the exception of any tariff resale restrictions; provided, however, any tariff restrictions on further resale by the End User shall continue to apply. Use limitations on any service resold by CLEC to its End Users shall be in parity with the use limitations applicable to the same service offered by SBC-13STATE to its End Users.

          11.2 CLEC shall only sell Plexar-Registered Trademark-, Centrex and Centrex-like services to a single End User or multiple End Users in accordance with the terms and conditions set forth in the corresponding SBC-13STATE retail tariff(s) applicable within that state.

          11.3 Except where otherwise explicitly permitted in SBC-13STATE's corresponding retail tariff(s), CLEC shall not permit the sharing of a service by multiple End User(s) or the aggregation of traffic from multiple End User(s) onto a single service.

                    11.3.1    This section applies only to SWBT-TX:

                              11.3.1.1 Within the State of Texas, based upon the Texas Commission's arbitration order, SWBT-TX will permit aggregation for purposes of the resale of volume discount offers. Volume discount offers include such items as intraLATA toll, but do not include such items as packages of vertical features.

          11.4 Grandfathered services are available per appropriate state specific tariff to CLEC for resale at the applicable discount only to the same End User, at the existing End User's location, to which SBC-13STATE provides the service, either at retail or through resale.

          11.5 CLEC shall only resell services furnished under this Agreement to the same category of End Users to whom SBC-13STATE offers such services (for example, residence service shall not be resold to business End Users).

          11.6      SPECIAL NEEDS SERVICES

                    11.6.1 CLEC may only resell special needs services" as identified in associated state specific tariffs to persons who are eligible for each such service. As used herein, the term "special needs services" means services for the physically disabled where the disability is related to vision, speech, hearing or motion. Further, to the extent CLEC resells services that require certification on the part of the End User, CLEC shall ensure that the End User has obtained proper certification and complies with all rules and regulations as established by the appropriate Commission.

                              11.6.1.1 If the existing retail Customer Service Record ("CSR") for an End User's account currently provisioned at retail by SBC-13STATE contains an indicator that the same telephone number for the same named Person at the same address is currently being billed by SBC-13STATE retail for the same "special needs service," the End User has previously been certified as eligible for that "special needs service."

                              11.6.1.2  If the indicator described in Section
                                        11.6.1.1 is present on the End User's
                                        current retail account with an
                                        SBC-13STATE company, CLEC must make the
                                        determination whether the End User
                                        continues to be eligible for the
                                        program(s) specified in Section 11.6.1
                                        hereof CLEC is responsible for obtaining any End User certification or re-certification required by the terms of the state specific SBC-13STATE tariff for any "special needs service" it resells to any End User beginning on the date that CLEC submits any order relating to that "special needs service." This responsibility includes obtaining and retaining any documentary evidence of each such End User's eligibility, in accordance with the applicable SBC-13STATE retail tariff requirements.

                              11.6.1.3  If the indicator described in Section
                                        11.6.1 is not present on the End User's
                                        current retail account with an
                                        SBC-13STATE company, or if the applicant does not currently have local telephone service, CLEC is responsible for ensuring that the End User is eligible for any "special needs service" in accordance with applicable SBC-13STATE retail tariff requirements, for obtaining and retaining any documentary evidence of such eligibility and for designating such End User or applicant as eligible to participate in such program(s).

                    11.6.2    THIS SECTION APPLIES ONLY TO SBC-SWBT:

                              11.6.2.1 CLEC may only resell SBC-SWBT LifeLine and Link-Up services, according to associated retail state specific tariffs to persons who are eligible for each such service. Further, to the extent CLEC resells services that require certification on the part of the End User, CLEC shall ensure that the End User meets all associated tariff eligibility requirements, has obtained proper certification and complies with all rules and regulations as established by the appropriate Commission.

                              11.6.2.2 When the End User is currently receiving SBC-SWBT LifeLine and/or Link-Up benefit, the existing SBC-SWBT CSR will carry the appropriate service indicator. CLEC may view this indicator on the SBC-SWBT CSR.

                              11.6.2.3  If the indicator described in Section
                                        11.6.2.2 is present on the End User's
                                        current retail SBC-SWBT CSR, CLEC must
                                        make the determination whether the End
                                        User continues to be eligible for the
                                        program(s) specified in Section 11.6.2.1 hereof. CLEC is responsible for obtaining any End User certification or re-certification required by the terms of the state specific SBC-SWBT tariff for LifeLine or Link-Up service it resells to any End User beginning on the date that CLEC submits any order relating to service. This responsibility includes obtaining and retaining any documentary evidence of each such End User's eligibility, in accordance with the applicable SBC-SWBT retail tariff requirements.

                              11.6.2.4  If the indicator described in Section
                                        11.6.2.2 is not present on the CSR for
                                        the End User's current retail account
                                        with SBC-SWBT, or if the applicant
                                        does not currently have local telephone
                                        service, CLEC is responsible for
                                        ensuring that the End User is eligible
                                        for any LifeLine or Link-Up service in
                                        accordance with applicable SBC-SWBT
                                        retail tariff requirements, for
                                        obtaining and retaining any documentary
                                        evidence of such eligibility and for
                                        designating such End User or applicant
                                        as eligible to participate in such
                                        program(s).

          11.7 THIS SECTION APPLIES ONLY TO NEVADA, PACIFIC, SNET AND SBC-AMERITECH:

                    11.7.1 NEVADA, PACIFIC, SNET AND SBC-AMERITECH LifeLine and Link-Up services are not available for resale.

                    11.7.2 When an End User is currently receiving NEVADA, PACIFIC, SNET or SBC-AMERITECH LifeLine or Link-Up service, the existing NEVADA, PACIFIC, SNET or SBC-AMERITECH Customer Service Record (CSR) will carry the appropriate service indicator. CLEC may view this indicator on the CSR.

                              11.7.2.1 CLEC may obtain LifeLine or Link-Up indicator data from NEVADA, PACIFIC, SNET or SBC-AMERITECH's existing retail CSR for the End User for the sole purpose of enabling CLEC to determine whether the End User may be eligible for any similar program(s) CLEC may offer.

                              11.7.2.2 CLEC is exclusively responsible for all aspects of any similar CLEC-offered program, including ensuring that any similar CLEC-offered program(s) complies with all applicable federal and state requirements, obtaining all necessary End User certifications and re-certifications, submitting written designation that any of CLEC's End User or applicants are eligible to participate in such programs, submitting CLEC's claims for reimbursement to any applicable governmental authority and any other activities required by any applicable governmental authority.

                    11.7.3 If no NEVADA, PACIFIC, SNET or SBC-AMERITECH LifeLine and/or Link-Up indicator is present on the CSR for the End User's current retail account, such End User is not currently certified as eligible to participate in any LifeLine or Link-Up program offered by NEVADA, PACIFIC, SNET or SBC-AMERITECH.

          11.8      CUSTOMER SPECIFIC PRICING

                    11.8.1    This section applies only to SWBT-TX:

                              11.8.1.1 Subject to any modifications ultimately approved in Docket Number 17759 and any appeals thereof:

                                        11.8.1.1.1 CLEC may convert current
                                                   SWBT-TX End User(s) that have
                                                   existing term, volume,
                                                   termination liability or any
                                                   customer specific pricing
                                                   contracts (collectively
                                                   referred to hereinafter as
                                                   "CSP Contracts") for services
                                                   offered within the State of
                                                   Texas, and

                                        11.8.1.1.2 SWBT-TX and any other
                                                   reseller of SWBT-TX local
                                                   service may convert current
                                                   CLEC End User(s) that have
                                                   existing CSP Contracts for
                                                   services offered within the
                                                   State of Texas.

                              11.8.1.2  In the event of a conversion under
                                        either Section 11.8.1.1.1 or 11.8.1.1.2,
                                        CLEC and SWBT-TX shall comply with all
                                        of the terms and conditions set forth in Sections 11.8.2 and 11.8.3 hereof.

                              11.8.1.3 Responsibilities of CLEC in connection with CSP Contract Conversions.

                                        11.8.1.3.1 CLEC shall assume in writing
                                                   the balance of the terms,
                                                   including volume, term and
                                                   termination liability
                                                   remaining on any current
                                                   retail SWBT-TX
                                                   or resold End User CSP
                                                   Contract at the time of
                                                   conversion. CLEC may assume
                                                   the CSP Contract at the
                                                   wholesale discount of 5.62%
                                                   for customer specific pricing
                                                   plan contracts and at the
                                                   wholesale discount of 8.04%
                                                   for tariffed volume and term
                                                   contracts.

                                        11.8.1.3.2 Correspondingly, CLEC shall
                                                   not charge CLEC's End User
                                                   termination liability when an
                                                   existing CSP contract between
                                                   CLEC and its End User is
                                                   converted to SWBT-TX or any
                                                   other local service provider
                                                   reselling SWBT-TX local
                                                   service.

                                        11.8.1.3.3 If another reseller of
                                                   SWBT-TX local service
                                                   converts a current CLEC End
                                                   User(s) that has an existing
                                                   CSP Contract, it is CLEC's
                                                   responsibility to address
                                                   assumption of the CSP
                                                   contact and termination
                                                   liability with the other
                                                   reseller. CLEC agrees that
                                                   SBC-13STATE has no
                                                   responsibilities in such a
                                                   situation, and CLEC further
                                                   agrees that it will not make
                                                   any Claim against SWBT-TX in
                                                   connection with any
                                                   conversion by another
                                                   reseller of SWBT-TX local
                                                   service of any CLEC End
                                                   User(s) that has an existing
                                                   CSP contract.

                              11.8.1.4  Responsibilities of SWBT-TX in
                                        connection with CSP Contract Conversions

                                        11.8.1.4.1 SWBT-TX will not charge its
                                                   retail End User termination
                                                   liability when an existing
                                                   CSP contract is converted to
                                                   CLEC for resale.

                                        11.8.1.4.2 Correspondingly, SWBT-TX will
                                                   assume in writing the balance
                                                   of the terms, including
                                                   volume, term and termination
                                                   liability remaining on a
                                                   current CSP contract between
                                                   CLEC and its End User at the
                                                   time that CLEC's End User is
                                                   converted to SWBT-TX.

                    11.8.2    This section applies only to SBC-AMERITECH:

                              11.8.2.1 SBC-AMERITECH retail contracts may be assumed unless expressly prohibited by the contract. Contracts for grandfathered and/or sunsetted services may not be assumed.

                              11.8.2.2 Subject to the provisions of Section 11.8.2.1, the following shall apply:

                                        11.8.2.2.1 AM-IL tariffed and Individual
                                                   Case Basis (ICB) contracts
                                                   that are assumed receive a
                                                   wholesale discount of 3.16%.

                                        11.8.2.2.2 AM-MI tariffed and Individual
                                                   Case Basis (ICB) contracts
                                                   that are assumed receive a
                                                   wholesale discount of 3.39%.

                                        11.8.2.2.3 AM-IN, AM-OH, AND AM-WI
                                                   tariffed and Individual Case
                                                   Basis (ICB) contracts may be
                                                   assumed, but receive no
                                                   wholesale discount.

                                        11.8.2.2.4 SBC-AMERITECH Non-Standard
                                                   Service contracts may be
                                                   assumed, but receive no
                                                   wholesale discount.

                              11.8.2.3  If CLEC elects to terminate a
                                        SBC-AMERITECH retail contract which CLEC had previously assumed, CLEC will be assessed the applicable termination charges remaining unless CLEC elects to simultaneously replace the existing contract with a contract of greater term and/or volume at the same discount CLEC receives for the previously assumed but now terminated contract.

          11.9      PAYPHONE SERVICES

                    11.9.1 CLEC may provide certain local Telecommunications Services to payphone service providers ("PSPs") for PSPs' use in providing payphone service. Local Telecommunications Services which PSPs use in providing payphone service that are provided to PSPs by CLEC by means of reselling SBC-13STATE's services offered pursuant to the appropriate payphone section(s) of SBC-13STATE's state specific tariff(s) applicable in each state covered by this Agreement are referred to in this Agreement as "Payphone Lines." In its Common Carrier Docket No. 96-128, the FCC ordered SBC-13STATE to compensate PSP customers of CLECs that resell SBC-13STATE's services for certain calls originated from pay telephones and received by the resale-based carriers. (IMPLEMENTATION OF THE PAY TELEPHONE RECLASSIFICATION AND COMPENSATION PROVISIONS OF THE TELECOMMUNICATIONS ACT OF 1996, FCC Docket No. 96-128, Report and Order, para. 86 (1996)). This compensation is referred to in this Agreement as "Payphone Compensation."

                    11.9.2 The Parties desire that SBC-13STATE satisfy the obligation to pay Payphone Compensation to PSPs that are customers of CLEC by paying the Payphone Compensation to CLEC, who will then forward the Payphone Compensation directly to the PSPs.

                              11.9.2.1  SBC-13STATE will pay Payphone
                                        Compensation due with respect to
                                        Payphone Lines in compliance with the
                                        current or any future order of the FCC.
                                        SBC-13STATE will pay Payphone
                                        Compensation to CLEC only for:

                                        11.9.2.1.1 IntraLATA subscriber 800
                                                   calls for which SBC-13STATE
                                                   provides the 800 service to
                                                   the subscriber and carries
                                                   the call; and

                                        11.9.2.1.2 IntraLATA calls placed using
                                                   SBC-13STATE's prepaid calling
                                                   card platform and carried by
                                                   SBC-13STATE.

                              11.9.2.2 SBC-13STATE will not pay any Payphone Compensation for non-sent paid calls.

                              11.9.2.3 SBC-13STATE will pay CLEC the Payphone Compensation due to CLEC's PSP customer(s) within sixty (60) calendar days after the close of the calendar quarter during which the call(s) for which Payphone Compensation is due were made. However, payment may be made later than sixty (60) calendar days if SBC-13STATE deems it necessary to investigate a call or calls for possible fraud.

                                        11.9.2.3.1 SBC-13STATE will make payment
                                                   of any Payphone Compensation
                                                   due to CLEC under this
                                                   Agreement by crediting CLEC's
                                                   bill for the Payphone Line
                                                   over which the call that
                                                   gives rise to the Payphone
                                                   Compensation was placed.
                                                   SBC-13STATE will not issue a
                                                   check to CLEC if the credit
                                                   for Payphone Compensation
                                                   exceeds the balance due TO
                                                   SBC-13STATE on the bill.

                              11.9.2.4 Nothing in this Agreement entitles CLEC to receive or obligates SBC-13STATE to provide any call detail or other call record for any call that gives rise to Payphone Compensation.

                              11.9.2.5 CLEC represents and warrants that the only SBC-13STATE services that CLEC will make available to PSPs as Payphone Lines are the payphone services that SBC-13STATE offers pursuant to the appropriate payphone section(s) of SBC-13STATE's state specific tariff(s) applicable in each state covered by this Agreement.

                              11.9.2.6  Except as provided otherwise in Section
                                        11.9 of this Agreement, CLEC shall pay
                                        the entire amount of the Payphone
                                        Compensation due with respect to each
                                        Payphone Line to the PSP that is CLEC's
                                        customer for that Payphone Line. CLEC
                                        shall make such payment on or before the last business day of the calendar quarter following the calendar quarter during which the call(s) for which Payphone Compensation is due to the PSP were made. IF SBC-13STATE pays any Payphone Compensation to CLEC later than sixty (60) calendar days after the close of the calendar quarter during which the call(s) for which Payphone Compensation is due were made, then CLEC shall pay the entire amount of such Payphone Compensation to the PSP that is CLEC's customer for that Payphone Line within ten (10) calendar days after receiving such Payphone Compensation from SBC-13STATE.

          11.10     Suspension of Service

                    11.10.1 CLEC may offer to resell Customer Initiated Suspension and Restoral Service to its End Users at the associated state specific retail tariff rates, terms and conditions for suspension of service at the request of the End User.

                    11.10.2 SBC-13STATE will offer CLEC local service provider initiated suspension service for CLEC's purposes at the associated SBC-13STATE state specific retail tariff rate for company initiated suspension of service. Service specifics may be obtained in state specific CLEC Handbooks.

                              11.10.2.1 CLEC shall be exclusively responsible
                                        for placing valid orders for the
                                        suspension and the subsequent
                                        disconnection or restoral of service to
                                        each of its End Users.

                              11.10.2.2 Should CLEC suspend service for one of
                                        its End Users and fail to submit a
                                        subsequent disconnection order within
                                        the maximum number of calendar days
                                        permitted for a company initiated
                                        suspension pursuant to the state
                                        specific retail tariff,

                                        CLEC shall be charged and shall be
                                        responsible for all appropriate monthly
                                        service charges for the End User's
                                        service from the suspension date through the disconnection date.

                              11.10.2.3 Should CLEC suspend service for one of
                                        its End Users and subsequently issue a
                                        restoral order, CLEC shall be charged
                                        the state specific tariff rate for the
                                        restoral plus all appropriate monthly
                                        service charges for the End User's
                                        service from the suspension date through the restoral date.

          11.11     PROMOTIONS

                    11.11.1   Promotions are available for the
                              Telecommunications Services outlined in Appendix Pricing in the "Resale" category and in accordance with state specific Commission requirements.

                    11.11.2   This section applies only to NEVADA and SWBT-MO:

                              11.11.2.1 NEVADA and SWBT-MO promotions of
                                        eighty-nine (89) days or less are not
                                        available to CLEC for resale.

                    11.11.3 This section applies only to PACIFIC, SBC-AMERITECH, SNET, SWBT-AR AND SWBT-OK:


                              11.11.3.1 PACIFIC, SBC-AMERITECH, SNET, SWBT-AR
                                        and SWBT-OK promotions of ninety
                                        (90) days or less are not available to
                                        CLEC for resale.

                    11.11.4   This section applies only to SWBT-KS:

                              11.11.4.1 Promotions on Telecommunications
                                        Services are available to CLEC for
                                        resale. A wholesale discount (14.9% or
                                        21.6%, as applicable) will be applied to those promotions of ninety-one (91) days or more.

                    11.11.5   This section applies ONLY TO SWBT-TX:

                              11.11.5.1 Promotions on Telecommunications
                                        Services are available to CLEC for
                                        resale. A wholesale discount will be
                                        applied to those promotions of
                                        ninety-one (91) days or more.

12.       ADDITIONAL TERMS APPLICABLE TO RESALE OF SERVICES

          12.1 CLEC shall not use a resold service to avoid the rates, terms and conditions of SBC-13STATE's corresponding retail tariff(s).

          12.2 CLEC shall not use resold local Telecommunications Services to provide access or interconnection services to itself, interexchange carriers (IXCs), wireless carriers, competitive access providers (CAPs), or other telecommunications providers; provided however, that CLEC may permit its End Users to use resold local
                    Telecommunications Services to access IXCs, wireless carriers, CAPs, or other retail telecommunications providers.

          12.3 A federal End User Common Line charge and any other appropriate Commission-approved charges, as set forth in the appropriate SBC-13STATE federal and applicable state tariff(s) will apply to each local exchange line furnished to CLEC under this Agreement.

          12.4 To the extent allowable by law, CLEC shall be responsible for Primary Interexchange Carrier (both PIC and LPIC) change charges associated with each local exchange line furnished to CLEC for resale. CLEC shall pay all charges for PIC and LPIC changes at the tariffed rate(s).

          12.5 SBC-13STATE's services are not available at wholesale rates to CLEC for its own use or for the use of any CLEC's Affiliates, successors, or assigns.

          12.6 If CLEC is in violation of any provision of this Appendix, SBC-13STATE will notify CLEC of the violation in writing. Such notice shall refer to the specific provision being violated. CLEC will have thirty (30) calendar days to correct the violation and notify SBC-13STATE in writing that the violation has been corrected. If the violation affects billing, SBC-13STATE will bill CLEC a sum equal (i) the charges that would have been billed by SBC-13STATE to CLEC or any Third Party but for the stated violation and (ii) the actual revenues CLEC billed its End User(s) in connection with the stated violation, whichever is greater. Should CLEC dispute the stated violation, CLEC must notify SBC-13STATE in writing of the specific details and reasons for its dispute within fourteen (14) calendar days of receipt of the notice from SBC-13STATE and comply with Sections 12.3 and
                    12.3. Resolution of any dispute by CLEC of the stated violation shall be conducted in compliance with the Dispute Resolution provisions of this Agreement.

13.       ANCILLARY SERVICES

          13.1 Where available, SBC-13STATE will afford CLEC's End Users the ability to make 911 calls. CLEC shall be responsible for collecting and remitting all applicable 911 fees and surcharges on a per line basis to the appropriate Public Safety Answering Point (PSAP) or other Governmental Authority responsible for collection of such fees and surcharges. When requested by SBC-13STATE, CLEC shall provide SBC-13STATE with accurate and complete information regarding CLEC's End User(s) in a format and time frame prescribed by SBC-13STATE for purposes of E911 administration.

          13.2 Subject to SBC-13STATE's practices, as well as the rules and regulations applicable to the provision of White Pages directories, SBC-13STATE will include in appropriate White Pages directories the primary alphabetical listings of all CLEC End Users located within the local directory scope. The rules, regulations and SBC-13STATE practices are subject to change from time to time.

          13.3 Additional Listing services, as set forth in Appendix Pricing, may be purchased by CLEC for its End Users on a per listing basis.

          13.4 Each CLEC subscriber will receive one copy per primary End User listing of SBC-13STATE's White Pages directory in the same manner and at the same time that they are delivered to SBC-13STATE's subscribers during the annual delivery of newly published directories. For White Page directories and/or White Page directories that are co-bound with Yellow Pages, CLEC may provide to SBC-13STATE written specifications of the total number of directories that it will require, at least sixty (60) days prior to the directory close. In that event, SBC-13STATE will deliver the remaining directories included in the CLEC's order in bulk to an address specified by the CLEC.

                    13.4.1 If CLEC's End User already has a current SBC-13STATE local White Pages directory, SBC-13STATE shall not be required to deliver a directory to that End User until new White Pages directories are published for that End User's location.

          13.5 SBC-8STATE will provide CLEC with 1/8th page in each directory (where the CLEC has or plans to have local telephone exchange customers) for the CLEC to include CLEC specific-information (i.e., business office, residence office, repair bureau, etc.) in the White Pages directory on an "index-type" informational page. No advertising will be permitted on such informational page. This page will also include specific information pertaining to other CLECs. At its option, CLEC shall provide SBC-8STATE with its logo and information in the form of a camera-ready copy, sized at 1/8th of a page. The content of CLEC's camera-ready copy shall be subject to SBC-8STATE APPROVAL. In those directories in which SBC-13STATE includes Spanish Customer Guide Pages, this informational page will also be provided in Spanish at CLEC's request, subject to the guidelines set forth above.

          13.6 At its request, CLEC may purchase "Informational Page(s)" in the informational section of the White Pages directory covering a geographic area where CLEC provides local telecommunications exchange service. Such page(s) shall be no different in style, size, color and format than SBC-8STATE "Informational Pages". Sixty (60) calendar days prior to the directory close date, the CLEC shall provide to SBC-8STATE the "Informational Page" in the form of camera-ready copy.

          13.7 Except where expressly stated the terms and conditions for including CLEC End User listings in SBC-AMERITECH White Page directories as well as distribution of such directories to CLEC and/or CLEC End User's is a product offering available through a non-regulated subsidiary OF. SBC-AMERITECH.

14.       NETWORK AND SERVICE ORDER CONDITIONS

          14.1 SBC-13STATE SHALL provide the services covered by this Agreement subject to availability of existing facilities and on a nondiscriminatory basis with its other customers. CLEC shall resell the services provided herein only in those service areas in which such services or any feature or capability thereof are offered to End Users at retail by SBC-13STATE as the incumbent local exchange carrier.

          14.2 When an End User converts existing service to CLEC resold service of the same type without any additions or changes, charges for such conversion will apply as set forth in Appendix Pricing in the "Other (Resale)" category, listed as "conversion charges," and are applied per billable telephone number.

                    14.2.1 When an End User(s) subscribes to CLEC resold service, recurring charges for the service shall apply at the wholesale discount set forth in Appendix Pricing. The tariff rates for such resold service shall continue to be subject to orders of the appropriate Commission.

          14.3 When CLEC converts an End Users existing service and additions or changes are made to the service at the time of conversion, the normal service order charges and/or non-recurring charges associated with said additions and/or changes will be applied in addition to the conversion charge. CLEC will receive a wholesale discount on all non-recurring service order charges for the services listed in Appendix Pricing under the heading "Resale;" no wholesale discount is available for the non-recurring service order charges for those services listed in Appendix Pricing under the heading "Other (Resale)."

          14.4 For the purposes of ordering service furnished under this Agreement, each request for new service (that is, service not currently being provided to the End User on SBC-13STATE's network, without regard to the identity of that End User's non-facilities based local service provider of record) shall be handled as a separate initial request for service and shall be charged per billable telephone number.

          14.5 Where available, the tariff retail additional line rate for Service Order Charges, shall apply only to those requests for additional residential service at the End User premises to which a residential line is currently provided on SBC-13STATE's network, without regard to the identity of that End User's non-facilities based local service provider of record.

15.       DISPUTE RESOLUTION

          15.1      FINALITY OF DISPUTES

                    15.1.1 Except as otherwise specifically provided for in this Agreement, no claim may be brought for any dispute arising from this Agreement more than twenty-four (24) months from the date the occurrence which gives rise to the dispute is discovered or reasonably should have been discovered with the exercise of due care and attention.

                    15.1.2 Notwithstanding anything contained in this Agreement to the contrary, a Party shall be entitled to dispute only those charges for which the Bill Due Date occurred within the twelve (12) months immediately preceding the date on which the other Party received notice of such Disputed Amounts.

          15.2      ALTERNATIVE TO LITIGATION

                    15.2.1 The Parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, the Parties agree to use the following Dispute Resolution procedures with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

          15.3      COMMENCING DISPUTE RESOLUTION

                    15.3.1 Dispute Resolution shall commence upon one Party's receipt of written notice of a controversy or claim arising out of or relating to this Agreement or its breach. No Party may pursue any claim unless such written notice has first been given to the other Party. There are three (3) separate Dispute Resolution methods:

                              15.3.1.1  SERVICE CENTER / LSC Dispute Resolution,

                              15.3.1.2  Informal Dispute Resolution; and

                              15.3.1.3 Formal Dispute Resolution, each of which is described below.

          15.4 LSC/SERVICE CENTER DISPUTE RESOLUTION - The following Dispute Resolution procedures will apply with respect to any billing dispute arising out of or relating to the Agreement.

                    15.4.1    If the written notice given pursuant to Section
                              15.3 discloses that a CLEC dispute relates to billing, then the procedures set forth in this
                              Section 15.4 shall be used and the dispute shall first be referred to the appropriate SBC-7STATE Center [SBC-AMERITECH SERVICE CENTER; SBC-7STATE LOCAL SERVICE CENTER (LSC)] for resolution. In order to resolve a billing dispute, CLEC shall furnish SBC-7STATE AND SBC-AMERITECH written notice of (i) the date of the bill in question,
                              (ii) CBA/ESBA/ASBS or BAN number of the bill in question, (iii) telephone number, circuit ID number or trunk number in question, (iv) any USOC information questioned, (v) amount billed (vi) amount in question and (vii) the reason that CLEC disputes the billed amount. To be deemed a "dispute" under this Section 15.4, CLEC must provide evidence that it has established an interest bearing escrow account that complies with the requirements set forth in Section 9.3 of this Agreement and deposited all Unpaid Charges into that escrow account. Failure to provide the information and evidence required by this Section
                              15.4.1 not later than twenty-nine (29) days following the Bill Due Date shall constitute CLEC's irrevocable and full waiver of its right to dispute the subject charges.

                    15.4.2 The Parties shall attempt to resolve Disputed Amounts appearing on SBC-7STATE's and SBC-AMERITECH's current billing statements thirty
                              (30) to sixty (60) calendar days from the Bill Due Date (provided the CLEC furnishes all requisite information and evidence under Section 15.4.1 by the Bill Due Date). If not resolved within thirty
                              (30) calendar days, upon request, SBC-7STATE AND SBC-AMERITECH WILL notify CLEC of the status of the dispute and the expected resolution date.

                    15.4.3 The Parties shall attempt to resolve Disputed Amounts appearing on statements prior to the current billing statement within thirty (30) to ninety (90) calendar days, but resolution may take longer depending on the complexity of the dispute. If not resolved within thirty (30) calendar days from the date notice of the Disputed Amounts was received (provided that CLEC furnishes all requisite information and evidence under Section
                              15.4. 1), SBC-7STATE AND SBC-AMERITECH will notify CLEC of the status of the dispute and the expected resolution date.

                    15.4.5 If CLEC is not satisfied by the resolution of the billing dispute under this Section 18.4, CLEC may notify SBC-7STATE AND SBC-AMERITECH writing that it wishes to invoke the Informal Resolution of Disputes afforded pursuant to Section 18.5.

          15.5      INFORMAL RESOLUTION OF DISPUTES

                    15.5.1 Upon receipt by one Party of notice of a dispute by the other Party pursuant to Section 14.3 or
                              Section 14.4.5, each Party will appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The location, form, frequency, duration, and conclusion of these discussions will be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative Dispute Resolution procedures such as mediation to assist in the negotiations. Discussions and the correspondence among the representatives for purposes of settlement are exempt from discovery and production and will not be admissible in the arbitration described below or in any lawsuit without the concurrence of both Parties. Documents identified in or provided with such communications that were not prepared for purposes of the negotiations are not so exempted, and, if otherwise admissible, may be admitted in evidence in the arbitration or lawsuit.

          15.6      FORMAL DISPUTE RESOLUTION

                    15.6.1 If the Parties are unable to resolve the dispute through the informal procedure described in
                              Section 15.5, then either Party may invoke the formal Dispute Resolution procedures described in this Section 15.6. Unless agreed among all Parties, formal Dispute Resolution procedures, including arbitration or other procedures as appropriate, may be invoked not earlier than sixty
                              (60) calendar days after receipt of the letter initiating Dispute Resolution under Section 15.3.

                    15.6.2 CLAIMS SUBJECT TO MANDATORY ARBITRATION. The following claims, if not settled through informal Dispute Resolution, will be subject to mandatory arbitration pursuant to Section 15.7 below:

                              15.6.2.1  Each unresolved billing dispute
                                        involving one percent (1%) or less of
                                        the amounts charged to CLEC under this
                                        Agreement in the state in which the
                                        dispute arises during the twelve (12)
                                        months immediately preceding receipt of
                                        the letter initiating

                                        Dispute Resolution under Section 15.3.
                                        If CLEC has not been billed for a
                                        minimum of twelve (12) months
                                        immediately preceding receipt of the
                                        letter initiating Dispute Resolution
                                        under Section 15.3, the Parties will
                                        annualize the actual number of months
                                        billed.

                    15.6.3 CLAIMS SUBJECT TO ELECTIVE ARBITRATION. Claims will be subject to elective arbitration pursuant to Section 15.7 if, and only if, the claim is not settled through informal Dispute Resolution and both Parties agree to arbitration. If both Parties do not agree to arbitration, then either Party may proceed with any remedy available to it pursuant to law, equity or agency mechanism.

                    15.6.4 CLAIMS NOT SUBJECT TO ARBITRATION. If the following claims are not resolved through informal Dispute Resolution, they will not be subject to arbitration and must be resolved through any remedy available to a Party pursuant to law, equity or agency mechanism.

                              15.6.4.1 Actions seeking a temporary restraining order or an injunction related to the purposes of this Agreement.

                              15.6.4.2 Actions to compel compliance with the Dispute Resolution process.

                              15.6.4.3 All claims arising under federal or state statute(s), including antitrust claims.

          15.7      ARBITRATION

                    15.7.1 Disputes subject to mandatory or elective arbitration under the provisions of this Agreement will be submitted to a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association or pursuant to such other provider of arbitration services or rules as the Parties may agree. The arbitrator shall be knowledgeable of telecommunications issues. Each arbitration will be held in DALLAS, TEXAS (SBC-SWBT); CHICAGO, ILLINOIS (SBC-AMERITECH), SAN FRANCISCO, CALIFORNIA (PACIFIC); RENO, NEVADA (NEVADA) as appropriate, unless the Parties agree otherwise. The arbitration hearing will be requested to commence within sixty (60) calendar days of the demand for arbitration. The arbitrator will control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs upon a schedule determined by the arbitrator. The Parties will request that the arbitrator rule on the dispute by issuing a written opinion within thirty (30) calendar days after the close of hearings. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, not state law, shall govern the arbitrability of all disputes. The arbitrator will have no authority to award punitive damages, exemplary damages, Consequential Damages, multiple damages, or any other damages not measured by the prevailing Party's actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Agreement. The times specified in this Section may be extended or shortened upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. Each Party will bear its own costs of these procedures, including attorneys' fees. The Parties will equally split the fees of the arbitration and the arbitrator. The arbitrator's award shall be final and binding and may be entered in any court having jurisdiction thereof. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

16.       AUDITS - APPLICABLE IN SBC-12STATE ONLY

          16.1 Subject to the restrictions set forth in Section 27 and except as may be otherwise expressly provided in this Agreement, a Party (the "AUDITING PARTY") may audit the other Party's (the "AUDITED PARTY") books, records, data and other documents, as provided herein, once annually, with the audit period commencing not earlier than the date on which services were first supplied under this Agreement ("SERVICE START DATE") for the purpose of evaluating (i) the accuracy of Audited Party's billing and invoicing of the services provided hereunder and (ii) verification of compliance with any provision of this Agreement that affects the accuracy of Auditing Party's billing and invoicing of the services provided to Audited Party hereunder. Notwithstanding the foregoing, an Auditing Party may audit the Audited Party's books, records and documents more than once annually if the previous audit found (i) previously uncorrected net variances or errors in invoices in Audited Party's favor with an aggregate value of at least five percent (5%) of the amounts payable by Auditing Party for audited services provided during the period covered by the audit or (ii) non-compliance by Audited Party with any provision of this Agreement affecting Auditing Party's billing and invoicing of the services provided to Audited Party with an aggregate value of at least five percent (5%) of the amounts payable by Audited Party for audited services provided during the period covered by the audit.

                    16.1.1 The scope of the audit shall be limited to the period which is the shorter of (i) the period subsequent to the last day of the period covered by the audit which was last performed (or if no audit has been performed, the service start date and (ii) the twelve (12) month period immediately preceding the date the Audited Party received notice of such requested audit, but in any event not prior to the service start date. Such audit shall begin no fewer than thirty (30) days after Audited Party receives a written notice requesting an audit and shall be completed no later than thirty (30) days after the start of such audit.

                    16.1.2 Such audit shall be conducted either by the Auditing Party's employee(s) or an independent auditor acceptable to both Parties; provided, however, if the Audited Party requests that an independent auditor be engaged and the Auditing Party agrees, the Audited Party shall pay one-quarter (1/4) of the independent auditor's fees and expenses. If an independent auditor is to be engaged, the Parties shall select an auditor by the thirtieth day following Audited Party's receipt of a written audit notice. Auditing Party shall cause the independent auditor to execute a nondisclosure agreement in a form agreed upon by the Parties.

                    16.1.3 Each audit shall be conducted on the premises of the Audited Party during normal business hours. Audited Party shall cooperate fully in any such audit and shall provide the auditor reasonable access to any and all appropriate Audited Party employees and any books, records and other documents reasonably necessary to assess (i) the accuracy of Audited Party's bills and (ii) Audited Party's compliance with the provisions of this Agreement that affect the accuracy of Auditing Party's billing and invoicing of the services provided to Audited Party hereunder. Audited Party may redact from the books, records and other documents provided to the auditor any Audited Party Proprietary Information that reveals the identity of End Users of Audited Party.

                    16.1.4 Each Party shall maintain reports, records and data relevant to the billing of any services that are the subject matter of this Agreement for a period of not less than twenty-four (24) months after creation thereof, unless a longer period is required by Applicable Law.

                    16.1.5 If any audit confirms any undercharge or overcharge, then Audited Party shall (i) promptly correct any billing error, including making refund of any overpayment by Auditing Party in the form of a credit on the invoice for the first full billing cycle after the Parties have agreed upon the accuracy of the audit results and (ii) for any undercharge caused by the actions of the Audited Party, immediately compensate Auditing Party for such undercharge, and (iii) in each case, calculate and pay interest as provided in Section
                              9.1.4 (depending on the SBC Parties and billing systems involved), for the number of days from the date on which such undercharge or overcharge originated until the date on which such credit is issued or payment is made and available.

                    16.1.6 Except as may be otherwise provided in this Agreement, audits shall be performed at Auditing Party's expense, subject to reimbursement by

                              Audited Party of one-quarter (1/4) of any independent auditor's fees and expenses in the event that an audit finds, and the Parties subsequently verify, a net adjustment in the charges paid or payable by Auditing Party hereunder by an amount that is, on an annualized basis, greater than five percent (5%) of the aggregate charges for the audited services during the period covered by the audit.

                    16.1.7 Any disputes concerning audit results shall be referred to the Parties' respective personnel responsible for informal resolution. If these individuals cannot resolve the dispute within thirty (30) days of the referral, either Party may request in writing that an additional audit shall be conducted by an independent auditor acceptable to both Parties, subject to the requirements set out in Section 16.1. Notwithstanding anything contained in this Agreement to the contrary, any additional audit shall be at the requesting Party's expense.

          16.2      Audits - SNET only

                    16.2.1 SNET shall arrange for one (1) annual independent audit to be conducted by a "Big Six" independent public accounting firm or an accounting firm mutually agreed to by SNET, CLEC and all other local service providers doing business with SNET under the terms of an agreement adopted pursuant to Sections 251 and 252 of the Act for the purpose of evaluating the accuracy of SNET's billing and invoicing.

                    16.2.2 SNET will cooperate fully with the independent auditor in such audit and provide reasonable access to any and all appropriate SNET employees, books, records and other documents reasonably necessary to perform the audit.

                    16.2.3 SNET shall promptly correct any billing error that is revealed in the audit, including making refund of any overpayment to CLEC in the form of a credit on the invoice for the first full billing cycle after the audit report is issued; such refund shall include interest on the overpayment at the rate of eight percent (8%) per year. In the event that the audit reveals any underbilling and resulting underpayment to SNET by CLEC, the underpayment shall be reflected in CLEC's invoice for the first full billing cycle after the audit report is issued. SNET will not be entitled to recover interest on any underbilling to CLEC revealed by the audit for the time preceding the amount appearing on CLECs bill from SNET, however, SNET shall be entitled to recover interest at the interest rate referenced in Section 9.1.4.1 on such underbilling and CLEC shall pay interest for the number of days from the Bill Due Date of the bill on which such underbilling was rectified until the date on which payment is made and available to SNET.

17.       RESPONSIBILITIES OF SWBT

          17.1 SBC-13STATE shall allow CLEC to place service orders and receive phone number assignments (for new lines). These activities shall be accomplished by facsimile or electronic interface. SBC-13STATE shall provide interface specifications for electronic access for these functions to CLEC. However, CLEC shall be responsible for modifying and connecting any of its systems with SBC-13STATE-provided interfaces, as outlined in Appendix OSS.

          17.2 SBC-13STATE shall implement CLEC service orders within the same time intervals SBC-13STATE uses to implement service orders for similar services for its own End Users.

                    17.2.1 Methods and procedures for ordering are outlined in the Customer Handbook, available on-line, as amended by SBC-13STATE in its sole discretion from time to time. All Parties agree to abide by the procedures contained therein.

          17.3 CLEC will have the ability to report trouble for its End Users to appropriate SBC-13STATE trouble reporting center(s) twenty-four (24) hours a day, 7 days a week. CLEC will be assigned customer contact center(s) when initial service agreements are made. CLEC End Users calling SBC-13STATE for service will be referred to CLEC at the number provided by CLEC. Nothing herein shall be interpreted to authorize CLEC to repair, maintain, or in any way touch SBC-13STATEs network facilities, including those on End User premises.

                    17.3.1 Methods and procedures for trouble reporting are outlined in the CLEC Handbook, available on-line, as amended by SBC-13STATE in its sole discretion from time to time. All Parties agree to abide by the procedures contained therein.

          17.4 SBC-13STATE will provide CLEC with detailed billing information necessary for CLEC to issue bill(s) to its End User(s). CLEC has the option of receiving a daily usage file ("DUF") in accordance with the terms and conditions set forth in Section 9.8. Should CLEC elect to subscribe to the DUF, CLEC agrees to pay SBC-13STATE the charges specified in Appendix Pricing under the "Other (Resale)" category listed as "Electronic Billing Information Data (daily usage) (per message)."

          17.5 SBC-13STATE shall make Telecommunications Services that SBC-13STATE provides at retail to subscribers who are not Telecommunications Carriers available for resale consistent with the obligation under
                    Section 251(c)(4)(A) of the Act and other applicable limitations. SBC-13STATE will notify CLEC of any changes in the terms and conditions under which SBC-13STATE offers Telecommunications Services at retail to subscribers who are not Telecommunications Carriers, including but not limited to, the introduction of any new features, functions, services, promotions, grandfathering or the discontinuance of current features or services at the time a tariff filing is transmitted to the appropriate State Commission, or, in situations where a tariff filing is not so transmitted, within sixty (60) calendar days of the expected effective date of such change.

                    17.5.1 SBC-13STATE currently makes such notification as described in Section 24. Notification of any new service available to CLEC for resale shall advise CLEC of the category in which such new service shall be placed, and the same discount already applicable to CLEC in that category shall apply to the new service.

          17.6 CLEC's End User's activation of Call Trace shall be handled by the SBC-13STATE operations center(s) responsible for handling such requests. SBC-13STATE shall notify CLEC of requests by its End Users to provide call records to the proper authorities. Subsequent communication and resolution of each case involving one of CLEC's End Users (whether that End User is the victim or the suspect) will be coordinated through CLEC.

                    17.6.1 CLEC acknowledges that for services where reports are provided to law enforcement agencies (for example, Call Trace) only billing number and address information shall be provided. It shall be CLEC's responsibility to provide additional information necessary for any police investigation.

                              17.6.1.1  In addition to any other indemnity
                                        obligations in this Agreement or any
                                        Appendix attached hereto, CLEC shall
                                        indemnify SBC-13STATE against any Claim
                                        that insufficient information led to
                                        inadequate prosecution.

                    17.6.2 SBC-13STATE shall handle law enforcement requests consistent with the Law Enforcement Section of this Agreement.

          17.7      This section applies only to PACIFIC:

                    17.7.1 PACIFIC WILL make available to CLEC an optional service, Repair Transfer Service ("RTS"). In the event a CLEC's End User dials 611 (811-8081 for Priority Business customers) for repair, PACIFIC will provide a recorded announcement of the CLEC name and number and PACIFIC will automatically transfer the caller to the CLEC designated

                              800/888 number for repair service. CLEC must provide written notification to PACIFIC at least thirty (30) calendar days prior to the implementation of RTS. Written notification must include the CLEC name and 800/888 numbers for RTS to the CLEC repair bureau and business office. There will be no charges associated with the initial set-up for RTS, however, charges will apply to any subsequent changes to the recorded name announcement and telephone number. Rates for subsequent changes are set forth in the Appendix PRICING in the "Other (ResaleE)" category listed as "Repair Transfer Service." Subsequent charges include: Recorded Name Announcement, 800/888 Telephone Number and Name Announcement & Telephone Number.

18.       DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

          18.1 EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NO PARTY MAKES OR RECEIVES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, FUNCTIONS, FACILITIES AND PRODUCTS IT PROVIDES UNDER OR IS CONTEMPLATED TO PROVIDE UNDER THIS AGREEMENT AND EACH PARTY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE. ADDITIONALLY, NEITHER SBC NOR CLEC ASSUMES RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF DATA OR INFORMATION SUPPLIED BY THE OTHER WHEN THIS DATA OR INFORMATION IS ACCESSED AND USED BY A THIRD PARTY.

19.       LIMITATION OF LIABILITY

          19.1 Except for indemnity obligations expressly set forth herein or as otherwise expressly provided in specific appendices, each Party's liability to the other Party for any Loss relating to or arising out of such Party's performance under this Agreement, including any negligent act or omission (whether willful or inadvertent), whether in contract, tort or otherwise, including alleged breaches of this Agreement and causes of action alleged to arise from allegations that breach of this Agreement also constitute a violation of a statute, including the Act, shall not exceed in total the amount SBC-13STATE or CLEC has charged or would have charged to the other Party for the services, functions, facilities and products that were not performed or were improperly performed.

          19.2 Except as otherwise expressly provided in specific appendices, in the case of any Loss alleged or claimed by a Third Party to have arisen out of the negligence or willful misconduct of any Party, each Party shall bear, and its obligation shall be limited to, that portion (as mutually agreed to by the Parties or as otherwise established) of the resulting expense caused by its own negligence or willful misconduct or that of its agents, servants, contractors, or others acting in aid or concert with it.

          19.3 A Party may, in its sole discretion, provide in its tariffs and contracts with its End Users or Third Parties that relate to any services, functions, facilities and products provided or contemplated under this Agreement that, to the maximum extent permitted by Applicable Law, such Party shall not be liable to such End User or Third Party for (i) any Loss relating to or arising out of this Agreement, whether in contract, tort or otherwise, that exceeds the amount such Party would have charged the End User or Third Party for the services, functions, facilities and products that gave rise to such Loss and (ii) any Consequential Damages. If a Party elects not to place in its tariffs or contracts such limitation(s) of liability, and the other Party incurs a Loss as a result thereof, the first Party shall indemnify and reimburse the other Party for that portion of the Loss that would have been limited had the first Party included in its tariffs and contracts the limitation(s) of liability described in this Section 19.3.

          19.4 Neither CLEC nor SBC-13STATE shall be liable to the other Party for any Consequential Damages suffered by the other Party, regardless of the form of action, whether in contract, warranty, strict liability, tort or otherwise, including negligence of any kind, whether active or passive (and including alleged breaches of this Agreement and causes of action alleged to arise from allegations that breach of this Agreement constitutes a violation of the Act or other statute), and regardless of whether the Parties knew or had been advised of the possibility that such damages could result in connection with or arising from anything said, omitted, or done hereunder or related hereto, including willful acts or omissions; provided that the foregoing shall not limit a Party's obligation under Section 21 to indemnify, defend, and hold the other Party harmless against any amounts payable to a Third Party, including any Losses, and Consequential Damages of such Third Party; provided, however, that nothing in this Section 19.4 shall impose indemnity obligations on a Party for any Loss or Consequential Damages suffered by a Party's End User in connection with any affected services, functions, facilities and products. Except as provided in the prior sentence, each Party hereby releases and holds harmless the other Party (and such other Party's Affiliates, and their respective officers, directors, employees and agents) from any such Claim.

          19.5 SBC-13STATE shall not be liable for damages to an End User's premises resulting from the furnishing of any services, functions, facilities and products, including, if applicable, the installation and removal of equipment and associated wiring, unless the damage is caused by SBC-13STATE's gross negligence or willful misconduct. SBC-13STATE does not guarantee or make any warranty with respect to services, functions, facilities and products when used in an explosive atmosphere.

          19.6 CLEC hereby releases SBC-13STATE from any and all liability for damages due to errors or omissions in CLEC's End User listing information as provided by CLEC to SBC-13STATE under this Agreement, including any errors or omissions occurring in CLEC's End User listing information as it appears in the White Pages directory, including, but not limited to, special, indirect, Consequential, punitive or incidental damages.

          19.7 SBC-13 STATE shall not be liable to CLEC, its End User or any other Person for any Loss alleged to arise out of the provision of access to 911 service or any errors, interruptions, defects, failures or malfunctions of 911 service.

          19.8 This Section 19 is not intended to exempt any Party from all liability under this Agreement, but only to set forth the scope of liability agreed to and the type of damages that are recoverable. Both Parties acknowledge that they negotiated regarding alternate limitation of liability provisions but that such provisions would have altered the cost, and thus the price, of providing the services, functions, facilities and products available hereunder, and no different pricing reflecting different costs and different limits of liability was agreed to.

20.       RESPONSIBILITIES OF CLEC

          20.1 CLEC is solely responsible for the payment of all charges for all services furnished under this Agreement, including but not limited to, calls originated or accepted at CLEC's location and its End Users' service locations; provided, however, CLEC shall not be responsible for payment of charges for any retail services furnished by SBC-13STATE directly to End Users and billed by SBC-13STATE directly to End Users.

                    20.1.1 Interexchange carried traffic (for example, sent-paid, information services and alternate operator services messages) received by SBC-13STATE for billing to resold End User accounts will be returned as unbillable and will not be passed to CLEC for billing. An unbillable code will be returned with those messages to the carrier indicating that the messages originated from a resold account and will not be billed by SBC-13STATE.

          20.2 SBC-13STATE shall not be responsible for the manner in which utilization of resold services or the associated charges are allocated to End Users or others by CLEC. All applicable rates and charges for services provided to CLEC under this Agreement will be billed directly to CLEC and shall be the responsibility of CLEC; provided, however, that CLEC shall not be responsible for payment of charges for any retail services furnished by SBC-13STATE directly to End Users and billed by SBC-13STATE directly to End Users.

                    20.2.1 Charges billed to CLEC for all services provided under this Agreement shall be paid by CLEC regardless of CLEC's ability or inability to collect from its End User(s) for such services.

          20.3 If CLEC does not wish to be responsible for payment of charges for collect, third number billed, toll and information services (for example, 900) calls, it must order the appropriate blocking for lines provided under this Agreement and pay any applicable charges. It is the responsibility of CLEC to order the appropriate toll restriction or blocking on lines resold to End Users. CLEC acknowledges that blocking is not available for certain types of calls, including 800, 888, 411 and Directory Assistance Express Call Completion. Depending on the origination point, for example, calls originating from correctional facilities, some calls may bypass blocking systems. CLEC acknowledges all such limitations and accepts all responsibility for any charges associated with calls for which blocking is not available and any charges associated with calls that bypass blocking systems.

          20.4 CLEC shall be responsible for modifying and connecting any of its systems with SBC-13STATE-provided interfaces as described in this Agreement and Appendix OSS to this Agreement.

          20.5 CLEC shall be responsible for providing to its End Users and to SBC-13STATE a telephone number or numbers that CLEC's End Users may use to contact CLEC in the event that the End User desires a repair/service call.

                    20.5.1 In the event that CLEC's End Users contact SBC-13STATE with regard to repair requests, SBC-13STATE shall inform such End Users to call CLEC and will provide CLEC's contact number furnished by CLEC.

          20.6 CLEC acknowledges and agrees that, in the event CLEC makes any "CLEC Change" as that term is defined in Section 5.3, CLEC shall comply with the provisions set forth in Section 5.3.

          20.7 For the purposes of establishing, provisioning and billing services to be furnished CLEC under this Agreement, prior to the Effective Date, CLEC shall provide SBC-13STATE with CLEC's authorized and nationally recognized distinct Company Code/Operating Company Number ("OCN")/Alternate Exchange Carrier Number ("AECN") for resale of services.

          20.8 CLEC will provide forecasts to SBC-13STATE every January and July using the SBC-13STATE network information form, or a format mutually agreed to by the Parties. These written forecasts will be based on CLEC's best estimates and will include all resale products CLEC will be ordering within the forecast period.

          20.9 On no less than sixty (60) calendar days advance written notice, CLEC may, at its option, subscribe to the Local Disconnect Report ("LDR"). SBC-13STATE will furnish the following information via the LDR: the Billing Telephone Number ("BTN"), Working Telephone Number "WTN"), and terminal number of all End Users who have disconnected CLEC's service. Information furnished electronically will be provided daily on a per WTN basis and priced on a per WTN basis. CLEC shall pay SBC-13STATE for the LDR per WTN plus any applicable transmission charges for the LDR; current WTN prices are as set forth in Appendix Pricing in the "Other (Resale)" category, listed as "Local Disconnect Report."

                    20.9.1 CLEC agrees that SBC-13STATE may change the per WTN charge, at SBC-13STATE's sole discretion, so long as SBC-13STATE provides CLEC no less than thirty (30) calendar days notice prior to any change in the per WTN charge.

                    20.9.2 SBC-13STATE grants to CLEC a non-exclusive right to use the LDR information provided by SBC-13STATE. CLEC will not permit anyone but its duly authorized employees or agents to inspect or use this information.

21.       INDEMNITY

          21.1 Except as otherwise expressly provided herein or in specific appendices, each Party shall be responsible only for the services, functions, facilities and products that are provided by that Party, its authorized agents, subcontractors, or others retained by such Parties, and neither Party shall bear any responsibility for the services, functions, facilities and products provided by the other Party, its agents, subcontractors, or others retained by such Parties.

          21.2 Except as otherwise expressly provided herein or in specific appendices, and to the extent not prohibited by Applicable Law and not otherwise controlled by tariff, each Party (the "INDEMNIFYING PARTY") shall release, indemnify, hold harmless and defend the other Party (the "INDEMNIFIED PARTY") against any Loss to a Third Party arising out of the negligence or willful misconduct ("FAULT") of such Indemnifying Party, its agents, its End Users, contractors, or others retained by such Parties, in connection with the Indemnifying Party's provision of services, functions, facilities and products under this Agreement; provided, however, that (i) with respect to employees or agents of the Indemnifying Party, such Fault occurs while performing within the scope of their employment, (ii) with respect to subcontractors of the Indemnifying Party, such Fault occurs in the course of performing duties of the subcontractor under its subcontract with the Indemnifying Party, and (iii) with respect to the Fault of employees or agents of such subcontractor, such Fault occurs while performing within the scope of their employment by the subcontractor with respect to such duties of the subcontractor under the subcontract.

          21.3 In the case of any Loss alleged or claimed by an End User of either Party, the Party whose End User alleged or claimed such Loss (the "INDEMNIFYING PARTY") shall release, indemnify, hold harmless and defend the other Party (the "INDEMNIFIED PARTY") against any and all such Claims or Losses by its End User regardless of whether the underlying service, function, facility or product giving rise to such Claim or Loss was provided or provisioned by the Indemnified Party, unless the Claim or Loss was caused by the gross negligence or willful misconduct of the Indemnified Party.

          21.4 A Party (the "INDEMNIFYING PARTY") shall release, indemnify, hold harmless and defend the other Party ("INDEMNIFIED PARTY") against any Claim or Loss arising from the Indemnifying Party's use or resale of services, functions, facilities and products provided under this Agreement involving:

                    21.4.1 any Claim or Loss arising from such Indemnifying Party's use or resale of services, functions, facilities and products provided under this Agreement, involving any Claim for libel, slander, invasion of privacy, or infringement of Intellectual Property rights arising from the Indemnifying Party's own communications or the communications of such Indemnifying Party's End Users.

                              21.4.1.1 The foregoing includes any Claims or Losses arising from disclosure of any End User-specific information associated with either the originating or terminating numbers used to provision services, functions, facilities and products provided hereunder and all other Claims arising out of any act or omission of the End User in the course of using any services, functions, facilities or products provided pursuant to this Agreement.

                              21.4.1.2  The foregoing includes any Losses
                                        arising from Claims for actual or
                                        alleged infringement of any Intellectual
                                        Property right of a Third Party to the
                                        extent that such Loss arises from an
                                        Indemnified Party's or an Indemnified
                                        Party's End User's use of services,
                                        functions, facilities or products
                                        provided under this Agreement; provided, however, that an Indemnifying Party's obligation to defend and indemnify the Indemnified Party shall not apply in the case of:

                                        21.4.1.2.1 any use by an Indemnified
                                                   Party or its End User of a
                                                   service, function, facility
                                                   or product in combination
                                                   with a service, function,
                                                   facility or product supplied
                                                   by the Indemnified Party or
                                                   Persons other than the
                                                   Indemnifying Party; or

                                        21.4.1.2.2 where an Indemnified Party or
                                                   its End User modifies or
                                                   directs the Indemnifying
                                                   Party to modify such
                                                   services, functions,
                                                   facilities or products; and

                                        21.4.1.2.3 no infringement would have
                                                   occurred without such
                                                   combined use or modification.

                    21.4.2 any and all penalties imposed on either Party because of the Indemnifying Party's failure to comply with the Communications Assistance to Law Enforcement Act of 1994 (CALEA); provided that the Indemnifying Party shall also, at its sole cost and expense, pay any amounts necessary to modify or replace any service, product or equipment provided to the Indemnified Party under this Agreement to ensure that such services, products and equipment fully comply with CALEA.

          21.5 In addition to any other indemnity obligations contained in this Agreement, CLEC shall release, indemnify, protect, save harmless and defend SBC-13STATE from and against any and all Losses, costs, liability, damages and expense (including reasonable attorney's fees) arising out of any demand, Claim, suit or judgment by any Third Party, including a PSP, in any way relating to or arising from any of the following:

                    21.5.1 CLEC's failure to comply with all the terms and conditions of this Agreement; or

                    21.5.2 Use by a PSP customer of CLEC of any service other than a Payphone Line to provide pay telephone service; or

                    21.5.3    False representation by CLEC.

          21.6 In addition to any other indemnity obligations contained in this Agreement, CLEC shall release, indemnify, protect, hold harmless and defend SBC-13STATE from and against any and all Losses, liability, damages and expense arising out of any demand, Claim, suit or judgment by a Third Party in any way related to any error or omission in CLEC's End User listing information, including any error or omission related to non-published or non-listed End User listing information. Notwithstanding anything contained in this Agreement to the contrary, if such demand, claim or suit specifically alleges that an error or omission appears in CLEC's End User listing information in the White Pages directory, SBC-

                    13STATE may, at its option, assume and undertake its own defense, or assist in the defense of CLEC, in which event CLEC shall reimburse SBC-13STATE for reasonable attorney's fees and other expenses incurred by SBC-13STATE in handling and defending such demand, claim and/or suit.

          21.7 In addition to any other indemnity obligations contained in this Agreement, CLEC shall release, indemnify, protect, hold harmless and defend SBC-13STATE from any Loss arising out of SBC-13STATE's provision of access to 911 service or CLEC's End Users' use of 911 service, whether suffered, made, instituted or asserted by CLEC, its End User, or by any other Person, for any personal injury or death of any Person(s) or for any loss, damage or destruction of any property, whether owned by CLEC, its End User or any other Person, unless the act or omission proximately causing the Loss constitutes gross negligence, recklessness or intentional misconduct of SBC-13STATE.

          21.8 In addition to any other indemnity obligations contained in this Agreement, CLEC shall release, indemnify, protect, hold harmless and defend SBC-13STATE from any Loss involving an allegation of the infringement or invasion of the right of privacy or confidentiality of any Person caused or claimed to have been caused, directly or indirectly, by the installation, operation, failure to operate, maintenance, removal, presence, condition, occasion or use of the 911 service features and the equipment associated therewith, including the identification of the telephone number, address or name associated with the telephone used by the Person accessing 911 service, unless the act or omission proximately causing the Loss constitutes gross negligence, recklessness or intentional misconduct of SBC13-STATE.

          (Intellectual)

          21.9 CLEC acknowledges that its rights under this Agreement to may be subject to or limited by Intellectual Property rights and contract rights of Third Parties.

                    21.9.1 Subject to SBC-13STATE's obligations under any Commission decisions, it is the sole obligation of CLEC to obtain any consents, authorizations, or licenses to or for any Third Party Intellectual Property rights that may be necessary for CLEC's use of functions, facilities, products and services furnished under this Agreement.

                    21.9.2 SBC-13STATE hereby conveys no licenses to use such Intellectual Property rights and makes no warranties, express or implied, concerning CLEC's (or any Third Parties') rights with respect to such Intellectual Property rights and contract rights, including whether such rights will be violated by CLEC's use of functions, facilities, products or services furnished under this Agreement.

                    21.9.3 Subject to SBC-13STATE's obligations under any Commission decisions and except as expressly stated in this Agreement, SBC-13STATE does not and shall not indemnify, defend or hold CLEC harmless, nor be responsible for indemnifying or defending, or holding CLEC harmless, for any Claims or Losses for actual or alleged infringement of any Intellectual Property right or interference with or violation of any contract right that arises out of, is caused by, or relates to CLEC's use of functions, facilities, products or services furnished under this Agreement.

          21.10 Subject to SBC-13STATE's obligations under any Commission decision and except as expressly stated in this Agreement, CLEC shall release, indemnify, hold harmless and defend SBC-13STATE from and against all Losses arising out of, caused by, or relating to any real or potential claim that CLEC's use of services, functions, facilities or products furnished under this Agreement violates or infringes upon any Third Party Intellectual Property rights or constitutes a breach of contract. In no event shall SBC-13STATE be liable for any actual or Consequential Damages that CLEC may suffer arising out of same.

          21.11 CLEC shall reimburse SBC-13STATE for damages to SBC-13STATE's services, functions, facilities or products furnished hereunder caused by the negligence or willful act of CLEC, its agents or subcontractors or CLEC's End User or resulting from CLEC's improper use of services, functions, facilities or products furnished under this Agreement or due to malfunction of any services, functions, facilities, products or equipment provided by any Person other than SBC-13STATE. Upon reimbursement for damages, SBC-13STATE will cooperate with CLEC in prosecuting a claim against the Person causing such damage. CLEC shall be subrogated to the right of recovery by SBC-13STATE for the damages to the extent of such payment.

          21.12     INDEMNIFICATION PROCEDURES

                    21.12.1 Whenever a claim shall arise for indemnification under this Section 21, the relevant Indemnified Party, as appropriate, shall promptly notify the Indemnifying Party and request in writing the Indemnifying Party to defend the same. Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that the Indemnifying Party might have, except to the extent that such failure prejudices the Indemnifying Party's ability to defend such claim.

                    21.12.2 The Indemnifying Party shall have the right to defend against such liability or assertion, in which event the Indemnifying Party shall give written notice to the Indemnified Party of acceptance of the defense of such claim and the identity of counsel selected by the Indemnifying Party.

                    21.12.3 Until such time as Indemnifying Party provides written notice of acceptance of the defense of such claim, the Indemnified Party shall defend such claim, at the expense of the Indemnifying Party, subject to any right of the Indemnifying Party to seek reimbursement for the costs of such defense in the event that it is determined that Indemnifying Party had no obligation to indemnify the Indemnified Party for such claim.

                    21.12.4 Upon accepting the defense, the Indemnifying Party shall have exclusive right to control and conduct the defense and settlement of any such claim, subject to consultation with the Indemnified Party. So long as the Indemnifying Party is controlling and conducting the defense, the Indemnifying Party shall not be liable for any settlement by the Indemnified Party unless such Indemnifying Party has approved such settlement in advance and agrees to be bound by the agreement incorporating such settlement.

                    21.12.5 At any time, an Indemnified Party shall have the right to refuse a compromise or settlement, and, at such refusing Party's cost, to take over such defense; provided that, in such event the Indemnifying Party shall not be responsible for, nor shall it be obligated to indemnify the refusing Party against, any cost or liability in excess of such refused compromise or settlement.

                    21.12.6 With respect to any defense accepted by the Indemnifying Party, the Indemnified Party will be entitled to participate with the Indemnifying Party in such defense if the claim requests equitable relief or other relief that could affect the rights of the Indemnified Party, and shall also be entitled to employ separate counsel for such defense at such Indemnified Party's expense.

                    21.12.7 If the Indemnifying Party does not accept the defense of any indemnified claim as provided above, the Indemnified Party shall have the right to employ counsel for such defense at the expense of the Indemnifying Party.

                    21.12.8 In the event of a failure to assume the defense, the Indemnified Party may negotiate a settlement, which shall be presented to the Indemnifying Party. If the Indemnifying Party refuses to agree to the presented settlement, the Indemnifying Party may take over the defense. If the Indemnifying Party refuses to agree to the presented settlement and refuses to take over the defense, the Indemnifying Party shall be liable for any reasonable cash settlement not involving any admission of liability by the Indemnifying Party, though such settlement may have been made by the Indemnified Party without approval of the

                              Indemnifying Party, it being the Parties' intent that no settlement involving a non-monetary concession by the Indemnifying Party, including an admission of liability by such Party, shall take effect without the written approval of the Indemnifying Party.

                    21.12.9 Each Party agrees to cooperate and to cause its employees and agents to cooperate with the other Party in the defense of any such claim and the relevant records of each Party shall be available to the other Party with respect to any such defense, subject to the restrictions and limitations set forth in Section 27.

22.       REMEDIES

          22.1 Except as otherwise provided in this Agreement, no remedy set forth herein is intended to be exclusive and each and every remedy shall be cumulative and in addition to any other rights or remedies now or hereafter existing under Applicable Law or otherwise.

23.       INTELLECTUAL PROPERTY

          23.1      INTELLECTUAL PROPERTY - SBC-8STATE

                    23.1.1 SBC-8STATE will provide to CLEC a list of all vendors/licensors applicable to unbundled Network Element(s) (which vendors have provided SBC-8STATE a software license) within seven (7) days of CLEC's request for such a list. Except as may be required by Commission decisions, SBC-8STATE makes no warranties, express or implied, concerning CLEC's (or any Third Parties) rights with respect to the use of Intellectual Property rights. SBC-8STATE reserves the right to amend the Intellectual Property provision of this Agreement to reflect the FCC ruling (and any appeal therefrom) in CC Docket No. 96-98 (File No. CCBPol 97-4), IN THE MATTER OF PETITION OF MCI FOR DECLARATORY RULING.

                    23.1.2 Any Intellectual Property that originates from or is developed by a Party shall remain in the exclusive ownership of that Party.

                    23.1.3 SBC-8STATE will indemnify CLEC for any claims of infringement arising from CLEC's use of Intellectual Property within the scope of any "right to use" agreement negotiated by SBC-8STATE for CLEC pursuant to Section 23.1.1. CLEC will indemnify SBC-8STATE for any claims of infringement arising from CLEC's use of Intellectual Property beyond the scope of any "right to use" agreement negotiated by SBC-8STATE for CLEC pursuant to Section 23.1.1.

          23.2      Intellectual property-PACIFIC only:

                    23.2.1 To the extent required by the decision of the CPUC, PACIFIC WILL provided CLEC with Intellectual Property rights related to PACIFIC's unbundled Network Elements. CLEC, as the provider of service using the unbundled Network Elements, will provide all features, functions, and capabilities of the individual element to the Customers.

24.       NOTICES

          24.1 Subject to Section 24.2, notices given by one Party to the other Party under this Agreement shall be in writing (unless specifically provided otherwise herein), and unless otherwise expressly required by this Agreement to be delivered to another representative or point of contact, shall be

                    24.1.1    delivered personally;

                    24.1.2    delivered by express overnight delivery service;

                    24.1.3 mailed, via certified mail or first class U.S. Postal Service, with postage prepaid, and a return receipt requested; or

                    24.1.4 delivered by facsimile; provided that a paper copy is also sent by a method described in (a), (b) or
                              (c) of this Section 24.

                    24.1.5 Notices will be deemed given as of the earliest of:

                              24.1.5.1  the date of actual receipt,

                              24.1.5.2 the next Business Day when sent via express overnight delivery service,

                              24.1.5.3 five (5) days after mailing in the case of first class or certified U.S. Postal Service, or

                              24.1.5.4  on the date set forth on the
                                        confirmation produced by the sending
                                        facsimile machine when delivered by
                                        facsimile prior to 5:00 p.m. in the
                                        recipient's time zone, but the next
                                        Business Day when delivered by facsimile at 5:00 p.m. or later in the recipient's time zone.

                    24.1.6 Notices will be addressed to the Parties as follows:

--------------------------------------------------------------------------------
NOTICE CONTACT           CLEC CONTACT            SBC-13STATE
                                                 CONTACT
--------------------------------------------------------------------------------
NAME/TITLE               John Duffy              Contract Administration
                         Vice President of       ATTN: Notices Manager
                         Business
                         Development,
                         Telecom
--------------------------------------------------------------------------------
STREET ADDRESS           3 Burlington Woods      311 S. Akard, 9th Floor
                         Drive, 4th Floor        Four Bell Plaza
--------------------------------------------------------------------------------
CITY, STATE, ZIP CODE    Burlington, MA          Dallas, TX 75202-5398
                         01803
--------------------------------------------------------------------------------
TELEPHONE NUMBER         781-229-9599,           214-464-1933
                         ext. 136
--------------------------------------------------------------------------------
FACSIMILE NUMBER         781-229-9499            214-464-2006
--------------------------------------------------------------------------------

                    24.1.7 Either Party may unilaterally change its designated contact, address, telephone number and/or facsimile number for the receipt of notices by giving written notice to the other Party in compliance with this Section. Any notice to change the designated contact, address, telephone and/or facsimile number for the receipt of notices shall be deemed effective ten (10) days following receipt by the other Party.

          24.2 SBC-8STATE communicates official information to CLECs via its Accessible Letter notification process. This process covers a variety of subjects, including updates on products/services promotions; deployment of new products/services; modifications and price changes to existing products/services; cancellation or retirement of existing products/services; and operational issues.

                    24.2.1 In SBC-8STATES, CLEC may elect in writing to receive Accessible Letter notification via electronic mail ("E-MAIL") distribution, either in lieu of or in addition to United States Postal Service (postage prepaid) distribution. CLEC acknowledges that United States Postal Service (postage prepaid) delivery will delay receipt of the information for a minimum of three (3) to five
                              (5) days from the date the information is made available via e-mail. Accessible Letter notification via e-mail will be deemed given as of the earlier of the date of actual receipt and the date set forth on the e-mail receipt.

                    24.2.2 In SBC-8STATE, CLEC may designate an unlimited number of recipients for Accessible Letter notification via e-mail, but CLEC is limited to designating a maximum of four (4) recipients (in addition to the CLEC contact designated in Section 24.1) for Accessible Letter notification via United States Postal Service (postage prepaid).

                    24.2.3 In SBC-8STATE, CLEC shall submit a completed Notices / Accessible Letter Recipient Change Request Form (available on the applicable SBC-8STATE's CLEC Handbook website) to the individual specified on that form to designate in writing each individual (other than the CLEC contact designated in Section 24.1) to whom CLEC requests Accessible Letter notification be sent, whether via e-mail or United States Postal Service. CLEC shall submit a completed Notices / Accessible Letter Recipient Change Request Form to add, remove or change recipient information for any CLEC recipient of Accessible Letters (other than the CLEC contact designated in Section 24.1). Any completed Notices / Accessible Letter Recipient Change Request Form shall be deemed effective ten (10) days following receipt by SBC-8STATE.

          24.3      SBC-SWBT ONLY:

                    24.3.1 SBC-SWBT shall provide a toll free facsimile number to CLEC for the submission of requests for services under this Agreement; CLEC shall provide SBC-SWBT with a toll free facsimile number for notices from SBC-SWBT relating to requests for services under this Agreement.

          24.4      SBC-AMERITECH ONLY:

                    24.4.1 SBC-AMERITECH communicates official information to CLECs via its TCNet notification process. This process covers a variety of subjects, including updates on products/services promotions; deployment of new products/services; modifications and price changes to existing products/services; cancellation or retirement of existing products/services; and operational issues.

25.       PUBLICITY AND USE OF TRADEMARKS OR SERVICE MARKS

          25.1 Neither Party nor its subcontractors or agents shall use in any advertising or sales promotion, press releases, or other publicity matters any endorsements, direct or indirect quotes, or pictures that imply endorsement by the other Party or any of its employees without such first Party's prior written approval. The Parties will submit to each other for written approval, prior to publication, all publicity matters that mention or display one another's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied; the Party to whom a request is directed shall respond promptly. Nothing herein, however, shall be construed as preventing either Party from publicly stating the fact that it has executed this Agreement with the other

                    Party.

          25.2 Nothing in this Agreement shall grant, suggest, or imply any authority for one Party to use the name, trademarks, service marks, logos, proprietary trade dress or trade names of the other Party in any advertising, press releases, publicity matters, marketing and/or promotional materials or for any other commercial purpose without prior written approval from such other Party.

26.       NO LICENSE

          26.1 Except at otherwise expressly provided in this Agreement, no license under patents, copyrights or any other Intellectual Property right (other than the limited license to use consistent with the terms, conditions and restrictions of this Agreement) is granted by either Party or shall be implied or arise by estoppel with respect to any transactions contemplated under this Agreement.

27.       CONFIDENTLALITY

          27.1 All information, including specifications, microfilm, photocopies, magnetic disks, magnetic tapes, audit information, models, system interfaces, forecasts, computer programs, software, documentation, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data shall be deemed "Confidential" or "proprietary" (COLLECTIVELY "PROPRIETARY INFORMATION") if:

                    27.1.1 Furnished or made available or otherwise disclosed by one Party (the "DISCLOSING PARTY") or its agent, employee, representative or Affiliate to the other Party (the "RECEIVING PARTY") or its agent, employee, representative or Affiliate dealing with End User-specific, facility-specific, or usage-specific information, other than End User information communicated for the purpose of publication or directory database inclusion, 911, call processing, billing or for such other purposes as mutually agreed upon;

                    27.1.2 In written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary;" or

                    27.1.3 Communicated orally and declared to the Receiving Party at the time of delivery to be "Confidential" or "Proprietary", and which shall be summarized in writing and marked "Confidential" or "Proprietary" and delivered to the Receiving Party within ten
                              (10) days following such disclosure; and

                    27.1.4 Any portion of any notes, analyses, data, compilations, studies, interpretations or other documents prepared by any Receiving Party to the extent the same contain, reflect, are derived from, or are based upon, any of the information described in this Section 27, unless such information contained or reflected in such notes, analyses, etc. is so commingled with the Receiving Party's information that disclosure could not possibly disclose the underlying proprietary or confidential information (such portions of such notes, analyses, etc. referred to herein as "DERIVATIVE INFORMATION").

          27.2      Proprietary Information Shall be Held in Confidence

                    27.2.1    Each Receiving Party agrees that:

                              27.2.1.1 all Proprietary Information communicated to it or any of its agents, employees, representatives and Affiliates in connection with this Agreement shall be held in confidence to the same extent as such Receiving Party holds its own confidential information of like importance; provided that such Receiving Party and its agents, employees, representatives and Affiliates shall not use less than a reasonable standard of care in maintaining the confidentiality of such information;

                              27.2.1.2 it will not, and it will not permit any of its agents, employees, representatives and Affiliates to disclose such Proprietary Information to any Third Party;

                              27.2.1.3 it will disclose Proprietary Information only to those of its agents, employees, representatives and Affiliates who have a need for it in connection with the use or provision of any services furnished under this Agreement; and

                              27.2.1.4 it will, and will cause each of its agents, employees, representatives and Affiliates, to use such Proprietary Information only to perform its obligations under this Agreement or to use services provided by the Disclosing Party hereunder and for no other purpose, including its own marketing purposes.

                    27.2.2 A Receiving Party may disclose Proprietary Information of a Disclosing Party to the Receiving Party's agents, employees, representatives and Affiliates who need to know such information to perform their obligations under this Agreement; provided that before disclosing any Proprietary Information to any agent, employee, representative or Affiliate, the Receiving Party shall notify such agent, employee, representative or Affiliate of such Party's obligation to comply with this Agreement. Any Receiving Party so disclosing Proprietary Information shall be jointly and severally liable for any breach of this Agreement by any of its agents, employees, representatives and Affiliates and such Receiving Party agrees, at its sole expense, to use its reasonable efforts (including court proceedings) to restrain its agents, employees, representatives and Affiliates from any prohibited or unauthorized disclosure or use of the Proprietary Information. Each Receiving Party making such disclosure shall notify the Disclosing Party as soon as possible if it has knowledge of a breach of this Agreement in any material respect. A Disclosing Party shall not disclose Proprietary Information directly to an agent, employee, representative or Affiliate of the Receiving Party without the prior written authorization of the Receiving Party.

                    27.2.3 Proprietary Information shall not be reproduced by any Receiving Party in any form except to the extent (i) necessary to comply with the provisions of Section 27.4.2 and Section 27.5 and (ii) reasonably necessary to perform its obligations under this Agreement. All such reproductions shall bear the same copyright and proprietary rights notices as are contained in or on the original.

          27.3 Unless otherwise agreed, the obligations of confidentiality and non-use set forth in this Agreement do not apply to such Proprietary Information that:

                    27.3.1 Was at the time of receipt, already known to the Receiving Party, free of any obligation to keep confidential and evidenced by written records prepared prior to delivery by the Disclosing Party; or

                    27.3.2 Is, or becomes publicly known through no wrongful act of the Receiving Party; or

                    27.3.3 Is rightfully received from a Third Party having no direct or indirect secrecy or confidentiality obligation to the Disclosing Party with respect to such information; provided that such Receiving Party has exercised commercially reasonable efforts to determine whether such Third Party has any such obligation; or

                    27.3.4 Is independently developed by an agent, employee representative or Affiliate of the Receiving Party and such Party is not involved in any manner with the provision of services pursuant to this Agreement and does not have any direct or indirect access to the Proprietary Information; or

                    27.3.5 Is disclosed to a Third Party by the Disclosing Party without similar restrictions on such Third Party's rights; or

                    27.3.6 Is approved for release by written authorization of the Disclosing Party, but only to the extent of the authorization granted; or

                    27.3.7 Is required to be made public by the Receiving Party pursuant to Applicable Law or regulation, provided that such production or disclosure shall have been made in accordance with Section 27.4.2 or Section 27.5.

          27.4 Proposed Disclosure of Proprietary Information to a Governmental Authority

                    27.4.1 If a Receiving Party desires to disclose or provide to a Commission, the FCC or any other Governmental Authority any Proprietary Information of the Disclosing Party, such Receiving Party shall, prior to and as a condition of such disclosure, (i) provide the Disclosing Party with written notice and the form of such proposed disclosure as soon as possible but in any event early enough to allow the Disclosing Party to protect its interests in the Proprietary Information to be disclosed and (ii) attempt to obtain in accordance with the applicable procedures of the intended recipient of such Proprietary Information an appropriate order for protective relief or other reliable assurance that confidential treatment shall be accorded to such Proprietary Information.

                    27.4.2 If a Receiving Party is required by any Governmental Authority or by Applicable Law to disclose any Proprietary Information, then such Receiving Party shall provide the Disclosing Party with written notice of such requirement as soon as possible, and in no event later than five (5) calendar days after receipt of such requirement, and prior to such disclosure. Upon receipt of written notice of the requirement to disclose Proprietary Information, the Disclosing Party at its expense, may then either seek appropriate protective relief in advance of such requirement to prevent all or part of such disclosure or waive the Receiving Party's compliance with this Section
                              27.4.2 with respect to all or part of such requirement.

                    27.4.3 The Receiving Party shall use all commercially reasonable efforts to cooperate with the Disclosing Party in attempting to obtain any protective relief which such Disclosing Party chooses to seek pursuant to this Section 27.4. In the absence of such relief, if the Receiving Party is legally compelled to disclose any Proprietary Information, then the Receiving Party shall exercise all commercially reasonable efforts to preserve the confidentiality of the Proprietary information, including cooperating with the Disclosing Party to obtain an appropriate order for protective relief or other reliable assurance that confidential treatment will be accorded the Proprietary Information.

          27.5 Notwithstanding any of the foregoing, SBC-13STATE shall be entitled to disclose Proprietary Information on a confidential basis to regulatory agencies upon request for information as to SBC-13STATE's activities under the Act and SBC-13STATE need not provide prior written notice of such disclosure to CLEC if SBC-13STATE has obtained an appropriate order for protective relief or other reliable assurance that confidential treatment shall be accorded to such Proprietary Information.

          27.6      Return of Proprietary Information

                    27.6.1 All Proprietary Information, other than Derivative Information, shall remain the property of the Disclosing Party, and all documents or other tangible media delivered to the Receiving Party that embody such Proprietary Information shall be, at the option of the Disclosing Party, either promptly returned to Disclosing Party or destroyed, except as otherwise may be required from time to time by Applicable Law (in which case the use and disclosure of such Proprietary Information will continue to be subject to this Agreement), upon the earlier of (i) the date on which the Receiving Party's need for it has expired and (ii) the expiration or termination of this Agreement.

                    27.6.2 At the request of the Disclosing Party, any Derivative Information shall be, at the option of the Receiving Party, either promptly returned to the Disclosing Party or destroyed, except as otherwise may be required from time to time by Applicable Law (in which case the use and disclosure of such Derivative Information will continue to be subject to this Agreement), upon the earlier of (i) the date on which the Receiving Party's need for it has expired and (ii) the expiration or termination of this Agreement.

                    27.6.3 The Receiving Party may at any time either return the Proprietary Information to the Disclosing Party or destroy such Proprietary Information. If the Receiving Party elects to destroy Proprietary Information, all copies of such information shall be destroyed and upon the written request of the Disclosing Party, the Receiving Party shall provide to the Disclosing Party written certification of such destruction. The destruction or return of Proprietary information shall not relieve any Receiving Party of its obligation to continue to treat such Proprietary Information in the manner required by this Agreement.

          27.7 Notwithstanding any other provision of this Agreement, the Proprietary Information provisions of this Agreement shall apply to all information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the date of this Agreement and each Party's obligation to safeguard Proprietary Information disclosed prior to expiration or termination of this Agreement will survive such expiration or termination.

          27.8 Pursuant to Section 222(b) of the Act, both Parties agree to limit their use of Proprietary Information received from the other to the permitted purposes identified in the Act.

          27.9 Each Party has the right to refuse to accept any Proprietary Information under this Agreement, and nothing herein shall obligate either Party to disclose to the other Party any particular information.

          27.10 The Parties agree that an impending or existing violation of any provision of this Section 27 would cause the Disclosing Party irreparable injury for which it would have no adequate remedy at law, and agree that Disclosing Party shall be entitled to obtain immediate injunctive relief prohibiting such violation, in addition to any other rights and remedies available to it at law or in equity, including both specific performance and monetary damages. In the event of any breach of this Section 27 for which legal or equitable relief is sought, all reasonable attorney's fees and other reasonable costs associated therewith shall be recoverable by the prevailing Party.

28.       INTERVENING LAW

          28.1 This Agreement is entered into as a result of both private negotiation between the Parties and the incorporation of some of the results of arbitration by the STATE COMMISSION. If the actions of the State(s) of Illinois, Indiana, Michigan, Ohio or Wisconsin or federal legislative bodies, courts, or regulatory agencies of competent jurisdiction invalidate, modify, or stay the enforcement of laws or regulations that were the basis or rationale for a provision of the contract, the affected provision shall be invalidated, modified, or stayed, consistent with the action of the legislative body, court, or regulatory agency upon the written request of either party. In such event, the Parties shall expend diligent efforts to arrive at an agreement respecting the appropriate modifications to the Agreement. If negotiations fail, disputes between the Parties concerning the interpretation of the actions required or provisions affected by such governmental actions shall be resolved pursuant to the dispute resolution process provided for in this Agreement. Without limiting the general applicability of the foregoing, the Parties acknowledge that on January 25, 1999, the United States Supreme Court issued its opinion in AT&T CORP. V. IOWA UTILITIES BD., 119 S. Ct. 721 (1999) and on June 1, 1999, the United States Supreme Court issued its opinion in AMERITECH V. FCC, No. 98-1381, 1999 WL 116994, 1999 Lexis 3671 (1999). The Parties further acknowledge and agree that by executing this Agreement, neither Party waives any of its rights, remedies, or arguments with respect to such decisions and any remand thereof, including its rights under this paragraph.

29.       GOVERNING LAW

          29.1 Unless otherwise provided by Applicable Law, this Agreement shall be governed by and construed in accordance with the Act, the FCC Rules and Regulations interpreting the Act and other applicable federal law. To the extent that federal law would apply state law in interpreting this Agreement, the domestic laws of the state in which the services, functions, facilities and products at issue are furnished or sought shall apply, without regard to that state's conflict of law principles. The Parties submit to personal jurisdiction in Little Rock, Arkansas; San Francisco, California; New Haven, Connecticut; Chicago, Illinois; Indianapolis, Indiana; Topeka, Kansas; Detroit, Michigan; St. Louis, Missouri; Reno, Nevada; Columbus, Ohio; Oklahoma City, Oklahoma; Dallas, Texas and Milwaukee, Wisconsin, and waive any and all objection to any such venue.

30.       REGULATORY APPROVAL

          30.1 The Parties understand and agree that this Agreement and any amendment or modification hereto will be filed with the Commission for approval in accordance with Section 252 of the Act and may thereafter be filed with the FCC. The Parties believe in good faith and agree that the services to be provided under this Agreement are in the public interest. Each Party covenants and agrees to fully support approval of this Agreement by the Commission or the FCC under Section 252 of the Act without modification.

          30.2 Unless otherwise agreed, if the Party responsible for filing this Agreement with the Commission fails to file the jointly signed Agreement with the Commission within forty-five (45) days following execution by both Parties, then the executed Agreement is rendered null and void. If the Agreement is rendered null and void, either Party may initiate negotiations for a new agreement.

31.       CHANGES IN END USER LOCAL EXCHANGE SERVICE PROVIDER SELECTION

          31.1 Prior to submitting an order under this Agreement, CLEC shall obtain End User authorization as required by applicable federal and state laws and regulations, and assumes responsibility for applicable charges as specified in Section 258(b) of the Act. SBC-13STATE shall abide by the same applicable laws and regulations.

          31.2 Only an End User can initiate a challenge to a change in its local service provider. If an End User notifies SBC-13STATE or CLEC that the End User requests local exchange service, the Party receiving such request shall be free to provide service to such End User, except in those instances where the End User's account is local PIC protected. It is the responsibility of the End User to provide authorization in an FCC approved format to the current provider of record to remove local service provider protection before any changes in local service provider are processed.

                    31.2.1 SBC-13STATE shall be free to connect an End User to any competitive local exchange carrier based upon that competitive local exchange carrier's request and that competitive local exchange carrier's assurance that proper End User authorization has been obtained. CLEC shall make any such authorization it has obtained available to SBC-13STATE upon request and at no charge.

          31.3 When an End User changes or withdraws authorization, each Party shall release customer-specific facilities in accordance with the End User's direction or the direction of the End User's authorized agent. Further, when an End User abandons its premise, SBC-13STATE is free to reclaim the facilities for use by another customer and is free to issue service orders required to reclaim such facilities.

          31.4 Neither Party shall be obligated by this Agreement to investigate any allegations of unauthorized changes in local exchange service (slamming) on behalf of the other Party or a Third Party. IF SBC-13STATE, on behalf of CLEC, agrees to investigate an alleged incidence of slamming, SBC-13STATE shall charge CLEC an investigation fee as set forth in Appendix Pricing in the "Other (Resale)" category, listed as "Slamming Investigation Fee."

          31.5 Should SBC-13STATE receive an order from CLEC for services under this Agreement, and SBC-13STATE is currently providing the same services to another local service provider for the same End User, CLEC agrees that SBC-13STATE may notify the local service provider from whom the End User is being converted of CLEC's order coincident with or following processing CLEC's order. It shall then be the responsibility of the former local service provider of record and CLEC to resolve any issues related to the End User. This Section
                    31.5 shall not apply to new or additional lines and services purchased by the End User from multiple CLECs or from SBC-13STATE.

                    31.5.1 IF SBC-13STATE receives an order from another local service provider to convert services for an End User for whom CLEC is the current local service provider of record, and if CLEC already subscribes to the Local Disconnect Report ("LDR), described in Section 20.9, then SBC-13STATE SHALL notify CLEC of such order coincident with or following processing such order. It shall be the responsibility of CLEC and the other local service provider to resolve any issues related to the End User. This Section 31.5.1 shall not apply to new or additional lines and services purchased by an End User from multiple CLECs or from SBC-13STATE.

          31.6 In addition to any other indemnity obligations in this Agreement or any Appendix attached to this Agreement, CLEC shall release, indemnify, hold harmless and defend SBC-13STATE against any and all liability and Claims, including reasonable attorney's fees, which may result from SBC-13STATE acting under this Section 3 1.

          31.7 Notwithstanding anything contained in this Section 31, nothing herein shall be interpreted or construed to apply to the transfer of provisioning of CLEC End Users' accounts pursuant to Section 10.6.

          31.8 When a End User changes its service provider from SBC-13STATE to CLEC or from CLEC to SBC-13STATE and does not retain its original telephone number, the Party formerly providing service to such End User shall furnish a referral announcement ("REFERRAL ANNOUNCEMENT") on the original telephone number that specifies the End User's new telephone number.

                    31.8.1 The following pertains to AM-IL, AM-WI and PACIFIC only:

                              31.8.1.1 Referral Announcements shall be provided by a Party to the other Party for the period of time and at the rates set forth in the referring Party's tariff(s); provided, however, if either Party provides Referral Announcements for a period different (either shorter or longer) than the period(s) stated in its tariff(s) when its End Users change their telephone numbers, such Party shall provide the same level of service to End Users of the other Party.

                    31.8.2    The following applies to AM-IN only:

                              31.8.2.1 Referral Announcements shall be provided by a Party to the other Party for the period specified in 170 IAC 7-1.1-11
                                        (I)(3)(a) and (b) and at the rates set
                                        forth in the referring Party's
                                        tariff(s). However, if either Party
                                        provides Referral Announcements for a
                                        period different than the above
                                        period(s) when its End Users change
                                        their telephone numbers, such Party
                                        shall provide the same level of service
                                        to End Users of the other Party.

                    31.8.3    The following applies to AM-MI only:

                              31.8.3.1 Referral Announcements shall be provided by a Party to the other Party for the period specified in Michigan
                                        Administrative Rule 484.134 and at the
                                        rates set forth in the referring Party's tariff(s). However, if either Party provides Referral

                                        Announcements for a period longer than
                                        the above period(s) when its End Users
                                        change their telephone numbers, such
                                        Party shall provide the same level of
                                        service to End Users of the other Party.

                    31.8.4    The following applies to AM-OH only:

                              31.8.4.1 Referral Announcements shall be provided by a Party to the other Party for the period of time specified in Rule 4901:1-5-12, Ohio Administrative Code and at the rates set forth in the referring Party's tariff(s). However, if either Party provides Referral Announcements for a period longer than the above period(s) when its End Users change their telephone numbers, such Party shall provide the same level of service to End Users of the other Party.

32.       COMPLIANCE AND CERTIFICATION

          32.1 Each Party shall comply at its own expense with all Applicable Laws that relate to that Party's obligations to the other Party under this Agreement. Nothing in this Agreement shall be construed as requiring or permitting either Party to contravene any mandatory requirement of Applicable Law.

          32.2 CLEC warrants that it has obtained all necessary state certification required in each state covered by this Agreement prior to ordering any services, functions, facilities or products from SBC-13STATE pursuant to this Agreement. Upon request, CLEC shall provide proof of certification.

          32.3 Each Party shall be responsible for obtaining and keeping in effect all approvals from, and rights granted by, Governmental Authorities, building and property owners, other carriers, and any other Third Parties that may be required in connection with the performance of its obligations under this Agreement.

          32.4 Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with the CALEA.

33.       LAW ENFORCEMENT

          33.1 SBC-12 STATE and CLEC shall reasonably cooperate with the other Party in handling law enforcement requests as follows:

                    33.1.1    INTERCEPT DEVICES:

                              33.1.1.1  Local and federal law enforcement
                                        agencies periodically request
                                        information or assistance from local
                                        telephone service providers. When either
                                        Party receives a request associated with an End User of the other Party, it shall refer such request to the Party that serves such End User, unless the request directs the receiving Party to attach a pen register, trap-and-trace or form of intercept on the Party's facilities, in which case that Party shall comply with any valid request.

                    33.1.2    SUBPOENAS:

                              33.1.2.1  If a Party receives a subpoena for
                                        information concerning an End User the
                                        Party knows to be an End User of the
                                        other Party, it shall refer the subpoena to the Requesting Party with an indication that the other Party is the responsible company, unless the subpoena requests records for a period of time during which the receiving Party was the End User's service provider, in which case that Party will respond to any valid request.

                    33.1.3    EMERGENCIES:

                              33.1.3.1 If a Party receives a request from a law enforcement agency for a temporary number change, temporary disconnect, or one-way denial of outbound calls by the receiving Party's switch for an End User of the other Party, that Receiving Party will comply with a valid emergency request. However, neither Party shall be held liable for any claims or Losses arising from compliance with such requests on behalf of the other Party's End User and the Party serving such End User agrees to indemnify and hold the other Party harmless against any and all such claims or Losses.

          33.2 SNET and CLEC shall reasonably cooperate with the other Party in handling law enforcement requests as follows:

                    33.2.1 Each of the Parties agree to comply with the applicable state and federal law enforcement authorities, laws, and requirements, including the CALEA, and to report to applicable State and Federal law enforcement authorities as required by law, the Telecommunications Services and related information provided by each of the Parties in Connecticut.

34.       RELATIONSHIP OF THE PARTIES/INDEPENDENT CONTRACTOR

          34.1 Each Party is an independent contractor, and has and hereby retains the right to exercise full control of and supervision over its own performance of its obligations under this Agreement and retains full control over the employment, direction, compensation and discharge of its employees assisting in the performance of such obligations. Each Party and each Party's contractor(s) shall be solely responsible for all matters relating to payment of such employees, including the withholding or payment of all applicable federal, state and local income taxes, social security taxes and other payroll taxes with respect to its employees, as well as any taxes, contributions or other obligations imposed by applicable state unemployment or workers' compensation acts and all other regulations governing such matters. Each Party has sole authority and responsibility to hire, fire and otherwise control its employees.

          34.2 Nothing contained herein shall constitute the Parties as joint venturers, partners, employees or agents of one another, and neither Party shall have the right or power to bind or obligate the other. Nothing herein will be construed as making either Party responsible or liable for the obligations and undertakings of the other Party. Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

35.       NO THIRD PARTY BENEFICIARIES; DISCLAIMER OF AGENCY

          35.1 This Agreement is for the sole benefit of the Parties and their permitted assigns, and nothing herein expressed or implied shall create or be construed to create any Third Party beneficiary rights hereunder. This Agreement shall not provide any Person not a party hereto with any remedy, claim, liability, reimbursement, cause of action, or other right in excess of those existing without reference hereto.

36.       ASSIGNMENT

          36.1 CLEC may not assign or transfer (whether by operation of law or otherwise) this Agreement (or any rights or obligations hereunder) to a third person without the prior written consent of SBC-13STATE; provided that CLEC may assign or transfer this Agreement to its Affiliate by providing ninety
                    (90) days' prior written notice to SBC-13STATE of such assignment or transfer; provided, further, that such assignment is not inconsistent with Applicable Law (including the Affiliate's obligation to obtain proper Commission certification and approvals) or the terms and conditions of this Agreement. Notwithstanding the foregoing, CLEC may not assign or transfer this Agreement (or any rights or obligations hereunder) to its Affiliate if that Affiliate is a party to a separate agreement with SBC-13STATE under Sections 251 and 252 of the Act. Any attempted assignment or transfer that is not permitted is void ab initio.

          36.2 As a condition of any assignment or transfer of this Agreement (or any rights hereunder) that is permitted under or consented to by SBC-13STATE pursuant to this Section 36, CLEC agrees that any change, modification or other activity required for SBC-13STATE to accommodate or recognize the successor to or assignee of CLEC shall be a CLEC Change and shall be subject to Section 5.3. SBC-13STATE shall have no obligation to proceed with such activities nor shall any otherwise acceptable assignment or transfer be effective against SBC-13STATE until the Parties agree upon the charges that apply to such CLEC Change.

          36.3 If during the Term, SBC-13STATE sells, assigns or otherwise transfers any ILEC Territory or ILEC Assets to a person other than an Affiliate or subsidiary, SBC-13STATE shall provide CLEC not less than ninety (90) days prior written notice of such sale, assignment or transfer. Upon the consummation of such sale, assignment or transfer, CLEC acknowledges that SBC-13STATE shall have no further obligations under this Agreement with respect to the ILEC Territories and/or ILEC Assets subject to such sale, assignment or transfer, and that CLEC must establish its own
                    Section 251 and 252 arrangement with the successor to such ILEC Territory and/or ILEC Assets.

37.       DELEGATION TO AFFILIATE

          37.1 Each Party may without the consent of the other Party fulfill its obligations under this Agreement by itself or may cause its Affiliate(s) to take some or all of such actions to fulfill such obligations. Upon such delegation, the Affiliate shall become a primary obligor hereunder with respect to the delegated matter, but such delegation shall not relieve the delegating Party of its obligations as co-obligor hereunder. Any Party that elects to perform its obligations through an Affiliate shall cause its Affiliate to take all action necessary for the performance of such Party's obligations hereunder. Each Party represents and warrants that if an obligation under this Agreement is to be performed by an Affiliate, such Party has the authority to cause such Affiliate to perform such obligation and such Affiliate will have the resources required to accomplish the delegated performance.

38.       SUBCONTRACTING

          38.1 If a Party retains or engages any subcontractor to perform any of that Party's obligations under this Agreement, that Party will remain fully responsible for the performance of this Agreement in accordance with its terms, including any obligations that Party performs through subcontractors.

          38.2 Each Party will be solely responsible for payments due that Party's subcontractors.

          38.3 No subcontractor will be deemed a Third Party beneficiary for any purposes under this Agreement.

          38.4 No contract, subcontract or other agreement entered into by either Party with any Third Party in connection with the provision of services, functions, facilities and products hereunder will provide for any indemnity, guarantee or assumption of liability by the other Party to this Agreement with respect to such arrangement, except as consented to in writing by the other Party.

          38.5 Any subcontractor that gains access to Customer Proprietary Network Information ("CPNI") or Proprietary Information covered by this Agreement shall be required by the subcontracting Party to protect such CPNI or Proprietary Information to the same extent the subcontracting Party is required to protect such CPNI or Proprietary Information under the terms of this Agreement.

39.       FORCE MAJEURE

          39.1 No Party shall be responsible for delays or failures in performance of any part of this Agreement (other than an obligation to make money payments) resulting from acts or occurrences beyond the reasonable control of such Party, including acts of nature, acts of civil or military authority, any law, order, regulation, ordinance of any Governmental Authority, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, hurricanes, floods, work stoppages, equipment failures, cable cuts, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers (individually or collectively, a "FORCE MAJEURE EVENT") or any Delaying Event caused by the other Party or any other circumstances beyond the Party's reasonable control. If a Force Majeure Event shall occur, the Party affected shall give prompt notice to the other Party of such Force Majeure Event specifying the nature, date of inception and expected duration of such Force Majeure Event, whereupon such obligation or performance shall be suspended to the extent such Party is affected by such Force Majeure Event during the continuance thereof or be excused from such performance depending on the nature, severity and duration of such Force Majeure Event (and the other Party shall likewise be excused from performance of its obligations to the extent such Party's obligations relate to the performance so interfered with). The affected Party shall use its reasonable efforts to avoid or remove the cause of nonperformance and the Parties shall give like notice and proceed to perform with dispatch once the causes are removed or cease.

40.       TAXES

          40.1      The tax provisions set forth below apply as indicated:

                    40.1.1    TAXES - SWBT-TX

                              40.1.1.1 Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, municipal fees, transaction or similar taxes, fees, or surcharges (hereinafter "TAX") levied against or upon such purchasing Party (or the providing Party when such providing Party is permitted by applicable law to pass along to the purchasing Party such taxes, fees, or surcharges), except for any Tax on either Party's corporate existence, status, or income.

                    40.1.2    TAXES - SWBT-MOKA

                              40.1.2.1 Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, municipal fees, transaction or similar taxes, fees or surcharges (hereinafter "TAX") imposed on or with respect to the services provided by or to such Party, except for any Tax on either Party's corporate existence, status, or income.

                    40.1.3    TAXES - PACIFIC

                              40.1.3.1 Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, utility user, municipal fees, transaction or similar taxes, fees, or surcharges (hereinafter "TAX") imposed on or with respect to the services provided by or to such Party, except for any Tax on either Party's corporate existence, status, or income.

                    40.1.4    TAXES - NEVADA

                              40.1.4.1 Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, municipal fees, transaction or similar taxes, fees, or surcharges (hereinafter "TAX") imposed on or with respect to the services provided by or to such Party, except for any Tax on either Party's corporate existence, status, or income.

                    40.1.5    TAXES - SNET

                              40.1.5.1 Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees, or surcharges (hereinafter "TAX") levied against or upon such purchasing party (or the providing Party when such providing Party is permitted by applicable law to pass along to the purchasing party such taxes, fees, or surcharges), except for any Tax on either party's corporate existence, status, or income.

                    40.1.6    TAXES - SBC-AMERITECH

                              40.1.6.1 Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees or surcharges levied against or upon such purchasing Party (or the providing Party when such providing Party is permitted to pass along to the purchasing Party such taxes, fees or surcharges), except for any tax on either Party's corporate existence, status or income. To the extent that a Party includes gross receipts taxes in any of the charges or rates of services provided hereunder, no additional gross receipts taxes shall be levied against or upon the purchasing Party.

          40.2      TAXES - SBC-13STATE

                    40.2.1 Whenever possible, Tax amounts shall be billed as a separate item on the invoice. To the extent a sale is claimed to be for resale tax exemption, the purchasing Party shall furnish the providing Party a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Failure to timely furnish said resale tax exemption certificate will result in no exemption being available to the purchasing Party for any charges invoiced by the providing Party prior to the date the purchasing Party furnishes the providing Party a valid resale tax exemption certificate.

                    40.2.2 With respect to any purchase of services, functions, facilities and products under this Agreement, if any Tax is required or permitted by Applicable Law to be collected from the purchasing Party by the providing Party, then:

                              40.2.2.1  The providing Party shall bill the
                                        purchasing Party for such Tax;

                              40.2.2.2 The purchasing Party shall remit such Tax to the providing Party; and

                              40.2.2.3 The providing Party shall remit such collected Tax to the applicable taxing authority.

                    40.2.3 With respect to any purchase hereunder of services, functions, facilities and products that are resold to a Third Party, if any Tax is imposed by applicable law on the End User in connection with any such purchase, then:

                              40.2.3.1 The purchasing Party shall be required to impose and/or collect such Tax from the End User; and

                              40.2.3.2 The purchasing Party shall remit such Tax to the applicable taxing authority.

                              40.2.3.3  The purchasing Party agrees to
                                        indemnify, hold harmless and defend the
                                        providing Party on an after tax basis
                                        for any costs incurred by the providing
                                        Party as a result of actions taken by
                                        the applicable taxing authority to
                                        collect the Tax from the providing Party due to the failure of the purchasing Party to pay or collect and remit such Tax to such authority.

                    40.2.4 If the providing Party fails to collect any Tax as required herein, then, as between the providing Party and the purchasing Party:

                              40.2.4.1 The purchasing Party shall remain liable for such uncollected Tax; and

                              40.2.4.2 The providing Party shall be liable for any penalty and interest assessed with respect to such uncollected Tax by such authority.

                              40.2.4.3 However, if the purchasing Party fails to pay any Taxes properly billed, then, as between the providing Party and the purchasing Party, the purchasing Party will be solely responsible for payment of the Taxes, penalty and interest.

                    40.2.5 If the purchasing Party fails to impose and/or collect any Tax from End Users as required herein, then, as between the providing Party and the purchasing Party, the purchasing Party shall remain liable for such uncollected Tax and any interest and penalty assessed thereon with respect to the uncollected Tax by the applicable taxing authority. With respect to any Tax that the purchasing Party has agreed to pay or impose on and/or collect from End Users, the purchasing Party agrees to indemnify, hold harmless and defend the providing Party on an after tax basis for any costs incurred by the providing Party as a result of actions taken by the applicable taxing authority to collect the Tax from the providing Party due to the failure of the purchasing Party to pay or collect and remit such Tax to such authority.

                    40.2.6 The Party obligated to pay any Tax may contest the same in good faith, at its own expense, and shall be entitled to the benefit of any refund or recovery; provided that such contesting Party shall not permit any lien to exist on any asset of the other Party by reason of such contest. The Party obligated to collect and remit shall cooperate in any such contest by the other Party. As a condition of contesting any Tax due hereunder, the contesting Party agrees to be liable and indemnify and reimburse the other Party for:

                              40.2.6.1 any additional amounts that may be due by reason of such contest, including any interest and penalties; and

                              40.2.6.2  all costs of cooperating with the
                                        contesting Party in any such contest.

41.       NON-WAIVER

          41.1 Except as otherwise specified in this Agreement, no waiver of any provision of this Agreement and no consent to any default under this Agreement shall be effective unless the same is in writing and properly executed by or on behalf of the Party against whom such waiver or consent is claimed. Waiver by either Party of any default by the other Party shall not be deemed a waiver of any other default. Failure of either Party to insist on performance of any term or condition of this Agreement or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right or privilege. No course of dealing or failure of any Party to strictly enforce any term, right, or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition.

42.       CUSTOMER INQUIRIES

          42.1 Each Party will refer all questions regarding the other Party's services or products directly to the other Party at a telephone number specified by that Party.

          42.2 Each Party will ensure that all of its representatives who receive inquiries regarding the other Party's services:

                    42.2.1 Provide the number described in Section 44.1 to callers who inquire about the other Party's services or products; and

                    42.2.2 Do not in any way disparage or discriminate against the other Party or its products or services.

          42.3 Except as otherwise provided in this Agreement, CLEC shall be the primary point of contact for CLEC's End Users with respect to the services CLEC provides such End Users.

          42.4 CLEC acknowledges that SBC-13STATE may, upon End User request, provide services directly to such End User similar to those offered to CLEC under this Agreement.

43.       EXPENSES

          43.1 Except as expressly set forth in this Agreement, each Party will be solely responsible for its own expenses involved in all activities related to the matters covered by this Agreement.

          43.2 SBC-12STATE and CLEC shall each be responsible for one-half (1/2) of expenses payable to a Third Party for Commission fees or other charges (including regulatory fees and any costs of notice or publication, but not including attorney's fees) associated with the filing of this agreement.

44.       CONFLICT OF INTEREST

          44.1 The Parties represent that no employee or agent of either Party has been or will be employed, retained, paid a fee, or otherwise received or will receive any personal compensation or consideration from the other Party, or any of the other Party's employees or agents in connection with the negotiation of this Agreement or any associated documents.

45.       AMENDMENTS AND MODIFICATIONS

          45.1 No provision of this Agreement shall be deemed amended or modified by either Party unless such an amendment or modification is in writing, dated, and signed by an authorized representative of both Parties. The rates, terms and conditions contained in the amendment shall become effective upon approval of such amendment by the appropriate Commissions.

          45.2 Neither Party shall be bound by any preprinted terms additional to or different from those in this Agreement that may appear subsequently in the other Party's form documents, purchase orders, quotations, acknowledgments, invoices or other communications.

46.       SURVIVAL

          46.1 The Parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement. Without limiting the general applicability of the foregoing, the following terms and conditions of this Agreement are specifically agreed by the Parties to continue beyond the termination or expiration of this Agreement: Section 11.8; Section 11.9, Section 31.6;
                    Section 15.3; Section 9.1; Section 9.2; Section 9.3; Section 9.4; Section 9.5, Section 9.6; Section 10.2; Section 10.3;
                    Section 10.4; Section 10.5; Section 10.6; Section 15;
                    Section 16; Section 18; Section 19; Section 21 Section 22;
                    Section 23; Section 26; Section 25; Section 27; Section 33;
                    Section 42.4, Section 28; Section 29; Section 40; Section 6.5; Section 6.6; Section 6.7; Section 6.8; Section 6.9;
                    Section 6.10 and Section 46.

47.       APPENDICES INCORPORATED BY REFERENCE

          47.1      DIRECTORY ASSISTANCE (DA)

                    47.1.1 SBC-13STATE will provide nondiscriminatory access to Directory Assistance services under the terms and conditions identified in the applicable Appendix DA, which IS/ARE attached hereto and incorporated herein by reference.

          47.2      OPERATOR SERVICES (OS)

                    47.2.1 SBC-13STATE shall provide nondiscriminatory access to Operator Services under the terms and conditions identified in the applicable Appendix OS, which IS/ARE attached hereto and incorporated herein by reference.

          47.3      OPERATIONS SUPPORT SYSTEMS (OSS)

                    47.3.1 SBC-13STATE shall provide nondiscriminatory access to Operations Support Systems (OSS) "functions" to CLEC for pre-ordering, ordering, provisioning, maintenance/repair, and billing under the terms and conditions identified in the applicable Appendix OSS, which IS/ARE attached hereto and incorporated herein by reference.

48.       AUTHORITY

          48.1 Each of the SBC Parties represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of their respective states of incorporation. SBC COMMUNICATIONS INC. represents and warrants that it has full power and authority to execute and deliver this Agreement as agent for the SBC Parties. Each of the SBC Parties that is an ILEC represents and warrants that it has full power and authority to perform its obligations hereunder.

          48.2 CLEC represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. CLEC represents and warrants that it has been or will be certified as a LEC by the Commission(s) prior to submitting any orders hereunder and is or will be authorized to provide the Telecommunications Services contemplated hereunder in the territory contemplated hereunder prior to submission of orders for such services.

          48.3 Each Person whose signature appears below represents and warrants that he or she has authority to bind the Party on whose behalf he or she has executed this Agreement.

49.       COUNTERPARTS

          49.1 This Agreement may be executed in counterparts. Each counterpart shall be considered an original and such counterparts shall together constitute one and the same instrument.

50.       ENTIRE AGREEMENT

          50.1      SBC-12STATE

                    50.1.1 The terms contained in this Agreement and any Appendices, Attachments, Exhibits, Schedules, and Addenda constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written.

          50.2      SNET

                    50.2.1 The terms contained in this Agreement and any Appendices, Attachments, Exhibits, Schedules, Addenda, Commission approved tariffs and other documents or instruments referred to herein and incorporated into this Agreement by reference constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written.

                    SBC-13 STATE RESALE AGREEMENT SIGNATURES

ESSENTIAL.COM. INC.                     ILLINOIS BELL TELEPHONE COMPANY, INDIANA
                                        BELL TELEPHONE COMPANY INCORPORATED,
                                        MICHIGAN BELL TELEPHONE COMPANY, THE
                                        OHIO BELL TELEPHONE COMPANY, AND
                                        WISCONSIN BELL INC. d/b/a AMERITECH
                                        WISCONSIN

                                        By:  SBC Telecommunications, Inc., their
                                             authorized agent.

Signature: /s/ Akhil Garland            Signature: /s/ Larry B. Cooper
           -------------------------               -----------------------------

Name: Akhil Garland                     Name: Larry B. Cooper
      ------------------------------          ----------------------------------
(Print or Type)

Title: CEO                              Title: President - Industry Markets
       -----------------------------
(Print or Type)

Date:  2/24/00                          Date:              FEB 25 2000
       -----------------------------           ---------------------------------

AECN/OCN#
         ---------------------------

                                  APPENDIX DA

                               TABLE OF CONTENTS
1.      INTRODUCTION..........................................................3

2.      SERVICES..............................................................4

3.      DEFINITIONS...........................................................4

4.      BRANDING..............................................................5

5.      DA RATE/REFERENCE INFORMATION.........................................6

6.      RESPONSIBILITIES OF THE PARTIES.......................................7

7.      METHODS AND PRACTICES.................................................8

8.      PRICING ..............................................................8

9.      MONTHLY BILLING ......................................................8

10.     LIABILITY.............................................................8

11.     TERM OF APPENDIX......................................................8

12.     APPLICABILITY OF OTHER RATES, TERMS AND CONDITIONS ...................9

                                   APPENDIX DA
                         (DIRECTORY ASSISTANCE SERVICE)

1.     INTRODUCTION

       1.1 This Appendix sets forth the terms and conditions for Directory Assistance (DA) Services for CLEC provided by the applicable SBC Communications Inc. (SBC) owned Incumbent Local Exchange Carrier
              (ILEC).

       1.2 SBC Communications, Inc. (SBC) means the holding company which owns the following ILECs: Illinois Bell Telephone Company, Indiana Bell Telephone Company Incorporated, Michigan Bell Telephone Company, Nevada Bell Telephone Company, The Ohio Bell Telephone Company, Pacific Bell Telephone Company, The Southern New England Telephone Company, Southwestern Bell Telephone Company and/or Wisconsin Bell, Inc. d/b/a Ameritech Wisconsin.

       1.3 As used herein, SBC-13STATE means the applicable above listed ILECs doing business in Arkansas, California, Connecticut, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas, and Wisconsin.

       1.4 As used herein, SBC-12STATE means the applicable above listed ILECs doing business in Arkansas, California, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas, and Wisconsin.

       1.5 As used herein, SBC-SWBT means the applicable above listed ILEC doing business in Arkansas, Kansas, Missouri, Oklahoma, and Texas.

       1.6 As used herein, SBC-AMERITECH means the applicable above listed ILECs doing business in Illinois, Indiana, Michigan, Ohio, and Wisconsin.

       1.7 As used herein, PACIFIC means the applicable above listed ILEC doing business in California.

       1.8 As used herein, NEVADA means the applicable above listed ILEC doing business in Nevada.

       1.9 As used herein, SNET means the applicable above listed ILEC doing business in Connecticut.

       1.10 The prices at which SBC-13STATE agrees to provide CLEC with Directory Services are contained in the applicable Appendix Pricing and/or the applicable Commissioned ordered tariff.

2.     SERVICES

       2.1 Where technically feasible and/or available, SBC-13STATE will provide the following DA Services:

              2.1.1  DIRECTORY ASSISTANCE (DA)

                     Consists of providing subscriber listing information (name, address, and published telephone number or an indication of "non-published status") where available to CLEC's End Users who dial 411, 1/0+411, 555-1212, 1/0+555-1212, or
                     1/O+NPA-555-1212.

              2.1.2 DIRECTORY ASSISTANCE CALL COMPLETION (DACC) OR EXPRESS CALL COMPLETION (ECC)

                     A service in which a local or an intraLATA call to the requested number is completed on behalf of CLEC's End User, utilizing an automated voice system or with operator assistance.

              2.1.3  DIRECTORY ASSISTANCE NATIONWIDE LISTING SERVICE (NLS)

                     A service in which listed telephone information (name, address, and telephone numbers) is provided for residential, business and government accounts throughout the 50 states to CLEC End Users. CLEC acknowledges that the Federal Communications Commission has issued an order that could affect SBC-12STATE's ability to offer NLS and that SBC-12STATE may have to stop providing NLS at any time. CLEC releases SBC-12STATE from any and all claims, costs, damages, liabilities, losses, and expenses (including reasonable attorney fees), if SBC-12STATE stops providing NLS. CLEC also agrees to indemnify, defend, and hold harmless SBC-12STATE from any and all third party claims, costs, damages, liabilities, losses, and expenses (including reasonable attorney fees), arising from any SBC-12STATE decision to stop providing NLS.

3.     DEFINITIONS

       3.1    The following terms are defined as set forth below:

              3.1.1 "CALL BRANDING" -The procedure of identifying a provider's name audibly and distinctly to the End User at the beginning of each DA Services call.

              3.1.2 "NON-LIST TELEPHONE NUMBER OR DA ONLY TELEPHONE NUMBER" -A telephone number that, at the request of the telephone subscriber, is not published in a telephone directory, but is available from a DA operator.

              3.1.3 "NON-PUBLISHED NUMBER" - A telephone number that, at the request of the telephone subscriber, is neither published in a telephone directory nor available from a DA operator.

              3.1.4 "PUBLISHED NUMBER" - A telephone number that is published in a telephone directory and is available upon request by calling a DA operator.

4.     BRANDING

       4.1 Except where otherwise required by law, CLEC shall not, without SBC-13STATE's prior written authorization, offer the services covered by this Agreement using the trademarks, service marks, trade names, brand names, logos, insignia, symbols or decorative designs of SBC-13STATE or its Affiliates, nor shall CLEC state or imply that there is any joint business association or similar arrangement with SBC-13STATE in the provision of Telecommunications Services to CLEC's End Users.

       4.2    BRANDING REQUIREMENTS

              4.2.1 Where technically feasible and/or available, SBC-13STATE will brand Operator Services (OS) and/or Directory Assistance (DA) in CLEC's name as outlined below:

                     4.2.1.1 Provide its brand at the beginning of each telephone call and before the consumer incurs any charge for the call; and

                     4.2.1.2 Disclose immediately to the consumer, upon request, a quote of its rates or charges for the call.

              4.2.2 Where SBC-13STATE provides CLEC OS and DA services via the same trunk, both OS and DA calls will be branded with the same brand. Since SBC-13STATE's DA and OS utilize the same trunk group, CLEC will receive the same brand for both DA and OS.

              4.2.3 CLEC agrees and warrants that it will provide to SBC-13STATE a name to be used for branding covered by this Agreement that matches the name in which CLEC is certified to provide local Telecommunications Services by the applicable state Commission.

       4.3    CALL BRANDING

              4.3.1 SBC-13STATE will brand OS/DA in CLEC's name based upon the information provided by CLEC and as outlined below:

                     4.3.1.1 SBC-SWBT and SNET - CLEC will provide written
                             specifications of its company name to be used by SBC-SWBT or SNET to create CLEC specific branding announcements for its OS/DA calls in accordance with the process outlined in the Operator Services OS/DA Questionnaire (OSQ). CLEC attests that it has been provided a copy of the OSQ.

                     4.3.1.2 PACIFIC/NEVADA - CLEC will provide recorded
                             announcement(s) of its company name to be used to brand CLEC's OS/DA calls in accordance with the process outlined in the OSQ. CLEC attests that it has been provided a copy of the OSQ.

                     4.3.1.3 SBC-AMERITECH - CLEC will provide written
                             specifications of its company name to be used by SBC-AMERITECH to brand CLEC OS/DA calls, when technically feasible and available, in accordance with the process outlined in the OSQ. CLEC attests that it has been provided a copy of the OSQ.

       4.4    Branding Load Charges:

              4.4.1 SBC-SWBT - An initial non-recurring charge applies per state, per brand, per Operator assistance switch for the establishment of CLEC specific branding. An additional non-recurring charge applies per state, per brand, per Operator assistance switch for each subsequent change to the branding announcement. In addition, a per call charge applies for every OS/DA call handled by SBC-SWBT on behalf of CLEC when multiple brands are required on a single Operator Services trunk. These charges are set forth in Appendix Pricing under the "Other (Resale)" category.

              4.4.2 PACIFIC/NEVADA/SNET - An initial non-recurring charge applies per state, per brand, per Operator assistance switch for the establishment of CLEC specific branding. An additional non-recurring charge applies per state, per brand, per Operator assistance switch for each subsequent change to branding announcement. These charges are set forth in Appendix Pricing under the "Other (Resale)" category.

5.     DA RATE/REFERENCE INFORMATION

       5.1 CLEC will furnish DA Rate and Reference Information in a mutually agreed to format or media thirty (30) calendar days in advance of the date when the DA Services are to be undertaken.

       5.2 CLEC will inform SBC-13STATE, in writing, of any changes to be made to such Rate/Reference Information fourteen calendar days prior to the effective

              Rate/Reference change date. CLEC acknowledges that it is responsible to provide SBC-13STATE updated Rate/Reference Information in advance of when the Rate/Reference Information is to become effective.

       5.3 An initial non-recurring charge will apply per state, per Operator assistance switch for loading of CLEC's DA Rate/Reference Information. An additional non-recurring charge will apply per state, per Operator assistance switch for each subsequent change to either CLEC's DA Services Rate or Reference Information. These charges are set forth in Appendix Pricing under the "Other (Resale)" category.

       5.4 When an SBC-13STATE Operator receives a rate request from a CLEC End User, where technically feasible and available, SBC-13STATE will quote the applicable DA rates as provided by the CLEC.

              5.4.1 PACIFIC/NEVADA/SBC-AMERITECH - In the interim, when an Operator receives a rate request from a CLEC End User, PACIFIC/NEVADA/SBC-AMERITECH will transfer the CLEC End User to a customer care number specified by the CLEC on the OSQ. When PACIFIC/NEVADA/SBC-AMERITECH has the capability to quote specific CLEC rates and reference information, the Parties agree that the transfer option will be eliminated.

6.     RESPONSIBILITIES OF THE PARTIES

       6.1 CLEC agrees that due to customer quality and work force schedule issues, SBC-13STATE will be the sole provider of DA Services for CLEC's local serving area(s).

       6.2 CLEC will furnish to SBC-13STATE a completed OSQ thirty (30) calendar days in advance of the date when the DA Services are to be undertaken.

       6.3 CLEC will provide SBC-13STATE updates to the OSQ fourteen (14) calendar days in advance of the date when changes are to become effective.

       6.4 CLEC agrees that SBC-13STATE may utilize CLEC's End User's listings contained in SBC-13STATE directory assistance database in providing existing and future SBC-13STATE directory assistance or DA related services.

       6.5 CLEC further agrees that SBC-13STATE can release CLEC's directory assistance listings stored in SBC-13STATE directory assistance database to competing providers.

7.     METHODS AND PRACTICES

       7.1 SBC-13STATE will provide DA Services to CLEC's End Users in accordance with SBC-13STATE DA methods and practices that are in effect at the time the DA call is made, unless otherwise agreed in writing by both parties.

8.     PRICING

       8.1 Subject to any blocking that may be ordered by CLEC for its End Users, to the extent Directory Assistance (DA) services are provided to SBC-13STATE End Users, SBC-13STATE shall provide CLEC's End Users access to SBC-13STATE Directory Assistance services. CLEC shall pay SBC-13STATE the charges attributable to Directory Assistance services utilized by CLEC's End Users. Discounts associated with utilization of Directory Assistance Services are set forth in Appendix Pricing and/or the applicable Commission ordered tariff.

9.     MONTHLY BILLING

       9.1 For information regarding billing, non-payment, disconnection, and dispute resolution, see the General Terms and Conditions of this Agreement.

       9.2 SBC-13STATE will accumulate and provide CLEC DA usage data on CLEC's monthly bill for CLEC to bill its End Users.

10.    LIABILITY

       10.1 The provisions set forth in the General Terms and Conditions of this Agreement, including but not limited to those relating to limitation of liability and indemnification, shall govern performance under this Appendix.

       10.2 CLEC also agrees to release, defend, indemnify, and hold harmless SBC-13STATE from any claim, demand or suit that asserts any infringement or invasion of privacy or confidentiality of any person or persons caused or claimed to be caused, directly, or indirectly, by SBC-13STATE employees and equipment associated with provision of DA Services, including but not limited to suits arising from disclosure of the telephone number, address, or name associated with the telephone called or the telephone used to call DA Services.

11.    TERM OF APPENDIX

       11.1 This Appendix will continue in force for the length of the Resale Agreement, but no less than twelve (12) months. At the expiration of the term of the Resale Agreement to which this Appendix is attached, or twelve months, which ever occurs later, either Party may terminate this Appendix upon one hundred-twenty (120) calendar days written notice to the other Party.

       11.2 If CLEC terminates this Appendix prior to the expiration of the term of this Appendix, CLEC shall pay SWBT, within thirty (30) days of the issuance of any bills by SBC-13STATE, all amounts due for actual services provided under this Appendix, plus estimated monthly charges for the unexpired portion of the term. Estimated charges will be based on an average of the actual monthly service provided by SBC-13STATE pursuant to this Appendix prior to its termination.

12.    APPLICABILITY OF OTHER RATES, TERMS AND CONDITIONS

       12.1 Every resale service provided hereunder, shall be subject to all rates, terms and conditions contained in this Agreement which are legitimately related to such resale service. Without limiting the general applicability of the foregoing, the following terms and conditions of the General Terms and Conditions are specifically agreed by the Parties to be legitimately related to, and to be applicable to, each resale service provided hereunder: introduction, definitions, interpretation, construction and severability; description and charges of service; notice of changes; general responsibilities of the Parties; effective date, term and termination; fraud by end users; deposits; billing and payment of charges; nonpayment and procedures for disconnection; services; additional terms applicable to resale of services; ancillary services; network and service order conditions; dispute resolution; audits; responsibilities of SWBT; disclaimer of representations and warranties; limitation of liability; responsibilities of CLEC; indemnification; remedies; intellectual property; notices; publicity and use of trademarks or service marks; no license; confidentiality; intervening law; governing law; regulatory approval; changes in End User local exchange service provider selection; compliance and certification; law enforcement; no third party beneficiaries; disclaimer of agency; relationship of the Parties/independent contractor; subcontracting; delegation to affiliate; assignment; force majeure; taxes; non-waiver; customer inquiries; expenses; conflicts of interest; survival; appendices incorporated by reference; authority; counterparts; amendments and modifications; and entire agreement.

                         APPENDIX FCC MERGER CONDITIONS

                               TABLE OF CONTENTS
1.      MERGER CONDITIONS.....................................................3

2.      DEFINED TERMS; DATES OF REFERENCE ....................................4

3.      INTENTIONALLY LEFT BLANK .............................................4

4.      OSS: CHANGE MANAGEMENT PROCESS .......................................4

5.      OSS: ELIMINATION OF CERTAIN FLAT-RATE MONTHLY CHARGES ................4

6.      INTENTIONALLY LEFT BLANK .............................................5

7.      INTENTIONALLY LEFT BLANK .............................................5

8.      PROMOTIONAL DISCOUNTS ON RESALE ......................................5

9.      INTENTIONALLY LEFT BLANK .............................................5

10.     INTENTIONALLY LEFT BLANK .............................................5

11.     ALTERNATE DISPUTE RESOLUTION .........................................6

12.     CONFLICTING CONDITIONS ...............................................6

13.     SUSPENSION OF CONDITIONS .............................................6

14.     INTENTIONALLY LEFT BLANK .............................................6

15.     PROMOTIONAL PAYMENT PLAN FOR UNE AND RESALE-OHIO AND
        ILLINOIS ONLY ........................................................6

                             APPENDIX MERGER CONDITIONS

1.     MERGER CONDITIONS

       1.1 For purposes of this Appendix only SBC-13STATE is defined as one of the following ILECs as appropriate to the underlying Agreement (without reference to this Appendix) in those geographic areas where the referenced SBC owned Company is the ILEC: Illinois Bell Telephone Company, Indiana Bell Telephone Company Incorporated, Michigan Bell Telephone Company, Nevada Bell Telephone Company, The Ohio Bell Telephone Company, Pacific Bell Telephone Company, The Southern New England Telephone Company, Southwestern Bell Telephone Company, and/or Wisconsin Bell, Inc. d/b/a Ameritech Wisconsin.

              1.1.1 As used herein, SBC-AMERITECH means the applicable listed ILEC(s) doing business in Illinois, Indiana, Michigan, Ohio and Wisconsin

              1.1.2 As used herein, SBC-13STATE means an ILEC doing business in Arkansas, California, Connecticut, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas and Wisconsin.

              1.1.3 As used herein, SBC-8STATE means an ILEC doing business in Arkansas, California, Connecticut, Kansas, Missouri, Nevada, Oklahoma, Texas.

       1.2 SBC-13STATE will provide to CLEC certain items as set out in the Conditions for FCC Order Approving SBC/AMERITECH Merger, CC Docket No. 98-141 (FCC Merger Conditions), including certain carrier-to-carrier promotions for use by CLEC to provision local service to residential end user customers on terms and conditions described in the FCC Merger Conditions, an alternative dispute resolution ("ADR") process designed to resolve carrier-to-carrier disputes before such disputes become formal complaints before the Commission and other items as specified herein.

       1.3 The Parties agree to abide by and incorporate by reference into this Appendix the FCC Merger Conditions.

       1.4 This Appendix terminates the earlier of (1) the date this Agreement itself terminates without reference to this Appendix or
              (2) the date SBC-13STATE obligations cease under the FCC Merger Conditions

2.     DEFINED TERMS; DATES OF REFERENCE

       2.1 Unless otherwise defined in this Appendix, capitalized terms shall have the meanings assigned to such terms in the Agreement without reference to this Appendix and in the FCC Merger Conditions.

       2.2 For purposes of calculating the intervals set forth in the FCC Merger Conditions concerning carrier to carrier promotions:

              2.2.1  the Merger Closing Date is October 8, 1999; and

              2.2.2  the Offering Window begins November 7, 1999.

       2.3 "FCC Merger Conditions" means the Conditions for FCC Order Approving SBC/Ameritech Merger, CC Docket No. 98-141.

3.     INTENTIONALLY LEFT BLANK

4.     OSS: CHANGE MANAGEMENT PROCESS

       4.1 Upon request by CLEC, within one month of the Merger Closing Date, SBC-13STATE and CLEC shall begin to negotiate along with other interested CLECs a uniform change management process for implementation in the SBC-13STATE Service-Area to the extent required by paragraph 32 of the FCC Merger Conditions. For purposes of this Paragraph, "change management process" means the documented process that SBC-13STATE and the CLECs follow to facilitate communication about OSS changes, new interfaces and retirement of old interfaces, as well as the implementation timeframes; which includes such provisions as a 12-month developmental view, release announcements, comments and reply cycles, joint testing processes and regularly scheduled change management meetings. SBC-13STATE will follow the uniform change management process agreed upon with interested CLECs.

5.     OSS: ELIMINATION OF CERTAIN FLAT-RATE MONTHLY CHARGES

       5.1 Effective with the first billing cycle that begins after the Merger Closing date, SBC-13STATE hereby eliminates in the SBC-13STATE Service Area, on a going-forward basis, all flat-rate monthly charges for access to the Remote Access Facility and the Information Services Call Center. The intent of this Paragraph is to eliminate the flat-rate monthly charges (amounting to approximately $3600 per month per CLEC per State) that SBC-13STATE charged CLECs prior to the Merger Closing Date. Effective with the first billing cycle that begins after the Merger Closing date, SBC-13STATE also hereby eliminates in the SBC-13STATE Service Area, on a going-forward basis, any flat-rate monthly charges for access to standard, non-electronic order processing facilities that are used for orders of 30 lines or less. This Paragraph does not limit SBC-13STATE's right to charge CLEC for the cost of processing service orders received by electronic or non-electronic means, whether on an electronic or non-electronic basis; to charge CLEC for the cost of providing loop make-up information, or to recover the costs of developing and providing OSS through the pricing of UNEs or resold services, in accordance with applicable federal and state pricing requirements

6.     INTENTIONALLY LEFT BLANK

7.     INTENTIONALLY LEFT BLANK

8.     PROMOTIONAL DISCOUNTS ON RESALE

       8.1 SBC-13STATE will provide CLEC promotional resale discounts on telecommunications services that SBC-13STATE provides at retail to subscribers who are not telecommunications carriers, where such services are resold to residential end user customers at the rates and on the terms and conditions set forth in the FCC Merger Conditions for the period specified therein. Such provision of promotional resale discounts is subject to CLEC's qualification and compliance with the provisions of the FCC Merger Conditions.

       8.2 If CLEC does not qualify for the promotional resale discounts set forth in the FCC Merger Conditions, SBC-13STATE's provision, if any, and CLEC's payment for promotional resale discounts shall continue to be governed by Appendix Resale as currently contained in the Agreement without reference to this Appendix. Unless SBC receives thirty (30) days advance written notice with instructions to terminate service provided via a Promotional discount on resale or to convert such service to an available alternative service provided by SBC-13STATE, then upon expiration of any Promotional discount, the service shall automatically convert to an appropriate SBC-13STATE product/service offering pursuant to the terms and conditions of the Agreement or, in the absence of terms and conditions in the Agreement, the applicable tariff. Where there are no terms for such offering in the Agreement without reference to this Appendix and there is no applicable tariff, the Parties shall meet within 30 days of a written request to do so to negotiate mutually acceptable rates, terms and conditions that shall apply retroactively. If the Parties are unable to reach agreement within 60 days of the written request to negotiate, any outstanding disputes shall be handled in accordance with the Dispute Resolution procedures in the Agreement.

9.     INTENTIONALLY LEFT BLANK

10.    INTENTIONALLY LEFT BLANK

11.    ALTERNATE DISPUTE RESOLUTION

       11.1 In addition to the foregoing, upon CLEC's request, the Parties shall adhere to and implement, as applicable, the Alternative Dispute Resolution guidelines and procedures described in the FCC Merger Conditions including Attachment D.

12.    CONFLICTING CONDITIONS

       12.1 If any of the FCC Merger Conditions in this Appendix and conditions imposed in connection with the merger under state law grant similar rights against SBC-13STATE, CLEC shall not have a right to invoke the relevant terms of these FCC Merger Conditions in this Appendix if CLEC has invoked substantially related conditions imposed on the merger under state law in accordance the FCC Merger Conditions.

13.    SUSPENSION OF CONDITIONS

       13.1 If the FCC Merger Conditions are overturned or any of the provisions of the FCC Merger Conditions that are incorporated herein by reference are amended or modified as a result of any order or finding by the FCC, a court of competent jurisdiction or other governmental and/or regulatory authority, any impacted promotional discounts and other provision described in this Appendix shall be automatically and without notice suspended as of the date of such termination or order or finding and shall not apply to any product or service purchased by CLEC or provisioned by SBC-13STATE after the date of such termination or order or finding. Thereafter, SBC-13STATE's continued provision and CLEC's payment for any service or item originally ordered or provided under this Appendix shall be governed by the rates, terms, and conditions as currently contained in the Agreement without reference to this Appendix. In the event that the FCC changes, modifies, adds or deletes any of the FCC Merger Conditions set forth herein, the Parties agree that the FCC's final order controls and takes precedence over the FCC Merger Conditions set forth herein.

14.    INTENTIONALLY LEFT BLANK

15.    PROMOTIONAL PAYMENT PLAN FOR UNE AND RESALE--OHIO AND ILLINOIS ONLY

       15.1 SBC-AMERITECH will provide, in the states of Ohio and Illinois, a promotional eighteen (18) month installment payment option to CLECs for the payment of non-recurring charges associated with the purchase of unbundled Network Elements used in the provision of residential services and the resale of services used in the provision of residential services.

       15.2 SBC-AMERITECH will provide, in the states of Ohio and Illinois, a promotional payment plan option to CLECs for the payment of non-recurring charges associated with the purchase of unbundled Network Elements used in the provision of residential services and the resale of services used in the provision of residential services. The promotion is available on the terms and conditions set forth in the Ameritech - Ohio and Illinois Merger Conditions for the period specified therein. Such provision of the promotional payment plan is subject to CLEC's qualification and compliance with the provisions of the Ameritech - Ohio and Illinois Merger Conditions.

                                  APPENDIX OS

                               TABLE OF CONTENTS

1.       INTRODUCTION ........................................................3

2.       SERVICES ............................................................4

3.       DEFINITIONS .........................................................4

4.       BRANDING ............................................................6

5.       OS RATE/REFERENCE INFORMATION .......................................8

6.       INTRALATA MESSAGE RATING ............................................8

7.       HANDLING OF EMERGENCY CALLS TO OPERATOR .............................9

8.       RESPONSIBILITIES OF THE PARTIES .....................................9

9.       METHODS AND PRACTICES ...............................................9

10.      PRICING..............................................................9

11.      MONTHLY BILLING ....................................................10

12.      LIABILITY ..........................................................10

13.      TERM OF APPENDIX ...................................................10

14.      APPLICABILITY OF OTHER RATES, TERMS AND CONDITIONS .................10

                                   APPENDIX OS
                               (OPERATOR SERVICES)

1.     INTRODUCTION

       1.1 This Appendix sets forth the terms and conditions for Operator Services (OS) provided by the applicable SBC Communications Inc.
              (SBC) owned Incumbent Local Exchange Carrier (ILEC).

       1.2 SBC Communications Inc. (SBC) means the holding company which owns the following ILECs: Illinois Bell Telephone Company, Indiana Bell Telephone Company Incorporated, Michigan Bell Telephone Company, Nevada Bell Telephone Company, The Ohio Bell Telephone Company, Pacific Bell Telephone Company, The Southern New England Telephone Company, Southwestern Bell Telephone Company and/or Wisconsin Bell, Inc. d/b/a Ameritech Wisconsin.

       1.3 As used herein, SBC-13STATE means the applicable above listed ILECs doing business in Arkansas, California, Connecticut, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas, and Wisconsin.

       1.4 As used herein, SBC-12STATE means the applicable above listed ILECs doing business in Arkansas, California, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas, and Wisconsin.

       1.5 As used herein, SBC-10STATE means the applicable above listed ILECs doing business in Arkansas, Illinois, Indiana, Kansas, Michigan, Missouri, Ohio, Oklahoma, Texas, and Wisconsin.

       1.6 As used herein, SBC-8STATE means the applicable above listed ILECs doing business in Arkansas, California, Connecticut, Kansas, Missouri, Nevada, Oklahoma, and Texas.

       1.7 As used herein, SBC-7STATE means the applicable above listed ILECs doing business in Arkansas, California, Kansas, Missouri, Nevada, Oklahoma, and Texas.

       1.8 As used herein, SBC-SWBT means the applicable above listed ILEC doing business in Arkansas, Kansas, Missouri, Oklahoma, and Texas.

       1.9 As used herein, SBC-AMERITECH means the applicable above listed ILECs doing business in Illinois, Indiana, Michigan, Ohio, and Wisconsin.

       1.10 As used herein, SBC-2STATE means the applicable above listed ILECs doing business in California and Nevada.

       1.11 As used herein, SNET means the applicable above listed ILEC doing business in Connecticut.

       1.12 As used herein, PACIFIC means the applicable above listed ILEC doing business in California.

       1.13 As used herein, NEVADA means the applicable above listed ILEC doing business in Nevada.

2.     SERVICES

       2.1 Where technically feasible and/or available, SBC-13STATE will provide the following OS:

              2.1.1  FULLY AUTOMATED CALL PROCESSING

                     Allows the caller to complete a call utilizing equipment without the assistance of an SBC-13STATE operator, hereafter called "Operator."

                     2.1.1.1 SBC-10STATE and PACIFIC - This allows the caller
                             the option of completing calls through an Automated Alternate Billing System (AABS). Automated functions can only be activated from a touch-tone telephone. Use of a rotary telephone or failure or slow response by the caller to the audio prompts will bridge the caller to an Operator for assistance.

                     2.1.1.2 NEVADA - This allows the caller the option of
                             billing calling card calls through a Mechanized Calling Card Service (MCCS). Automated functions can only be activated from a touch-tone telephone.

              2.1.2  OPERATOR-ASSISTED CALL PROCESSING

                     2.1.2.1 Allows the caller to complete a call by receiving
                             assistance from an Operator.

3.     DEFINITIONS

       3.1 FULLY AUTOMATED CALL PROCESSING - Where technically feasible and/or available, SBC-13STATE can support the following fully automated call types as outlined below:

              3.1.1  FULLY AUTOMATED CALLING CARD SERVICE.

                     3.1.1.1 SBC-13STATE -This service is provided when the
                             caller dials zero ("0"), plus the desired telephone number and the calling card number to which the call is to be charged. The call is completed without the assistance of an Operator. An authorized calling card for the purpose of this Appendix, is one for which billing validation can be performed.

              3.1.2 Fully Automated Collect and Bill to Third Number Services or Mechanized Calling Card System

                     3.1.2.1 SBC-12STATE - The caller dials zero (0) plus the
                             telephone number desired, and selects the Collect or Bill To Third Number billing option as instructed by the automated equipment. The call is completed without the assistance of an Operator.

              3.1.3 SBC-8STATE will treat the following situations as Fully Automated service:

                     3.1.3.1 When the caller identifies himself or herself as
                             disabled.

                     3.1.3.2 When the caller reports trouble on the network.

                     3.1.3.3 When the Operator reestablishes an interrupted
                             call.

       3.2 OPERATOR-ASSISTED CALL PROCESSING - Where technically feasible and/or available, SBC-13STATE will support the following Operator-assisted call types for CLEC:

              3.2.1 SEMI-AUTOMATED CALLING CARD SERVICE. A service provided when the caller dials zero (0) plus the telephone number desired and the calling card number to which the call is to be charged. The call is completed with the assistance of an Operator. An authorized calling card for the purpose of this Appendix, is one for which SBC-13STATE can perform billing validation.

              3.2.2 SEMI-AUTOMATED COLLECT AND BILL TO THIRD NUMBER SERVICES. The caller dials zero (0) plus the telephone number desired, and selects the Collect or Bill To Third Number billing option as instructed by the automated equipment. The call is completed with the assistance of an Operator.

              3.2.3 Semi-Automated Person-To-Person Service. A service in which the caller dials zero (0) plus the telephone number desired and asks the Operator for assistance in reaching a particular person, or a particular PBX station, department or office to be reached through a PBX attendant. This service applies even if the caller agrees, after the connection is established, to speak to any party other than the party previously specified.

          3.2.4 OPERATOR HANDLED SERVICES. Services provided when the caller dials zero (0) for Operator assistance in placing a sent paid, calling card, collect, third number or person to person call.

          3.2.5 LINE STATUS VERIFICATION. A service in which the Operator, upon request, will check the requested line for conversation in progress and advise the caller.

          3.2.6 BUSY LINE INTERRUPT. A service in which the caller asks the Operator to interrupt a conversation in progress, to determine if one of the parties is willing to speak to the caller requesting the interrupt. Busy Line Interrupt service applies even if no conversation is in progress at the time of the interrupt attempt, or when the parties interrupted refuse to terminate the conversation in progress.

          3.2.7 OPERATOR TRANSFER SERVICE. A service in which the local caller requires Operator Assistance for completion of a call terminating outside the originating LATA.

4.        BRANDING

          4.1 Except where otherwise required by law, CLEC shall not, without SBC-13STATE's prior written authorization, offer the services covered by this Agreement using the trademarks, service marks, trade names, brand names, logos, insignia, symbols or decorative designs of SBC-13STATE or its Affiliates, nor shall CLEC state or imply that there is any joint business association or similar arrangement with SBC-13STATE in the provision of Telecommunications Services to CLEC's End Users.

          4.2       Branding Requirements

                    4.2.1 Where technically feasible and/or available, SBC-13STATE will brand Operator Services (OS) and/or Directory Assistance (DA) in CLEC's name as outlined below:

                              4.2.1.1 Provide its brand at the beginning of each telephone call and before the consumer incurs any charge for the call; and

                              4.2.1.2 Disclose immediately to the consumer, upon request, a quote of its rates or charges for the call.

                                                       APPENDIX OS - SBC-13STATE
                                                                    PAGE 7 OF 11
                                                 SBC-13STATE/essential.com, INC.
                                                                          010700

          4.2.2 Where SBC-13STATE provides CLEC OS and DA services via the same trunk, both OS and DA calls will be branded with the same brand. Since SBC-13STATE's DA and OS utilize the same trunk group, CLEC will receive the same brand for both DA and OS.

          4.2.3 CLEC agrees and warrants that it will provide to SBC-13STATE a name to be used for branding covered by this Agreement that matches the name in which CLEC is certified to provide local Telecommunications Services by the applicable state Commission.

4.3       CALL BRANDING

          4.3.1 SBC-13STATE will brand OS/DA in CLEC's name based upon the information provided by CLEC and as outlined below:

                    4.3.1.1 SBC-SWBT and SNET - CLEC will provide written specifications of its company name to be used by SBC-SWBT or SNET to create CLEC specific branding announcements for its OS/DA calls in accordance with the process outlined in the Operator Services OS/DA Questionnaire (OSQ). CLEC attests that it has been provided a copy of the OSQ.

                    4.3.1.2 PACIFIC/NEVADA - CLEC will provide recorded announcement(s) of its company name to be used to brand CLEC's OS/DA calls in accordance with the process outlined in the OSQ. CLEC attests that it has been provided a copy of the OSQ.

                    4.3.1.3 SBC-AMERITECH - CLEC will provide written specifications of its company name to be used by SBC-AMERITECH to brand CLEC OS/DA calls, when technically feasible and available, in accordance with the process outlined in the OSQ. CLEC attests that it has been provided a copy of the OSQ.

4.4       Branding Load Charges:

          4.4.1 SBC-SWBT- An initial non-recurring charge applies per state, per brand, per Operator assistance switch for the establishment of CLEC specific branding. An additional non-recurring charge applies per state, per brand, per Operator assistance switch for each subsequent change to the branding announcement. In addition, a per call charge applies for every OS/DA call handled by SBC-SWBT on behalf of CLEC when multiple brands are required on a single Operator Services trunk. These charges are set forth in Appendix Pricing under the "Other (Resale)" category.

          4.4.2 PACIFIC/NEVADA/SNET - An initial non-recurring charge applies per state, per brand, per Operator assistance switch for the establishment of CLEC specific branding. An additional non-recurring charge applies per state, per brand, per Operator assistance switch for each subsequent change to branding announcement. These charges are set forth in Appendix Pricing under the "Other (Resale)" category.

5.        OS RATE/REFERENCE INFORMATION

          5.1 CLEC will furnish OS Rate and Reference Information in a mutually agreed to format or media thirty (30) calendar days in advance of the date when the OS Services are to be undertaken.

          5.2 CLEC will inform SBC-13STATE, in writing, of any changes to be made to such Rate/Reference Information fourteen calendar days prior to the effective Rate/Reference change date. CLEC acknowledges that it is responsible to provide SBC-13STATE updated Rate/Reference Information in advance of when the Rate/Reference Information is to become effective.

          5.3 An initial non-recurring charge will apply per state, per Operator assistance switch for loading of CLEC's OS Rate/Reference Information. An additional non-recurring charge will apply per state, per Operator assistance switch for each subsequent change to either CLEC's OS Services Rate or Reference Information. These charges are set forth in Appendix Pricing under the "Other (Resale)" category.

          5.4 When an SBC-13STATE Operator receives a rate request from a CLEC End User, where technically feasible and available, SBC-13STATE will quote the applicable OS rates as provided by the CLEC.

                    5.4.1 PACIFIC/NEVADA/SBC-AMERITECH- In the interim, when an Operator receives a rate request from a CLEC End User, PACIFIC/NEVADA/SBC-AMERITECH will transfer the CLEC End User to a customer care number specified by the CLEC on the OSQ. When PACIFIC/NEVADA/SBC-AMERITECH has the capability to quote specific CLEC rates and reference information, the Parties agree that the transfer option will be eliminated.

6.        INTRALATA MESSAGE RATING

          6.1 SBC-SWBT - Upon request, CLEC may opt to purchase intraLATA Message Rating Service. This service provides the message rating function on all SBC-SWBT Operator assisted intraLATA calls. With this service, SBC-SWBT will compute the applicable charges for each message based on CLEC's schedule of rates provided to SBC-SWBT.

7.        HANDLING OF EMERGENCY CALLS TO OPERATOR

          7.1 SBC-13STATE asks a caller placing an emergency call to Operator for the name of his/her community and attempts to transfer the caller to the appropriate emergency agency for the caller's area. When the caller is unable to provide the name of his/her community, SBC-13 STATE transfers the caller to a default emergency agency number. When the assistance of another Carrier's operator is required, SBC-13STATE will attempt to reach the appropriate operator if the network facilities for inward assistance exist. CLEC agrees to indemnify, defend, and hold harmless SBC-13STATE from any and all actions, claims, costs, damages, lawsuits, liabilities, losses and expenses, including reasonable attorney fees, arising from any misdirected calls.

8.        RESPONSIBILITIES OF THE PARTIES

          8.1       CLEC agrees that due to quality of service and work force
                    schedule issues, SBC-13STATE will be the sole provider of OS for CLEC's local serving area(s).

          8.2       CLEC will furnish to SBC-13STATE a completed OSQ, thirty
                    (30) calendar days in advance of the date when the OS are to be undertaken.

          8.3       CLEC will provide SBC-13STATE updates to the OSQ fourteen
                    (14) calendar days in advance of the date when changes are to become effective.

9.        METHODS AND PRACTICES

          9.1 SBC-13STATE will provide OS to CLEC's End Users in accordance with SBC-13STATE OS methods and practices that are in effect at the time the OS call is made, unless otherwise agreed in writing by both Parties.

10.       PRICING

          10.1 Subject to any blocking that may be ordered by CLEC for its End Users, SBC-13STATE will provide access to Operator Services (OS) to CLEC's End Users to the same extent it provides OS to its own End Users. CLEC shall pay the charges associated with the utilization of OS by CLEC's End Users. Discounts associated with the utilization of OS are set forth in Appendix Pricing and/or the applicable Commission ordered tariff.

11.       MONTHLY BILLING

          11.1 For information regarding billing, non-payment, disconnection, and dispute resolution, see the General Terms and Conditions of this Agreement.

          11.2 SBC-13STATE will accumulate and provide CLEC OS usage data on CLEC's monthly bill for CLEC to bill its End Users.

12.       LIABILITY

          12.1 The provisions set forth in the General Terms and Conditions of this Agreement, including but not limited to those relating to limitation of liability and indemnification, shall govern performance under this Appendix.

          12.2 CLEC also agrees to release, defend, indemnify, and hold harmless SBC-13STATE from any claim, demand or suit that asserts any infringement or invasion of privacy or confidentiality of any person or persons caused or claimed to be caused, directly, or indirectly, by SBC-13STATE employees and equipment associated with provision of the OS Services, including but not limited to suits arising from disclosure of the telephone number, address, or name associated with the telephone called or the telephone used to call Operator Services.

13.       TERM OF APPENDIX

          13.1 This Appendix will continue in force for the length of the Resale Agreement, but no less than twelve (12) months. At the expiration of the term of the Resale Agreement to which this Appendix is attached, or twelve months, which ever occurs later, either Party may terminate this Appendix upon one hundred-twenty (120) calendar days written notice to the other Party.

          13.2 If CLEC terminates this Appendix prior to the expiration of the term of this Appendix, CLEC shall pay SBC-13STATE, within thirty (30) days of the issuance of any bills by SBC-13STATE, all amounts due for actual services provided under this Appendix, plus estimated monthly charges for the unexpired portion of the term. Estimated charges will be based on an average of the actual monthly service provided by SBC-13STATE pursuant to this Appendix prior to its termination.

14.       APPLICABILITY OF OTHER RATES, TERMS AND CONDITIONS

          14.1 Every resale service provided hereunder, shall be subject to all rates, terms and conditions contained in this Agreement which are legitimately related to such resale service. Without limiting the general applicability of the foregoing, the following terms and conditions of the General Terms and Conditions are specifically agreed by the Parties to be legitimately related to, and to be applicable to, each resale service provided hereunder: introduction, definitions, interpretation, construction and severability; description and charges of service; notice of changes; general responsibilities of the Parties; effective date, term and termination; fraud by end users; deposits; billing and payment of charges; nonpayment and procedures for disconnection; services; additional terms applicable to resale of services; ancillary services; network and service order conditions; dispute resolution; audits; responsibilities of SWBT; disclaimer of representations and warranties; limitation of liability; responsibilities of CLEC; indemnification; remedies; intellectual property; notices; publicity and use of trademarks or service marks; no license; confidentiality; intervening law; governing law; regulatory approval; changes in End User local exchange service provider selection; compliance and certification; law enforcement; no third party beneficiaries; disclaimer of agency; relationship of the Parties/independent contractor; subcontracting; delegation to affiliate; assignment; force majeure; taxes; nonwaiver; customer inquiries; expenses; conflicts of interest; survival; appendices incorporated by reference; authority; counterparts; amendments and modifications; and entire agreement.

                              APPENDIX OSS-RESALE


                               TABLE OF CONTENTS

1.   INTRODUCTION................................................................................3

2.   DEFINITIONS.................................................................................4

3.   GENERAL CONDITIONS .........................................................................4

4.   PRE-ODERING.................................................................................8

5.   ORDERING/PROVISIONING .....................................................................12

6.   MAINTENANCE/REPAIR.........................................................................18

7.   BILLING....................................................................................19

8.   REMOTE ACCESS FACILITY.....................................................................20

9.   OPERATIONAL READINESS TEST (ORT) FOR ORDERING/PROVISIONING

     AND REPAIR/MAINTENANCE INTERFACES..........................................................21

10.  MISCELLANEOUS CHARGES......................................................................22

11.  EFFECTIVE DATE, TERM.......................................................................23

12.  APPLICABILITY OF OTHER RATES, TERMS AND CONDITIONS......................................   23

                                  APPENDIX OSS
                (ACCESS TO OPERATIONS SUPPORT SYSTEMS FUNCTIONS)

1.        INTRODUCTION

          1.1 This Appendix sets forth terms and conditions for nondiscriminatory access to Operations Support Systems (OSS) "functions" to CLEC for pre-ordering, ordering, provisioning, maintenance/repair, and billing provided by the applicable SBC Communications Inc. (SBC) owned Incumbent Local Exchange Carrier (ILEC) and CLEC.

          1.2 SBC Communications Inc. (SBC) means the holding company which owns the following ILECs: Illinois Bell Telephone Company, Indiana Bell Telephone Company Incorporated, Michigan Bell Telephone Company, Nevada Bell Telephone Company, The Ohio Bell Telephone Company, Pacific Bell Telephone Company, The Southern New England Telephone Company, Southwestern Bell Telephone Company and/or Wisconsin Bell, Inc. d/b/a Ameritech Wisconsin.

          1.3 SBC-13STATE - As used herein, SBC-13STATE means the applicable above listed ILEC(s) doing business in Arkansas, California, Connecticut, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas, and Wisconsin.

          1.4 SBC-12STATE - As used herein, SBC-12STATE means the applicable above listed ILEC(s) doing business in Arkansas, California, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas, and Wisconsin.

          1.5 SBC-8STATE - As used herein, SBC-8STATE means an applicable above listed ILEC(s) doing business in Arkansas, California, Connecticut, Kansas, Missouri, Nevada, Oklahoma, and Texas.

          1.6 SBC-7STATE - As used herein, SBC-7STATE means the applicable above listed ILEC(s) doing business in Arkansas, California, Kansas, Missouri, Nevada, Oklahoma, and Texas.

          1.7 SBC-SWBT As used herein, SBC-SWBT means the applicable above listed ILEC(s) doing business in Arkansas, Kansas, Missouri, Oklahoma, and Texas.

          1.8 SBC-AMERITECH - As used herein, SBC-AMERITECH means the applicable above listed ILEC(s) doing business in Illinois, Indiana, Michigan, Ohio, and Wisconsin.

          1.9 PACIFIC -As used herein, PACIFIC means the applicable above listed ILEC doing business in California.

          1.10 NEVADA - As used herein, NEVADA means the applicable above listed ILEC doing business in Nevada.

          1.11 SNET - As used herein, SNET means the applicable above listed ILEC doing business in Connecticut.

          1.12 SBC-13STATE has established performance measurements to illustrate nondiscriminatory access. These measurements are represented in Appendix Performance Measurements.

2.        DEFINITIONS

          2.1 "LSC" means (i) the Local Service Center (LSC) for SWBT, PACIFIC, and NEVADA; (ii) Local Exchange Carrier Center
                    (LECC) for SNET; and (iii) Information Industry Service Center (IISC) for SBC-AMERITECH.

          2.2 "LOC" means (i) the Local Operations Center (LOC) for SWBT, PACIFIC, NEVADA, and SNET; and (ii) the Customer Response Unit (CRU) for SBC-AMERITECH.

3.        GENERAL CONDITIONS

          3.1 Resale functions will be accessible via electronic interface(s), as described herein, where such functions are available. The Parties agree that electronic order processing is more efficient than manual order processing. During implementation the Parties will negotiate a threshold volume of orders after which electronic ordering is required. Once CLEC is submitting more than the agreed to threshold amount, but not later than twelve (12) months from the Effective Date of this Agreement, CLEC will no longer submit orders manually (and SBC-13 STATE shall not be required to accept and process orders manually) except when the electronic order processing is unavailable for a substantial period of time, or where a given order cannot be processed electronically.

          3.2       PROPER USE OF OSS INTERFACES:

                    3.2.1 For SBC-7STATE, CLEC agrees to utilize SBC-7STATE electronic interfaces, as described herein, only for the purposes of establishing and maintaining Resale Services through SBC-7STATE. In addition, CLEC agrees that such use will comply with the summary of SBC-7STATE's Operating Practice No. 113, Protection of Electronic Information, titled "Competitive Local Exchange Carrier Security Policies and Guidelines". Failure to comply with such security guidelines may result in forfeiture of electronic access to OSS functionality. In addition, CLEC shall be responsible for and indemnifies SBC-7STATE against any cost, expense or liability relating to any unauthorized entry or access into, or use or manipulation of SBC-7STATE's OSS from CLEC systems, workstations or terminals or by CLEC employees or agents or any third party gaining access through information and/or facilities obtained from or utilized by CLEC and shall pay SBC-7STATE for any and all damages caused by such unauthorized entry.

                    3.2.2 For SNET region, CLEC agrees to access and utilize SNET's Enhanced Services Access Platform, (ESAP), only for the purposes described herein. CLEC agrees that its access and use of ESAP shall, at all times, comport with SNET's "Wholesale CIWin User Guide", "EF User Guide", "ESAP Installation Guide", "ESAP Help Desk Guide", "CLEC Mechanized Interface Specification", and any other guide describing the interface or interface requirements that SNET may, from time to time, provide CLEC (collectively, the "Guides"). Failure materially to adhere to any material provision of such Guides may result, among other things, in forfeiture of electronic access to SNET's OSS functionality via ESAP upon notice. In addition, CLEC shall be responsible for and indemnifies SNET against any cost, expense or liability relating to any unauthorized entry or access into, or use or manipulation of SNET's OSS or ESAP from CLEC complimentary systems, workstations or terminals or by CLEC employees or agents any third party gaining access through information and/or facilities obtained from or utilized by CLEC and shall pay SNET for any and all damages caused by such unauthorized entry.

          3.3 Within SBC-7STATE regions, CLEC's access to pre-order functions described in 4.2.2 and 4.3.2 will only be utilized to view Customer Proprietary Network Information (CPNI) of another carrier's End User where CLEC has obtained an authorization for release of CPNI from the End User and has obtained an authorization to become the End User's Local Service Provider. Within SNET, and SBC-AMERITECH regions, CLEC's access to pre-order functions described in 4.2.2 and
                    4.3.2 will only be utilized to view Customer Proprietary Network Information (CPNI) of the applicable ILEC's or requesting CLEC's End User account where CLEC has obtained an authorization for release of CPNI from the End User and has obtained an authorization to become the End User's Local Service Provider. The authorization for release of CPNI must substantially reflect the following:

                    3.3.1 Within SBC-7STATE regions, "This written consent serves as instruction to all holders of my local exchange telecommunications Customer Proprietary Network Information (CPNI) and account identification information to provide such information to the undersigned CLEC. Specifically, I authorize disclosure of my account billing name, billing address, and directory listing information, and CPNI, including, service address, service and feature subscription, long distance carrier identity, and pending service order activity. I have authorized, CLEC to become my local service provider. This Authorization remains in effect until such time that I revoke it directly or appoint another individual/company with such capacity or undersigned receives notice to disconnect my local exchange service or notice that a service disconnect has been performed. At and from such time, this Authorization is null and void."

          3.3.2 Within SNET region, "This written consent serves as instruction to all holders of any local exchange telecommunications Customer Proprietary Network Information ("CPNI") and account identification information to provide such information to [Name of CLEC]. Specifically, I authorize disclosure of any account billing name, billing address, and directory listing information, and CPNI, including, service address, service and feature subscription and long distance carrier identity. This Authorization remains in effect until such time as I [Name of Customer] revoke(s) it directly or appoint(s) another individual/company with such capacity or [Name of CLEC] receives notice to disconnect my local exchange service or notice that a service disconnect has been performed. At and from such time, this Authorization is null and void."

          3.3.3 In SBC-13STATE regions, the CLEC may choose to use THIS CPNI language (in Section 3.3.3) in lieu of using the CPNI language in sections 3.3.1 or 3.3.2 above (depending on region). CLEC must have documented authorization for change in local exchange service and release of CPNI that adheres to all requirements of state and federal law, as applicable.

                    3.3.3.1 This section applies to PACIFIC ONLY for those CLECs who opted to use CPNI language in Section
                              3.3.3. For residence End Users, prior to accessing such information, CLEC shall, on its own behalf and on behalf of PACIFIC, comply with all applicable requirements of Section 2891 of the California Public Utilities Code and 47 USC 222 (and implementing FCC decisions thereunder), and, where accessing such information via an electronic interface, CLEC shall have obtained an authorization to become the End User's local service provider. Accessing such information by CLEC shall constitute certification that CLEC is in compliance with applicable requirements of
                              Section 2891 and Section 222 (and implementing FCC decisions thereunder) and has complied with the prior sentence. CLEC shall receive and retain such information in conformance with the requirements of 47 USC 222 (and implementing FCC decisions thereunder). CLEC agrees to indemnify, defend and hold harmless PACIFIC against any claim made by a residence End User or governmental entity against PACIFIC or CLEC under
                              Section 2891 or Section 222 (and implementing FCC decisions thereunder) or for any breach by CLEC of this section.

          3.3.4 Throughout SBC-13STATE region, CLEC is solely responsible for determining whether proper authorization has been obtained and holds SBC-13STATE harmless from any loss on account of CLEC's failure to obtain proper CPNI consent from an End User.

3.4 By utilizing electronic interfaces to access OSS functions, CLEC agrees to perform accurate and correct ordering as it relates to the application of Resale rates and charges, subject to the terms of this Agreement and applicable tariffs dependent on region of operation. CLEC is also responsible for all actions of its employees using any of SBC-13STATE's OSS systems. As such, CLEC agrees to accept and pay all reasonable costs or expenses, including labor costs, incurred by SBC-13STATE caused by any and all inaccurate ordering or usage of the OSS, if such costs are not already recovered through other charges assessed by SBC-13STATE to CLEC. In addition, CLEC agrees to indemnify and hold SBC-13STATE harmless against any claim made by an End User of CLEC or other third parties against SBC-13STATE caused by or related to CLEC's use of any SBC-13STATE OSS. In addition, SBC-13STATE retains the right to audit all activities by CLEC using any SBC-13STATE OSS. All such information obtained through an audit shall be deemed proprietary and shall be covered by the Parties Non-Disclosure Agreement signed prior to or in conjunction with the execution of this Agreement.

          3.5 In areas where Resale Service order functions are not available via an electronic interface for the pre-order, ordering and provisioning processes, SBC-13STATE and CLEC will use manual processes. Should SBC develop electronic interfaces for these functions for itself, SBC will make electronic access available to CLEC within the specific operating region.

          3.6 The Information Services (I.S.) Call Center for the SBC-8STATE region, and the Resource Center for the SBC-AMERITECH region provides for technical support function of electronic OSS interfaces. CLEC will also provide a single point of contact for technical issues related to the CLEC's electronic interfaces.

          3.7 SBC-13STATE and CLEC will establish interface contingency plans and disaster recovery plans for the pre-order, ordering and provisioning of Resale services.

          3.8 The Parties will follow the final adopted guidelines of Change Management, as may be modified from time to time in accordance with the Change Management principles.

          3.9 SBC-13STATE will and CLEC may participate in the Order and Billing Forum (OBF) and the Telecommunications Industry Forum (TCIF) to establish and conform to uniform industry guidelines for electronic interfaces for pre-order, ordering, and provisioning. Neither Party waives its rights as participants in such forums or in the implementation of the guidelines. To achieve system functionality as quickly as possible, the Parties acknowledge that SBC-13STATE may deploy interfaces with requirements developed in advance of industry guidelines. Thus, subsequent modifications may be necessary to comply with emerging guidelines. CLEC and SBC-13STATE are individually responsible for evaluating the risk of developing their respective systems in advance of guidelines and agree to support their own system modifications to comply with new requirements. In addition, SBC-13STATE has the right to define Local Service Request
                    (LSR) Usage requirements according to the General Section 1.0, paragraph 1.4 of the practices in the OBF Local Service Ordering Guidelines (LSOG), which states: "Options described in this practice may not be applicable to individual providers tariffs; therefore, use of either the field or valid entries within the field is based on the providers tariffs/practices."

          3.10 Due to enhancements and on-going development of access to SBC-13STATE's OSS functions, certain interfaces described in this Appendix may be modified, temporarily unavailable or may be phased out after execution of this Appendix. SBC-13STATE shall provide proper notice of interface phase-out as required by the Change Management process.

          3.11 CLEC is responsible for obtaining operating system software and hardware to access SBC-13STATE OSS functions as specified in: "Requirements for Access to Southwestern Bell OSS Functions" and "Requirements for Access to Pacific Bell OSS Functions" and "SNET W-CIWin Installation Guide" and "Ameritech Electronic Service Order Guide", or any other documents or interface requirements subsequently generated by SBC-13STATE for any of its regions.

4.        PRE-ORDERING

          4.1 SBC-13STATE will provide real time access to pre-order functions to support CLEC ordering of Resale services. The Parties acknowledge that ordering requirements necessitate the use of current, real time pre-order information to accurately build service orders. The following lists represent pre-order functions that are available to CLEC so that CLEC order requests may be created to comply with SBC-13STATE region-specific ordering requirements.

4.2       PRE-ORDERING FUNCTIONS FOR RESALE SERVICES INCLUDE:

          4.2.1 For SBC-7STATE, features and services available at a valid service address (as applicable) or, for SNET, features will be available based on NPA-NXX;

          4.2.2 Access to SBC-13STATE retail or resold CPNI and account information for pre-ordering will include: billing name, service address, billing address, service and feature subscription, directory listing information, long distance carrier identity, and for SBC-12STATE only, pending service order activity. CLEC agrees that CLEC's representatives will not access the information specified in this subsection until after the End User requests that his or her Local Service Provider be changed to CLEC, and an End User authorization for release of CPNI complies with conditions as described in section 3.2 of this Appendix.

          4.2.3 A telephone number (if the End User does not have one assigned) with the End User on-line;

          4.2.4 Service availability dates to the End User (where available);

          4.2.5     Information regarding whether dispatch is required;

          4.2.6 For SBC-12STATE, Primary Interexchange Carrier (PIC) options for intraLATA toll and interLATA toll; and

          4.2.7     Service address verification.

4.3       ELECTRONIC ACCESS TO PRE-ORDER FUNCTIONS:

          4.3.1     SBC-SWBT RESALE SERVICES PRE-ORDER SYSTEM AVAILABILITY:
                    SBC-SWBT will provide CLEC access to one or more of the following systems:

                    4.3.1.1 Residential Easy Access Sales Environment (R-EASE): R-EASE is an ordering entry system through which SBC-SWBT provides CLEC access to the functions of pre-ordering to order SBC-SWBT residential Resale services.

                    4.3.1.2   Business Easy Access Sales Environment (B-EASE):
                              B-EASE is an ordering entry system through which SBC-SWBT provides CLEC access to the functions of pre-ordering to order SBC-SWBT business Resale services.

          4.3.2     PACIFIC AND NEVADA RESALE SERVICES PRE-ORDER SYSTEM
                    AVAILABILITY: PACIFIC will provide CLEC access to the following system:

                    4.3.2.1 Service Order Retrieval and Distribution (SORD) is available for the pre-order function of viewing the CPNI, when SORD is used to order PACIFIC Resale service.

                    4.3.2.2 StarWriter is available for the pre-ordering functions listed in section 4.2 when StarWriter is used to order PACIFIC single line, basic exchange, residential Resale services.

          4.3.3     SNET RESALE SERVICE PRE-ORDER SYSTEM AVAILABILITY:

                    SNET will provide CLEC access to the following applications through its proprietary W-CIWin interface.

                    4.3.3.1 W-SNAP is an order entry application through which SNET provides CLEC access to pre-ordering functionality embedded in the ordering tool.

                    4.3.3.2 CCTOOLS is a toolbar that provides icons for accessing pre-order GUI applications.

                    4.3.3.3 Electronic Forms (EF) is an automated workflow process for obtaining pre-order information for specific complex resale products.

          4.3.4     SNET RESALE SERVICES PRE-ORDER SYSTEM AVAILABILITY:

                    SNET will provide CLEC access to its MSAP:

                    4.3.4.1 MSAP is an Electronic Data Interchange (EDI) based interface which provides access to pre-order functions.

          4.3.5     SBC-AMERITECH RESALE SERVICES PRE-ORDER SYSTEM AVAILABILITY:
                    SBC-AMERITECH will provide CLEC access to the following system:

                    4.3.5.1 TCNet and EDI are available for the pre-ordering functions listed in section 4.2.

          4.3.6 RESALE PRE-ORDER SYSTEM AVAILABILITY: SBC-7STATE will provide CLEC access to the following systems (except as noted in section 4.3.6.3):

                    4.3.6.1 DataGate is a transaction-based data query system through which SBC-7STATE provides CLEC access to pre-ordering functions.

                              This gateway shall be a Transmission Control
                              Protocol/Internet Protocol (TCP/IP) gateway and will, once CLEC has developed its own interface, allow CLEC to access the pre-order functions for Resale services. An industry standard EDI/CORBA Pre-ordering Gateway is also provided by SBC-7STATE. This pre-ordering gateway supports two structural protocols, EDI and CORBA, as recommended by the technical industry committees. EDI/CORBA, like DataGate, is an application-to-application interface that can be integrated with the CLEC's own negotiation system and that supports both Resale services. Where DataGate follows industry guidelines, but is based on SBC-7STATE's proprietary pre-ordering functionality, EDI/CORBA is an industry-wide standard pre-ordering interface.

                    4.3.6.2 Verigate is a CLEC interface developed by SBC-7STATE that provides access to the pre-ordering functions for Resale Services. Verigate is accessible via Toolbar.

                    4.3.6.3 CESAR is a PACIFIC and NEVADA system which is available on an interim basis provides pre-order functions for Resale service, with the exception of viewing CPNI. The pre-order functionality of CESAR will be replaced by Verigate.

4.4       OTHER PRE-ORDER FUNCTION AVAILABILITY:

          4.4.1 Where pre-ordering functions are not available electronically, CLEC will manually request this information from the LSC, dependent on operating region, for inclusion on the service order request.

          4.4.2 Upon request, but not more frequently than once a month, SBC-SWBT will provide CLEC certain pre-order information in batch transmission for the purposes of back-up data for periods of system unavailability. Specifically for SBC-SWBT and SBC-AMERITECH, the following database information may be electronically provided: Street Address Guide (SAG) Guide, Service and Feature Availability by NXX, and a PIC list, to support address verification, service and feature availability and PIC availability, respectively. Specifically for PACIFIC, the following database information may be electronically provided: Street Address Guide (SAG) Guide (with planned availability no later than June 1st, 2000), and a PIC list, to support address verification, service and feature availability and PIC availability, respectively. The Parties recognize such information must be used to construct order requests only in exception handling situations.

5.        ORDERING/PROVISIONING

          5.1 SBC-13STATE provides access to ordering functions (as measured from the time SBC-13STATE receives accurate service requests from the interface) to support CLEC provisioning of Resale services via one or more electronic interfaces. To order Resale services, CLEC will format the service request to identify what features, services, or elements it wishes SBC-13STATE to provision in accordance with applicable SBC-13STATE ordering requirements. SBC-13STATE will provide CLEC access to one or more of the following systems or interfaces:

          5.2       RESALE SERVICE ORDER REQUEST SYSTEM AVAILABILITY:

                    5.2.1     In SBC-SWBT:

                              5.2.1.1 R-EASE is available for the ordering of residential Resale services.

                              5.2.1.2 B-EASE is available for the ordering of business Resale services.

                              5.2.1.3 SORD interface provides CLECs with the ability to create certain complex Resale orders that cannot be ordered through Easy Access Sales Environment (EASE), Electronic Data Interchange (EDI) or Local Exchange (LEX). In addition, the SORD interface supports the modification of service orders submitted electronically by CLEC. The Parties agree that the following conditions are applicable to electronically generated service orders with errors corrected via
                                        SORD: If CLEC elects to correct service
                                        order errors via SORD, CLEC will be
                                        responsible for correcting all errors
                                        occurring prior to completion on any
                                        orders submitted electronically by CLEC.
                                        If CLEC chooses to use SORD to issue
                                        orders, then CLEC becomes responsible
                                        for correction of all service order
                                        errors between order application and
                                        order completion that occur on
                                        mechanically generated service orders
                                        created or modified by CLEC. CLEC may
                                        need to call the LSC to obtain
                                        additional information. CLEC may also
                                        choose to clear service order errors,
                                        even though CLEC is not initiating
                                        service orders via SORD. CLEC would then become responsible for correction of all errors, as detailed above.

                    5.2.2     In NEVADA only:

                              5.2.2.1 Pacific Bell Service Manager (PBSM) is available for ordering Centrex and ISDN Resale services.

                              5.2.2.2 When available, SORD system will support the ordering of all Resale Services. If CLEC chooses to use SORD to issue orders, then CLEC becomes responsible for correction of all service order errors between order application and order completion that occur on mechanically generated service orders created or modified by CLEC. CLEC may need to call the LSC to obtain additional information. CLEC may also choose to clear service order errors, even though CLEC is not initiating service orders via SORD. CLEC would then become responsible for correction of all errors, as detailed above.

                    5.2.3     In PACIFIC only:

                              5.2.3.1 StarWriter supports the ordering of single line, basic exchange, and residential Resale services.

                              5.2.3.2 Pacific Bell Service Manager (PBSM) is available for ordering Centrex and ISDN Resale services.

                              5.2.3.3 SORD system supports the ordering of all Resale Services. If CLEC chooses to use SORD to issue orders, then CLEC becomes responsible for correction of all service order errors between order application and order completion that occur on mechanically generated service orders created or modified by CLEC. CLEC may need to call the LSC to obtain additional information. CLEC may also choose to clear service order errors, even though CLEC is not initiating service orders via SORD. CLEC would then become responsible for correction of all errors, as detailed above.

                    5.2.3 In SNET, Resale ordering is supported by W-CIWin (SNET'S proprietary GUI interface).

                              5.2.3.1   W-SNAP is made available for the
                                        ordering of non-complex Resale products
                                        and services.

                              5.2.3.2 Order Negotiation (as part of CCTOOLS) is made available for the ordering of complex Resale products and services.

                              5.2.3.3 Electronic Forms (EF) is an automated workflow process for ordering of specific complex Resale products and services.

          5.3       RESALE SERVICE ORDER REQUEST ORDERING SYSTEM AVAILABILITY:

                    5.3.1 SBC-13STATE makes available to CLEC an Electronic Data Interchange (EDI) interface for transmission OF SBC-13STATE ordering requirements via formats provided on the Local Service Request (LSR) as defined by the OBF and via EDI mapping as defined by TCIF. In ordering and provisioning Resale, CLEC and SBC-13STATE will utilize industry guidelines developed by OBF and TCIF EDI to transmit data based upon SBC-13STATE's Resale ordering requirements, dependent on operating region. In addition, Local Number Portability
                              (LNP) and, where applicable, Interim Number
                              Portability (INP), will be ordered consistent with the OBF LSR and EDI process.

                    5.3.2 For SBC-SWBT and PACIFIC regions, and NEVADA (when available), the SORD interface supports the modification of service orders submitted electronically by CLEC. The Parties agree that the following conditions are applicable to electronically generated service orders with errors corrected via SORD: If CLEC chooses to use SORD to issue orders, then CLEC becomes responsible for correction of all service order errors between order application and order completion that occur on mechanically generated service orders created or modified by CLEC. CLEC may need to call the LSC to obtain additional information. CLEC may also choose to clear service order errors, even though CLEC is not initiating service orders via SORD. CLEC would then become responsible for correction of all errors, as detailed above. CLEC assumes all responsibility for End User out of service conditions which result from disconnect and new connect orders submitted and worked out of sequence.

                    5.3.4 For SBC-SWBT and PACIFIC, LEX is an End User interface that provides access to the ordering functions for Resale Services.

                    5.3.5 In SNET, MSAP (SNET's, EDI-based industry standard app-to-app interface) is available for the ordering of both complex and non-complex Resale Services.

          5.4 PROVISIONING FOR RESALE SERVICES IN SBC-SWBT: SBC-SWBT will provision Resale services as detailed in CLEC order requests. Access to status on such orders will be provided via the following electronic interfaces:

                    5.4.1 Order Status will allow CLEC to check service order status. Order Status and Provisioning Order Status are both accessible via SBC-SWBT Toolbar. In addition, pending orders can be viewed in SORD.

          5.4.2 For EDI ordering, SBC-SWBT will provide, and CLEC shall use, an EDI interface for transferring and receiving orders, Firm Order Confirmation (FOC), service completion, and, as available, other provisioning data and information.
                    SBC-SWBT will provide CLEC with a FOC for each Resale service request. The FOC will include: purchase order number, telephone number, LSR number, due date, service order number, and completion date. Upon work completion, SBC-SWBT will provide CLEC with an 855 EDI transaction-based order completion that states when that order was completed. CLEC may submit supplement requests via the 860 EDI transaction, and, where available, SBC-SWBT will provide CLEC an 865 EDI transaction-based completion notice.

          5.4.3 The Parties agree that the following timelines are applicable to electronically generated service orders with errors corrected via SORD:

                    5.4.3.1 Errors occurring between application and distribution must be corrected within five (5) hours for a simple order and within twenty four
                              (24) hours for a complex order;

                    5.4.3.2 Error Service Order Image (ESOI) errors must be corrected within three (3) business hours.

                    5.4.3.3 Service orders will be excluded from calculation of the results for all related performance measurements, described in Appendix Performance Measurements, if CLEC fails to correct service order errors within the timeframes specified in this Section 5.4.3.

                    5.4.3.4 Additionally, service orders with errors that occur after order generation, but prior to distribution will not qualify for a SBC-SWBT issued FOC.

                    5.4.3.5 The Parties agree that the following conditions are applicable to electronically generated service orders with errors corrected via SORD: If CLEC chooses to use SORD to issue orders, then CLEC becomes responsible for correction of all service order errors between order application and order completion, that occur on mechanically generated service orders created or modified by CLEC. CLEC may need to call LSC to obtain additional information. CLEC may also choose to clear service order errors, even though CLEC is not initiating service orders via SORD. CLEC would then become responsible for correction of all errors, as detailed above.

          5.4.4 A file transmission may be provided to confirm order completions for R-EASE or B-EASE order processing. This file will provide service order information of all distributed and completed orders for CLEC.

          5.4.5 The Parties agree that the following timelines are applicable to electronically generated service orders with errors corrected via SORD:

                    5.4.5.1 Errors occurring between application and distribution must be corrected prior to releasing the order from EASE;

                    5.4.5.2 Error Service Order Image (ESOI) errors must be corrected within three (3) business hours

                    5.4.5.3 Service orders will be excluded from calculation of the results for the related performance measurements, described in Appendix Performance Measurements, if CLEC fails to correct service order errors within the timeframes specified in this Section 5.4.5.

                    5.4.5.4 Service orders with errors that occur after order generation, but prior to distribution, will not qualify for a SBC-SWBT issued FOC.

                    5.4.5.5 The Parties agree that the following conditions are applicable to electronically generated service orders with errors corrected via SORD: If CLEC chooses to use SORD to issue certain service orders, then CLEC is responsible for correction of all service order errors between order application and order completion that occur on mechanically generated service orders created or modified by CLEC. CLEC may need to call LSC to obtain additional information. CLEC may also choose to clear service order errors, even though CLEC is not initiating service orders via SORD. CLEC would then become responsible for correction of all errors, as detailed above.

5.4 Provisioning for Resale services in PACIFIC and NEVADA: PACIFIC and NEVADA will provision Resale services as detailed in CLEC order requests. Access to status on such orders is provided via the following electronic interfaces:

          5.5.1 Pacific Bell Order Dispatch (PBOD) functions via DataGate allows CLEC to check status of basic exchange service orders that require field work. PACIFIC also offers Provisioning order status to check the status of service orders.

          5.5.2 For EDI ordering, PACIFIC shall provide CLEC, and CLEC shall use, an EDI interface for transferring and receiving orders, Firm Order Confirmation (FOC), service completion, and, as available, other provisioning data and information. PACIFIC will provide CLEC with a FOC for each Resale service. The FOC will include: purchase order number, telephone number, LSR number, due date, service order number, and completion date. Upon work completion, PACIFIC will provide CLEC with an 855 EDI transaction-based order completion that states when that order was completed. CLEC may submit supplement requests via the 860 EDI transaction, and, where available, PACIFIC will provide CLEC an 865 EDI transaction-based completion notice.

          5.5.3 The Parties agree that the following timelines are applicable to electronically generated service orders with errors corrected via SORD:

                    5.5.3.1 Errors occurring between application and distribution must be corrected within five (5) hours for a simple order and within twenty four
                              (24) hours for a complex order;

                    5.5.3.2 Error Service Order Image (ESOI) errors must be corrected within three (3) business hours.

                    5.5.3.3 Service orders will be excluded from calculation of the results for all related performance measurements, described in Appendix Performance Measurements, if CLEC fails to correct service order errors within the timeframes specified in this Section 5.5.3.

                    5.5.3.4 Service orders with errors that occur after order generation, but prior to distribution will not qualify for a PACIFIC issued FOC.

                    5.5.3.5 The Parties agree that the following conditions are applicable to electronically generated service orders with errors corrected via SORD: If CLEC chooses to use SORD to issue orders, then CLEC becomes responsible for correction of all service order errors between order application and order completion that occur on mechanically generated service orders created or modified by CLEC. CLEC may need to call LSC to obtain additional information. CLEC may also choose to clear service order errors, even though CLEC is not initiating service orders via SORD. CLEC would then become responsible for correction of all errors, as detailed above.

          5.6       PROVISIONING FOR RESALE SERVICES IN SBC-AMERITECH AND SNET:
                    SBC-AMERITECH and SNET will provision Resale services as detailed in CLEC order requests. Access to status on such orders will be provided via the following electronic interfaces:

                    5.6.1 For EDI ordering, SBC-AMERITECH and SNET provide CLEC, and CLEC shall use, an EDI interface for transferring and receiving orders, FOC, Service Order Completion (SOC), and, as available, other provisioning data and information. SBC-AMERITECH and SNET will provide CLEC with a FOC for each Resale service. The FOC will include purchase order number, telephone number, LSR number, due date, and service order number. Upon work completion, SBC-AMERITECH and SNET will provide CLEC with an 855 EDI transaction-based Service Order Completion (SOC) that states when that order was completed. CLEC may submit supplement requests via the 860 EDI transaction, and, where available, SBC-AMERITECH and SNET will provide CLEC an 865 EDI transaction-based completion notice.

6.        MAINTENANCE/REPAIR

          6.1 Two real time electronic interfaces are accessible in each region to place, and check the status of, trouble reports for both Resale services. Upon request, CLEC may access these functions via the following methods:

                    6.1.1 In SBC-SWBT, Trouble Administration (TA) system access provides CLEC with SBC-SWBT software that allows CLEC to submit trouble reports and subsequently check status on trouble reports for CLEC End-Users. TA will provide the ability to review the maintenance history of a converted Resale CLEC account. TA is accessible via SBC-SWBT Toolbar.

                    6.1.2 In PACIFIC and NEVADA, Pacific Bell Service Manager (PBSM) allows CLECs to perform MLT, issue trouble tickets, view status, and view trouble history on-line.

                    6.1.3 In SBC-AMERITECH, Electronic Bonding for Trouble Administration (EBTA-GUI) and Intelligent Customer Advocate System (ICAS) allows CLEC to issue trouble tickets, view status, and view trouble history online.

                    6.1.4 In SNET the maintenance and repair functionality for Resale services is available via the MSAP EDI interface. In addition, for Resale products and services, trouble history and trouble status functions are available via CCTOOLS.

                    6.1.5 In SBC-12STATE, Electronic Bonding Interface (EBI) is an interface that is available for trouble report submission and status updates. EBI conforms to ANSI guidelines T1:227:1995 and T1.228:1995, Electronic Communications Implementation Committee
                              (ECIC) Trouble Report Format Definition (TFRD) Number 1 as defined in ECIC document ECIC/TRA/95-003, and all guidelines referenced within those documents, as mutually agreed upon by CLEC and SBC-12STATE. Functions currently implemented include Enter Trouble, Request Trouble Report Status, Add Trouble Information, Modify Trouble Report Attributes, Trouble Report Attribute Value Change Notification, and Cancel Trouble Report, as explained in 6 and 9 of ANSI T1.228:1995. CLEC and SBC-12STATE will exchange requests over a mutually agreeable X.25-based network.

7.        BILLING

          7.1 SBC-7STATE will bill CLEC for Resold services. SBC-7STATE will send associated billing information to CLEC as necessary to allow CLEC to perform billing functions. At minimum SBC-7STATE will provide CLEC billing information in a paper format or via magnetic tape, as agreed to between CLEC and SBC-7STATE.

                    7.1.1 For Resale Services in PACIFIC, CLEC may elect to receive Custom Billing Disk/ CD Bill. Custom Billing Disk/ CD Bill provides an electronic bill with the same information as a paper bill along with various reporting options.

                    7.1.2 For Resale Services in SBC-AMERITECH, CLEC may elect to receive its bill on CD.

          7.2 Electronic access to billing information for Resale services will also be available via the following interfaces:

                    7.2.1 In SBC-SWBT, CLEC may receive Bill Plus-TM-, an electronic version of its bill, as described in, and in accordance with, SBC-SWBT's Local Exchange Tariff.

                    7.2.2 In SBC-SWBT, CLEC may also view billing information through the Bill Information interface. Bill Information will be accessible via SBC-SWBT Toolbar.

                    7.2.3 In SBC-7STATE, CLEC may receive a mechanized bill format via the EDI 811 transaction set.

                    7.2.4 In SBC-12STATE, CLEC may receive electronically a Usage Extract Feed, or in SNET, a Daily Usage Feed
                              (DUF). On a daily basis, this feed provides information on the usage billed to its accounts for Resale services in the industry standardized EMR format.

                    7.2.5 In SBC-7STATE, CLEC may receive Local Disconnect Report records (via CARE records) or, in SNET Loss Notification File (via CARE-like records), electronically, that indicate when CLEC's End Users change their Competitive Local Exchange Carrier. In SBC-AMERITECH this information is provided via the EDI 836 transaction set.

                    7.2.6 In SNET, CLEC may receive a Billing Detail File on cartridge or magnetic tape.

                    7.2.7 In SBC-AMERITECH, CLEC may receive a mechanized bill via the SBC-AMERITECH Electronic Billing System (AEBS) transaction set.

8.        REMOTE ACCESS FACILITY

          8.1       For the SBC-SWBT region, CLEC must access the following
                    OSS interfaces via a CLEC Remote Access Facility (LRAF) located in Dallas, Texas: R-EASE; B-EASE; DataGate; EDI-Ordering; SORD; Electronic Bonding via EDI/SSL or CORBA; and via Toolbar, Trouble Administration, Order Status, Provisioning Order Status, Verigate, LEX, and Bill Information. Connection to the LRAF will be established via a "port" either through dial-up or direct connection as described in Section 8.3. CLEC may utilize a port to access these interfaces to perform the supported functions in any SBC-SWBT state where CLEC has executed an Appendix OSS.

          8.2 In PACIFIC and NEVADA regions, CLEC must access the following OSS interfaces via a CLEC Remote Access Facility
                    (PRAF) located in Fairfield, California: StarWriter; DataGate; EDI-Ordering; SORD; Electronic Bonding via EDI/SSL or CORBA; and via Toolbar Verigate, LEX, Order Status, and Provisioning Order Status. Connection to the PRAF will be established via a "port" either through dial-up or direct connection as described in Section 8.3. CLEC may utilize a port to access these interfaces to perform the supported functions in PACIFIC or NEVADA where CLEC has executed an Appendix OSS and purchases System Access in that state.

          8.3       For SBC-7STATE, CLEC may use three types of access:
                    Switched, Private Line, and Frame Relay. For Private Line and Frame Relay "Direct Connections," CLEC shall provide its own router, circuit, and two Channel Service Units/Data Service Units (CSU/DSU). The demarcation point shall be the router interface at the LRAF and/or PRAF. Switched Access "Dial-up Connections" require CLEC to provide its own modems and connection to the SBC-SWBT LRAF and the PACIFIC PRAF. CLEC shall pay the cost of the call if Switched Access is used.

          8.4 For SBC-7STATE, CLEC shall use TCP/IP to access SBC-7STATE OSS via the LRAF and the PRAF. In addition, each CLEC shall have one valid Internet Protocol (IP) network address per region. CLEC shall maintain a user-id /password unique to each individual for accessing a SBC-SWBT OSS and PACIFIC OSS on CLEC's behalf. CLEC shall provide estimates regarding its volume of transactions, number of concurrent users, desired number of private line or dial-up (switched) connections, and length of a typical session.

          8.5 For SBC-7STATE, CLEC shall attend and participate in implementation meetings to discuss CLEC LRAF/PRAF access plans in detail and schedule testing of such connections.

          8.6       For SBC-AMERITECH, CLEC may use four types of access: DSO
                    (56KB), DS1 (1.5MB), dedicated and Frame Relay (DSO and
                    DS 1). CLEC shall provide its own router, circuit, and two Channel Service Units/Data Service Units (CSU/DSU). CLEC must use a legal IP address for its end of the connection.

          8.7 For SNET region, CLEC may use a private line connection. The CLEC shall provide and maintain own router and CSU/DSU.

9. OPERATIONAL READINESS TEST (ORT) FOR ORDERING/PROVISIONING AND REPAIR/ MAINTENANCE INTERFACES

          9.1 Prior to live access to interface functionality, the Parties must conduct Operational Readiness Testing (ORT), which will allow for the testing of the systems, interfaces, and processes for the OSS functions. ORT will be completed in conformance with agreed upon processes and implementation dates.

          9.2 Prior to live system usage, CLEC must complete user education classes for SBC-13STATE-provided interfaces that affect the SBC-13STATE network. Course descriptions for all available classes by region are posted on the CLEC website in the Customer Education section. CLEC Training schedules by region are also available on the CLEC website and are subject to change, with class lengths varying. Classes are train-the-trainer format to enable CLEC to devise its own course work for its own employees. Charges as specified below will apply for each class:


==============================================================================================================================
 Training Rates     5 day     4.5 day     4 day     3.5 day     3 day     2.5 day     2 day     1.5 day     1 day     1/2 day
                    class      class      class      class      class      class      class      class      class      class
------------------------------------------------------------------------------------------------------------------------------
1 to 5 students     $4,050     $3,650     $3,240     $2,835     $2,430     $2,025     $1,620     $1,215     $  810     $405
6 students ....     $4,860     $4,380     $3,890     $3,402     $2,915     $2,430     $1,945     $1,455     $  970     $490
7 students ....     $5,670     $5,100     $4,535     $3,969     $3,400     $2,835     $2,270     $1,705     $1,135     $570
8 students ....     $6,480     $5,830     $5,185     $4,536     $3,890     $3,240     $2,590     $1,950     $1,300     $650
9 students ....     $7,290     $6,570     $5,830     $5,103     $4,375     $3,645     $2,915     $2,190     $1,460     $730
10 students ...     $8,100     $7,300     $6,480     $5,670     $4,860     $4,050     $3,240     $2,430     $1,620     $810
11 students ...     $8,910     $8,030     $7,130     $6,237     $5,345     $4,455     $3,565     $2,670     $1,780     $890
12 students ...     $9,720     $8,760     $7,780     $6,804     $5,830     $4,860     $3,890     $2,920     $1,945     $970
==============================================================================================================================

          9.3 A separate agreement will be required as a commitment to pay for a specific number of CLEC students in each class. CLEC agrees that charges will be billed by SBC-13STATE and CLEC payment is due thirty (30) days following the bill date. CLEC agrees that personnel from other competitive Local Service Providers may be scheduled into any class to fill any seats for which the CLEC has not contracted. Class availability is first-come, first served with priority given to CLECs who have not yet attended the specific class.

          9.4 Class dates will be based upon SBC-13STATE availability and will be coordinated among CLEC, the CLEC's SBC-13STATE Account Manager, and SBC-13STATE Industry Markets CLEC Training Product Management.

          9.5 CLEC agrees to pay the cancellation fee of the full price noted in the separate agreement if CLEC cancels scheduled classes less than two (2) weeks prior to the scheduled start date. CLEC agrees to provide to SBC-13STATE completed registration forms for each student no later than one week prior to the scheduled training class.

          9.6 CLEC agrees that CLEC personnel attending classes are to utilize only training databases and training presented to them in class. Attempts to access any other SBC-13STATE system are strictly prohibited.

          9.7 CLEC further agrees that training material, manuals and instructor guides can be duplicated only for internal use for the purpose of training employees to utilize the capabilities of SBC-13STATE's OSS in accordance with this Appendix and shall be deemed "Proprietary Information" and subject to the terms, conditions and limitations of Section O of the General Terms and Conditions.

10.       MISCELLANEOUS CHARGES

          10.1 For SBC-SWBT region only, CLEC requesting the Bill Plus-TM-, as described in 7.2.1, agrees to pay applicable tariffed rate, less Resale discount.

          10.2 For SBC-7STATE, CLEC requesting the billing function for Usage Billable Records, as described in 7.2.4 and 75.3.3, agrees to pay established rates pursuant to Appendix Pricing.

          10.3 For SBC-7STATE, CLEC requesting the Local Disconnect Report, as described in 7.2.5 and 7.3.4, agrees to pay established rates pursuant to Appendix Pricing.

          10.4 For SBC-13STATE, should CLEC request custom development of an exclusive interface to support OSS functions, such development will be considered by SBC-13STATE on an Individual Case Basis (ICB) and priced as such.

          10.5 SNET will charge for the Billing Detail File, Daily Usage Feed, and Loss Notification File at rates filed and approved by DPUC.

11.       EFFECTIVE DATE, TERM

          11.1 Whereas CLEC is currently operational under an existing, approved Interconnection Agreement, this Appendix OSS will be effective, pending Commission approval, ten (10) days after it is filed with the state Commission; or, alternatively, this Appendix will be effective upon approval by the state Commission when it is approved as a part of the Interconnection Agreement, whichever is earlier.

12.       APPLICABILITY OF OTHER RATES, TERMS AND CONDITIONS

          12.1 Every resale service provided hereunder, shall be subject to all rates, terms and conditions contained in this Agreement which are legitimately related to such resale service. Without limiting the general applicability of the foregoing, the following terms and conditions of the General Terms and Conditions are specifically agreed by the Parties to be legitimately related to, and to be applicable to, each resale service provided hereunder: introduction, definitions, interpretation, construction and severability; description and charges of service; notice of changes; general responsibilities of the Parties; effective date, term and termination; fraud by end users; deposits; billing and payment of charges; non-payment and procedures for disconnection; services; additional terms applicable to resale of services; ancillary services; network and service order conditions; dispute resolution; audits; responsibilities of SWBT; disclaimer of representations and warranties; limitation of liability; responsibilities of CLEC; indemnification; remedies; intellectual property; notices; publicity and use of trademarks or service marks; no license; confidentiality; intervening law; governing law; regulatory approval; changes in End User local exchange service provider selection; compliance and certification; law enforcement; no third party beneficiaries; disclaimer of agency; relationship of the Parties/independent contractor; subcontracting; delegation to affiliate; assignment; force majeure; taxes; non-waiver; customer inquiries; expenses; conflicts of interest; survival; appendices incorporated by reference; authority; counterparts; amendments and modifications; and entire agreement.

                                    APPENDIX
                            PERFORMANCE MEASUREMENTS

                                    (RESALE)


                               TABLE OF CONTENTS

1. INTRODUCTION...................................................................................3

2. DEFINITIONS....................................................................................4

3. SPECIFIED PERFORMANCE STANDARDS................................................................4

4. RECORDS AND REPORTS............................................................................5

5. PERFORMANCE MEASUREMENTS.......................................................................5

6. APPLICABILITY OF OTHER RATES, TERMS, AND CONDITION............................................10

                        APPENDIX PERFORMANCE MEASUREMENTS

1.        INTRODUCTION

          1.1 This Appendix sets forth the measurements, if met by the applicable SBC Communications Inc. (SBC) owned Incumbent Local Exchange Carrier (ILEC) demonstrate non-discriminatory access to SBC-13STATE's Operations Support Systems (OSS) and cover the five recognized OSS functions (Pre-Ordering, Ordering, Provisioning, Maintenance and Repair, and Billing).

          1.2 SBC Communications Inc. (SBC) means the holding company which owns the following ILECs: Illinois Bell Telephone Company, Indiana Bell Telephone Company, Michigan Bell Telephone Company, Nevada Bell Telephone Company, The Ohio Bell Telephone Company, Pacific Bell Telephone Company, The Southern New England Telephone Company, Southwestern Bell Telephone Company and/or Wisconsin Bell, Inc. d/b/a Ameritech Wisconsin.

          1.3 As used herein, SBC-13STATE means the applicable above listed ILEC doing business in Arkansas, California, Connecticut, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas, and Wisconsin.

          1.4 As used herein, SBC-SWBT means the applicable above listed ILEC doing business in Arkansas, Kansas, Missouri, Oklahoma, and Texas.

          1.5 As used herein, SBC-AMERITECH means the applicable above listed ILEC doing business in Illinois, Indiana, Michigan, Ohio, and Wisconsin.

          1.6 As used herein, SNET means the applicable above listed ILEC doing business in Connecticut.

          1.7 As used herein, PACIFIC means the applicable above listed ILEC doing business in California.

          1.8 As used herein, NEVADA means the applicable above listed ILEC doing business in Nevada.

          1.9 The performance measurements contained herein, notwithstanding any provisions in any other appendix in this Agreement, are not intended to create, modify or otherwise affect parties' rights and obligations with respect to OSS access. The existence of any particular performance measure, or the language describing that measure, is not evidence that CLEC is entitled to any particular manner of access, nor is it evidence that SBC-13STATE is limited to providing any particular manner of access. The parties' rights and obligations to such access are defined elsewhere, including the relevant laws, FCC and PUC decisions/regulations, tariffs, and within this interconnection agreement.

2.        DEFINITIONS

          2.1 When used in this Appendix, the following terms will have the meanings indicated:

                    2.1.1     PERFORMANCE CRITERIA

                              2.1.1.1   The target level of SBC-13STATE
                                        performance specified for each
                                        Performance Measurement. Generally, the
                                        Performance Measurements contained in
                                        this Appendix specify performance equal
                                        to that which SBC-13STATE achieves for
                                        itself in providing equivalent end user
                                        service as the Performance Criterion.

                              2.1.1.2   Performance Measurements for which
                                        parity calculations are not possible
                                        have a specified STANDARD as the
                                        Performance Criterion. Compliance is
                                        assessed by comparing the result
                                        obtained by the CLEC with the applicable standard using an appropriate statistical test. For certain
                                        Performance Measurements, a specific
                                        quantitative target has been adopted as
                                        the Performance Criterion. The
                                        determination of compliance is through
                                        the comparison of the measured
                                        performance delivered to CLEC and the
                                        applicable benchmark.

                    2.1.2     PERFORMANCE MEASURES

                              2.1.2.1   The set of measures listed in all of
                                        Section 5 of this Appendix.

                    2.1.3     NON-COMPLIANCE

                              2.1.3.1 The failure by SBC-13STATE to meet the Performance Criteria for any performance measure identified as an available measurement type in Section 5.

3.        SPECIFIED PERFORMANCE STANDARDS

          3.1 SBC-13STATE will meet the Performance Criteria contained in this Appendix, except for noncompliance with a performance measurement to the extent that such noncompliance was the result of actions or events beyond SBC-13STATE's control, including but not limited to the following: (i) a Force Majeure event; (ii) an act or omission by a CLEC that is contrary to any of its obligations under its interconnection agreement with SBC-13STATE or law; (iii) environmental events beyond SBC-13STATE's control even though not considered "Force Majeure"; and (iv) problems associated with third-party systems or equipment which could not be avoided by SBC-13STATE through the exercise of reasonable diligence, regardless of whether or not such third party systems or equipment were sold to or otherwise being provided to SBC-13STATE.

4.        RECORDS AND REPORTS

          4.1 SBC-13STATE will not levy a separate charge for provision of the data to CLEC called for under this Appendix. Notwithstanding other provisions of this Agreement, the Parties agree that such data and associated records will be deemed Proprietary Information.

          4.2 Reports are to be made available to the CLEC by the 20th day following the close of the calendar month. If the 20th day falls on a weekend or holiday, the reports will be made available the next business day.

          4.3 CLEC will have access to monthly reports through an interactive Website.

          4.4 UNE measurement categories included on the reports will be zero filled as that data is not applicable to resale services.

5.        PERFORMANCE MEASUREMENTS

          SBC-13STATE will provide the following Performance Measurements, in accordance with the Business Rules, under this Agreement:

          5.1       PRE-ORDERING/ORDERING

                    5.1.1     MEASUREMENT: FOC Timeliness
                              BENCHMARKS:
                              *SBC-SWBT/SBC-AMERITECH
                              All Res and Bus - 95%(1)
                              Complex Bus - 94%
                              *PACIFIC/NEVADA
                              Fully electronic flow through - average 20 minutes

-----------------------------------
(1) *Refer to INTERCONNECTION AGREEMENT: General Terms and Conditions paragraph 2.10.1.

                              Electronically received/Manually handled - average 6 hours Manually received/Manually handled - average 12 hours
                              SNET
                              90% LESS THAN OR EQUAL TO 24 business hours (MSAP only)

                    5.1.2     MEASUREMENT:
                              Pre-Order Response Time
                              BENCHMARKS:
                              *SBC-SWBT/SBC-AMERITECH
                               Address Verification           4.7 sec
                               Request for Telephone          4.5 sec
                               Number
                               Request for Customer           6.6 sec.
                               Service Record (CSR)
                               Service Availability           6.6 sec.
                               Service Appointment            1.0 sec.
                               Scheduling (Due Date)
                               Dispatch Required              12.6 sec.
                               PIC                            Diagnostic only

                              *PACIFIC/NEVADA
                              Mechanized:
                               Address Verification           4.5 sec
                               Request for Telephone          4.5 sec
                               Number
                               Request for Customer           10.0 sec.
                               Service Record (CSR)
                               Service Availability           8.0 sec.
                               Service Appointment            2.0 sec.
                               Scheduling (Due Date)
                               Dispatch Required              11.0 sec.
                              Manual:
                              CSRs Standard - 95% in 4 hours (2)
                              SNET
                              98% LESS THAN OR EQUAL TO 5 sec. (MSAP only)

                    5.1.3     MEASUREMENT: Percentage of Flow-Through Order
                              BENCHMARKS:
                              *SBC-SWBT/SBC-AMERITECH
                              Diagnostic only
                              *PACIFIC/NEVADA
                              Diagnostic only

----------------------
(2) *Refer to INTERCONNECTION AGREEMENT: General Terms and Conditions paragraph 2.10.1.

                              SNET
                              Measure not available

                    5.1.4     MEASUREMENT: OSS Interface Availability
                              BENCHMARKS:
                              *SBC-SWBT/SBC-AMERITECH
                              99.5%
                              *PACIFIC/NEVADA
                              Parity for systems used by both PACIFIC/NEVADA and CLEC. 99.25% for OSS interfaces used exclusively by CLECs.
                              SNET
                              98.9% (MSAP only)

                    5.1.5     MEASUREMENT: Completion Notice Timeliness
                              BENCHMARKS:
                              *SBC-SWBT/SBC-AMERITECH
                              97%
                              *PACIFIC/NEVADA
                              Fully electronic (orders that flow through) (LEX, EDI) - average 20 minutes
                              All other interfaces - 90% within 24 hours
                              SNET
                              98% within LESS THAN OR EQUAL TO 2 hours
                              (Dispatched Service Orders only)

          5.2       PROVISIONING

                    5.2.6     MEASUREMENT: Installation Appointment Commitment
                              BENCHMARKS:
                              *SBC-SWBT/SBC-AMERITECH
                              POTS: (3)
                              Resale POTS parity between Field Work compared to SBC-SWBT Field Work (N, T, C order types) and No Field Work compared to SBC-SWBT Retail No Field Work (N, T, and C order types).
                              Design:
                              Parity with SBC-SWBT retail
                              *PACIFIC/NEVADA
                              POTS:   Parity
                              Design: Parity
                              SNET
                              POTS:               PARITY
                              Digital Specials:   PARITY
                              Analog Specials:    PARITY

------------------------
(3) *Refer to INTERCONNECTION AGREEMENT: General Terms and Conditions paragraph 2.10.1.

                    5.2.7     MEASUREMENT:  Installation Trouble Reports
                              BENCHMARKS:
                              *SBC-SWBT/SBC-AMERITECH
                              POTS:
                              Resale POTS parity between Field Work compared to SBC-SWBT Field Work (N, T, C order types) and No Field Work compared to SBC-SWBT Retail No Field Work (N, T, and C order types).
                              Design:
                              Parity with SBC-SWBT retail
                              *PACIFIC/NEVADA
                              POTS:      Parity
                              Design:    Parity
                              SNET
                              POTS:               PARITY
                              Digital Specials:   PARITY
                              Analog Specials:    PARITY

                    5.2.8     MEASUREMENT:  Installation Interval
                              BENCHMARK:
                              *SBC-SWBT/SBC-AMERITECH
                              POTS:
                              Resale POTS parity between Field Work compared to SBC-SWBT Field Work (N, T, C order types) and No Field Work compared to SBC-SWBT Retail No Field Work (N, T, and C order types).
                              Design:
                              Parity with SBC-SWBT retail
                              *PACIFIC/NEVADA
                              POTS:      Parity(4)
                              Design:    Parity
                              DSL:       Parity
                              SNET
                              POTS:
                              Vertical Feature/Simple: PARITY
                              Non Dispatched           PARITY
                              Dispatched               PARITY
                              Digital Specials:        PARITY
                              Analog Specials:         PARITY
                              DSL:                     No measure available.

---------------------------
(4) *Refer to INTERCONNECTION AGREEMENT: General Terms and Conditions paragraph 2.10.1.

                    5.2.9     MEASUREMENT: Delayed Order Interval
                              BENCHMARK:
                              *SBC-SWBT/SBC-AMERITECH
                              POTS:
                              Resale POTS parity between Field Work compared to SBC-SWBT Field Work (N, T, C order types) and No Field Work compared to SBC-SWBT Retail No Field Work (N, T, and C order types).
                              Design:
                              Parity with SBC-SWBT retail
                              *PACIFIC/NEVADA
                              POTS:     Parity
                              Design:   Parity
                              SNET
                              No measure available.

          5.3       MAINTENANCE

                    5.3.10    MEASUREMENT: Repair Appointment Commitment
                              BENCHMARK:
                              *SBC-SWBT/SBC-AMERITECH
                              POTS:
                              Parity with Retail
                              *PACIFIC/NEVADA
                              POTS:     Parity
                              SNET
                              POTS:              Parity
                              Digital Specials:  Parity
                              Analog Specials:   Parity

                    5.3.11    MEASUREMENT: Repeated Trouble Reports
                              BENCHMARK:
                              *SBC-SWBT/SBC-AMERITECH
                              POTS:
                              Parity with Retail
                              Design:
                              Parity with Retail
                              *PACIFIC/NEVADA
                              POTS: Parity
                              Design: Parity
                              SNET
                              POTS: Parity

                    5.3.12    MEASUREMENT: Mean Time to Repair
                              BENCHMARK:
                              *SBC-SWBT/SBC-AMERITECH
                              POTS:
                              Parity with Retail
                              Design:
                              Parity with Retail
                              *PACIFIC/NEVADA
                              POTS:      Parity
                              Design:    Parity
                              SNET
                              POTS:              Parity
                              Digital Specials:  Parity
                              Analog Specials:   Parity

                    5.3.13    MEASUREMENT: Customer Trouble Report Rate
                              BENCHMARK:
                              *SBC-SWBT/SBC-AMERITECH
                              POTS:
                              Parity with Retail
                              Design:
                              Parity with Retail
                              *PACIFIC/NEVADA
                              POTS:   Parity
                              Design: Parity
                              SNET
                              POTS:   Parity

          5.4       BILLING

                    5.4.14    MEASUREMENT: Wholesale Bill Timeliness
                              BENCHMARK:
                              *SBC-SWBT/SBC-AMERITECH
                              95% within 6th work day
                              *PACIFIC/NEVADA
                              99% within 10 days
                              SNET
                              No measure available.

6.        APPLICABILITY OF OTHER RATES, TERMS, AND CONDITIONS

          6.1 Every resale service provided hereunder, shall be subject to all rates, terms and conditions contained in this Agreement which are legitimately related to such resale service. Without limiting the general applicability of the foregoing, the following terms and conditions of the General Terms and Conditions are specifically agreed by the Parties to be legitimately related to, and to be applicable to, each resale service provided hereunder: introduction, definitions, interpretation, construction and severability; description and charges of service; notice of changes; general responsibilities of the Parties; effective date, term and termination; fraud by end users; deposits; billing and payment of charges; non-payment and procedures for disconnection; services; additional terms applicable to resale of services; ancillary services; network and service order conditions; dispute resolution; audits; responsibilities of SWBT; disclaimer of representations and warranties; limitation of liability; responsibilities of CLEC; indemnification; remedies; intellectual property; notices; publicity and use of trademarks or service marks; no license; confidentiality; intervening law; governing law; regulatory approval; changes in End User local exchange service provider selection; compliance and certification; law enforcement; no third party beneficiaries; disclaimer of agency; relationship of the Parties/independent contractor; subcontracting; delegation to affiliate; assignment; force majeure; taxes; non-waiver; customer inquiries; expenses; conflicts of interest; survival; appendices incorporated by reference; authority; counterparts; amendments and modifications; and entire agreement.

                                APPENDIX PRICING

                               TABLE OF CONTENTS


1. INTRODUCTION................................................................................................3

2. RECURRING CHARGES...........................................................................................5

3. NONRECURRING CHARGES........................................................................................5

4. BILLING TIMELINES- THIS SECTION APPLIES TO PACIFIC ONLY.....................................................6

5. BILLING.....................................................................................................6

6. APPLICABILITY OF OTHER RATES, TERMS, AND CONDITIONS.........................................................7

                                APPENDIX PRICING

1.        INTRODUCTION

          1.1 This Appendix sets forth the terms and conditions under which the applicable SBC Communications Inc. (SBC) owned Incumbent Local Exchange Carrier (ILEC) offers services and products to CLEC at the rates, prices and/or charges set forth in the applicable state pricing sheet(s) attached hereto. The services and products offered to CLEC have been divided into two categories: Resale and Other (Resale). These categories are for convenience only and shall not be construed to define or limit any of the terms herein or affect the meaning or interpretation of this Agreement.

          1.2 SBC Communications Inc. (SBC) means the holding company which owns the following ILECs: Illinois Bell Telephone Company, Indiana Bell Telephone Company Incorporated, Michigan Bell Telephone Company, Nevada Bell Telephone Company, The Ohio Bell Telephone Company, Pacific Bell Telephone Company, The Southern New England Telephone Company, Southwestern Bell Telephone Company and/or Wisconsin Bell, Inc. d/b/a Ameritech Wisconsin.

          1.3 SBC-13STATE - As used herein, SBC-13STATE means the applicable above listed ILEC(s) doing business in Arkansas, California, Connecticut, Illinois, Indiana, Kansas, Michigan, Missouri, Nevada, Ohio, Oklahoma, Texas, and Wisconsin.

          1.4 SBC-SWBT - As used herein, SBC-SWBT means the applicable above listed ILEC doing business in Arkansas, Kansas, Missouri, Oklahoma, and Texas.

          1.5 SBC-AMERITECH - As used herein, SBC-AMERITECH means the applicable above listed ILEC(s) doing business in Illinois, Indiana, Michigan, Ohio, and Wisconsin.

          1.6 PACIFIC -As used herein, PACIFIC means the applicable above listed ILEC doing business in California.

          1.7 NEVADA -AS used herein, NEVADA means the applicable above listed ILEC doing business in Nevada.

          1.8 AM-IL -As used herein, AM-IL means the applicable SBC owned ILEC doing business in Illinois.

          1.9 SNET -As used herein, SNET means the applicable above listed ILEC doing business in Connecticut.

          1.10      This section applies to SNET only

                    1.10.1 Other than as specifically set out elsewhere in this Agreement, SNET resale prices are available as described in DPUC ordered CT Access Service Tariff Section 18.

                    1.10.2    Operator Services (OS) and Director Assistance
                              (DA) Monthly Recurring Charges (MRCs) and
                              Nonrecurring Charges (NRCs) are set forth in the Connecticut rate sheet attached.

          1.11      This section applies to AM-IL only

                    1.11.1 Other than as specifically set out elsewhere in this Agreement, AM-IL resale prices are available as described in ILL.C.C. No. 20 Tariff Part 22.

          1.12      This section applies to SBC-AMERITECH only

                    1.12.1 If a rate element, price and/or charge for a product or service contained in, referenced to or otherwise provided by SBC-AMERITECH under this Agreement (including any attached or referenced Appendices) is not listed in this Appendix Pricing, including any rates, prices and/or charges developed in response to a CLEC Bona Fide Request(s) (BFR), such rates, prices and charges shall be determined in accordance with Section 252(d) of the Act; provided however, if SBC-AMERITECH provides a product or service that is not subject to the pricing principles of the Act, such rate(s), prices(s) and/or charges shall be as negotiated by SBC-AMERITECH and CLEC.

                    1.12.2 Except as otherwise agreed upon by the Parties in writing, SBC-AMERITECH shall not be required to provide CLEC a product or service under this Agreement unless and until the Parties have agreed upon a rate element, price or charge (whether a final rate/price/charge or, as agreed upon by the Parties, an interim rate/price/charge subject to a true-up, true-down) applicable to the requested product and/or service.

                    1.12.3 Certain of the rates, prices and charges set forth in this Appendix Pricing were established by the Commission. If during the Term the Commission or the FCC changes a rate, price or charge in an order or docket that generally applies to the products and services available hereunder, the Parties agree to amend this Appendix Pricing to incorporate such new rates, prices and charges with such rates, prices and charges to be effective as of the date specified in such order or docket.

2.        RECURRING CHARGES

          2.1 Unless otherwise identified in the Pricing Tables, where rates are shown as monthly, a month will be defined as a calendar month. The minimum term for each monthly rated Resale or Other (Resale), and Other element service or product will be one (1) month. After the initial month, billing will be on the basis of whole or fractional months used.

          2.2 Where rates, prices or charges consist of usage sensitive charges or per occurrence charges, such rates, prices or charges are classified as "recurring charges".

          2.3 CLEC shall pay for all usage on usage sensitive or per occurrence calls including those that are not completed due to "busy" or "don't answer" status.

3.        NONRECURRING CHARGES

          3.1 Nonrecurring Charges are applicable for both categories of services and products.

          3.2 For Resale, when a CLEC migrates an End User's existing service and the migration service request also includes the addition of new service or features and/or changes or disconnects some portion of the existing service or features, the normal service order charges and/or non-recurring charges associated with said additions and/or changes will apply.

          3.3 The appropriate nonrecurring charges shall apply for each service request processed by SBC-8STATE, including but not limited to the following:

                    3.3.1 Installation (Service Order and Connect);

                    3.3.2 Disconnection (Disconnect);

                    3.3.3 Rearrangement/modification (Change);

                    3.3.4 Record Order (Record)

          3.4 Some items, which must be individually charged, are billed as nonrecurring charges.

          3.5 CLEC shall pay a service order processing administration charge for each service order submitted by CLEC to SBC-AMERITECH to process a request for installation, disconnection, rearrangement, changes to or record orders for Resale.

          3.6 Time and Material charges (a.k.a. additional labor charges) are defined in the document specified below for the ILEC indicated.

                    3.6.1     Tariff Schedule Cal P.U.C. No.175-T for PACIFIC.

                    3.6.2     FCC Tariff 73 for SBC-SWBT AND NEVADA.

                    3.6.3     The applicable pricing appendix for SBC-AMERITECH.

4.        BILLING TIMELINES- THIS SECTION APPLIES TO PACIFIC ONLY

          4.1 To the extent that any billing for services or products offered under this Agreement is made through PACIFIC's Carrier Access Billing System (CABS), the prices for monthly recurring charges (MRCs) and nonrecurring charges (NRCs) provided for in this Agreement may take a substantial period of time from the Effective Date of this Agreement to implement in PACIFIC's CABS.

          4.2 To the extent that any billing for services or products offered under this Agreement is made through PACIFIC's CABS, any prices for MRCs and NRCs subsequently adopted by the CPUC may take a substantial period of time from the date of the final order to implement in CABS and shall comply with any Commission timeline.

          4.3       Until such time as any prices discussed in Section 5.1 or
                    Section 5.2 above are implemented in CABS, PACIFIC may continue to bill at the established prices contained within the most recent prior interconnection agreement between the Parties, if any. If there is no prior interconnection agreement between the Parties, PACIFIC shall bill at the prices PACIFIC is currently billing one or more of its other CLEC customers that, in PACIFIC's good faith judgment, most closely match the prices applicable hereunder.

          4.4 Due to this CABS billing implementation time period, a true-up or true-down of all such prices, without interest, retroactive to the effective date specified in the order or docket, will be due upon billing implementation of the new prices.

5.        BILLING

          5.1 For information regarding billing, non-payment, disconnection, and dispute resolution, see the General Terms and Conditions of this Agreement.

6.        APPLICABILITY OF OTHER RATES, TERMS, AND CONDITIONS

          6.1 Every resale service provided hereunder, shall be subject to all rates, terms and conditions contained in this Agreement which are legitimately related to such resale service. Without limiting the general applicability of the foregoing, the following terms and conditions of the General Terms and Conditions are specifically agreed by the Parties to be legitimately related to, and to be applicable to, each resale service provided hereunder: introduction, definitions, interpretation, construction and severability; description and charges of service; notice of changes; general responsibilities of the Parties; effective date, term and termination; fraud by end users; deposits; billing and payment of charges; non payment and procedures for disconnection; services; additional terms applicable to resale of services; ancillary services; network and service order conditions; dispute resolution; audits; responsibilities of SWBT; disclaimer of representations and warranties; limitation of liability; responsibilities of CLEC; indemnification; remedies; intellectual property; notices; publicity and use of trademarks or service marks; no license; confidentiality; intervening law; governing law; regulatory approval; changes in End User local exchange service provider selection; compliance and certification; law enforcement; no third party beneficiaries; disclaimer of agency; relationship of the Parties/independent contractor; subcontracting; delegation to affiliate; assignment; force majeure; taxes; non waiver; customer inquiries; expenses; conflicts of interest; survival; appendices incorporated by reference; authority; counterparts; amendments and modifications; and entire agreement.

TBD- To be determined
NRO- Nonrecurring only
ICB- Individual Case Basis
NA- Not applicable

                                    AMERITECH
                                TELEPHONE COMPANY
                                    ILLINOIS
                                      Rates
                                 January 7, 2000



                    RESALE

                              See ILL.C.C. No. 20 Tariff Part 22

                    LINE CONNECTION CHARGE
                    Residence                                                               NA
                    Business                                                                NA

                    SERVICE ORDER/SERVICE REQUEST CHARGE
                    Residence                                                           $18.85
                    Business                                                            $14.12

                    NON-ELECTRONIC (MANUAL) SERVICE ORDER CHARGE
                    Residence                                                           $24.19
                    Business                                                            $17.17

TBD- To be determined
NRO- Nonrecurring only
ICB- Individual Case Basis
NA- Not applicable

                                    AMERITECH
                                TELEPHONE COMPANY
                                     INDIANA
                                      Rates
                                 January 7, 2000



                                                                      AIT GENERIC RATES
                                                                      AIT RECURRING                 AIT NON-REC.

      RESALE
                                                                              RESALE DISCOUNTS
      BUSINESS                                                           RECURRING     NON-RECURRING
      LOCAL EXCHANGE SERVICE
      Business 1 Party                                                     21.46%          21.46%
      Business - Measured                                                  21.46%          21.46%
      Customer Operated Pay Telephone (COPT)                               21.46%          21.46%

      EXPANDED LOCAL CALLING
      Extended Area Service                                                21.46%          21.46%

      VERTICAL SERVICES
      Anonymous Call Rejection                                             21.46%          21.46%
      Repeat Dialing (Auto Redial)                                         21.46%          21.46%
      Repeat Dialing-Per Use (Auto Redial - Usage Sensitive)               21.46%          21.46%
      Call Blocker                                                         21.46%          21.46%
      Call Forwarding                                                      21.46%          21.46%
      Call Forwarding - Busy Line                                          21.46%          21.46%
      Call Forwarding - Busy Line/Don't Answer                             21.46%          21.46%
      Call Forwarding - Don't Answer                                       21.46%          21.46%
      Automatic Call Back (Call Return)                                    21.46%          21.46%
      Automatic Call Back-Per Use (Call Return - Usage Sensitive)          21.46%          21.46%
      Call Trace                                                           21.46%          21.46%
      Call Waiting                                                         21.46%          21.46%
      Caller ID With Name (Calling Name)                                   21.46%          21.46%
      Caller ID (Calling Number)                                           21.46%          21.46%
      MultiRing Service -1 (Personalized Ring -1 Dependent Number)         21.46%          21.46%
      MulfiRing Service -2 (Personalized Ring - 2 Dependent Numbers)       21.46%          21.46%
      Remote Access to Call Forwarding (Grandfathered)                      0.00%           0.00%
      Selective Call Forwarding                                             0.00%           0.00%
      Multi-Path Call Forwarding (Simultaneous Call Forwarding)            21.46%          21.46%
      Remote Call Forwarding-Per Feature                                   21.46%          21.46%
      RCF, Interstate, Interexchange                                       21.46%          21.46%
      RCF, Intrastate                                                      21.46%          21.46%
      RCF, Interstate, International                                       21.46%          21.46%
      RCF, Intrastate, Interexchange                                       21.46%          21.46%
      RCF to 800                                                           21.46%          21.46%
      RCF Additional                                                       21.46%          21.46%
      Speed Calling 8                                                      21.46%          21.46%
      Speed Calling 30                                                     21.46%          21.46%
      Three Way Calling                                                    21.46%          21.46%
      Call Screening                                                       21.46%          21.46%
      Busy Line Transfer                                                   21.46%          21.46%
      Alternate Answer                                                     21.46%          21.46%
      Message Waiting - Tone                                               21.46%          21.46%
      Easy Call                                                            21.46%          21.46%
      Prime Number Service                                                 21.46%          21.46%
      AMERITECH Privacy Manager                                            21.46%          21.46%
      Name and Number Delivery Service                                     21.46%          21.46%

      DID
      DID                                                                  21.46%          21.46%

      TRUNKS
      Trunk                                                                21.46%          21.46%

TBD- To be determined
NRO- Nonrecurring only
ICB- Individual Case Basis
NA- Not applicable

                                    AMERITECH
                                TELEPHONE COMPANY
                                     INDIANA
                                      Rates
                                 January 7, 2000



                                                                      AIT GENERIC RATES
                                                                      AIT RECURRING                AIT NON-REC.
      AIN
      Area Wide Networking                                                21.46%           21.46%
      Ameritech Switch Alternate Routing (ANSAR)                          21.46%           21.46%
      Ameritech Customer Location Alternate Routing (ACLAR)               21.46%           21.46%

      OTHER
      Grandfathered Services                                               0.00%            0.00%
      Promotions (Greater than 90 days)                                   21.46%           21.46%
      Touch Tone (Business)                                               21.46%           21.46%
      Touch Tone (Trunk)                                                  21.46%           21.46%
      900/976 Call Blocking (90O/976 Call Restriction)                        0%
      976 (976 Information Delivery Service)                                  0%
      Access Services (See Access Tariff)                                     0%               0%
      Additional Directory Listings                                       21.46%           21.46%
      Carrier Disconnect Service (Company Initiated Suspension                0%               0%
        Service)
      Connection Services                                                 21.46%           21.46%
      Premise Services/Line Backer (Maintenance of Service Charges)           0%               0%
      Shared Tenant Service                                                   0%               0%

      ISDN
      ISDN                                                                21.46%           21.46%

      DIRECTORY ASSISTANCE SERVICES                                       21.46%           20.29%
      Local Operator Assistance Service                                   21.46%           21.46%

      TOLL
      TOLL                                                                21.46%           21.46%

      OPTIONAL TOLL CALLING PLANS
      Optional Toll Calling Plans                                         21.46%           21.46%

      CENTREX (PLEXAR)
      Ameritech Centrex Service ACS                                       21.46%           21.46%
      Ameritech Centrex Network Manager                                    0.00%            0.00%

      PRIVATE LINE
      Analog Private Lines                                                21.46%           21.46%
      Private Line Channel Services                                       21.46%           21.46%

      RESIDENCE                                                              RESALE DISCOUNTS
      LOCAL EXCHANGE SERVICE                                          RECURRING     NON-RECURRING
      Life Line                                                            0.00%            0.00%
      Residence 1 Party                                                   21.46%           21.46%
      Residence Measured                                                  21.46%           21.46%

      EXPANDED LOCAL CALLING
      Extended Area Service                                               21.46%           21.46%

      VERTICAL SERVICES
      Anonymous Call Rejection                                            21.46%           21.46%
      Repeat Dialing (Auto Redial)                                        21.46%           21.46%
      Repeat Dialing -Per Use (Auto Redial - Usage Sensitive)             21.46%           21.46%
      Call Blocker                                                        21.46%           21.46%
      Call Forwarding                                                     21.46%           21.46%
      Call Forwarding - Busy Line                                         21.46%           21.46%
      Call Forwarding - Busy Line/Don't Answer                            21.46%           21.46%
      Call Forwarding - Don't Answer                                      21.46%           21.46%
      Automatic Call-Back (Call Return)                                   21.46%           21.46%
      Automatic Call-Back Per Use (Call Return - Usage Sensitive)         21.46%           21.46%
      Call Trace                                                          21.46%           21.46%
      Call Waiting                                                        21.46%           21.46%
      Caller ID with Name (Calling Name)                                  21.46%           21.46%
      Caller ID (Calling Number)                                          21.46%           21.46%
      Multi-Ring Service - 1 (Personalized Ring- 1 dependent number)      21.46%           21.46%
      Multi-Ring Service - 2 (Personalized Ring - 2 dependent             21.46%           21.46%
         numbers - 1st dependent number)
      Remote Access to Call Forwarding (GF)                               21.46%           21.46%

TBD- To be determined
NRO- Nonrecurring only
ICB- Individual Case Basis
NA- Not applicable

                                    AMERITECH
                                TELEPHONE COMPANY
                                     INDIANA
                                      Rates
                                 January 7, 2000



                                                                      AIT GENERIC RATES
                                                                      AIT RECURRING               AIT NON-REC.
      RCF, Interstate, Interexchange                                       21.46%          21.46%
      RCF, Intrastate                                                      21.46%          21.46%
      RCF, Interstate, International                                       21.46%          21.46%
      RCF, Intrastate, Interexchange                                       21.46%          21.46%
      RCF to 800                                                           21.46%          21.46%
      RCF Additional                                                       21.46%          21.46%
      Selective Call Forwarding                                            21.46%          21.46%
      Speed Calling 8                                                      21.46%          21.46%
      Three Way Calling                                                    21.46%          21.46%
      Call Screening                                                       21.46%          21.46%
      Busy Line Transfer                                                   21.46%          21.46%
      Alternate Answer                                                     21.46%          21.46%
      Message Waiting - Tone                                               21.46%          21.46%
      Easy Call                                                            21.46%          21.46%
      AMERITECH Privacy Manager                                            21.46%          21.46%
      Name and Number Delivery Service                                     21.46%          21.46%

      ISDN
      ISDN                                                                 21.46%          21.46%

      DIRECTORY ASSISTANCE SERVICES                                        21.46%          21.46%
      Local Operator Assistance Service                                    21.46%          21.46%

      OTHER

      Grandfathered Services                                                0.00%           0.00%
      Promotions (Greater than 90 Days)                                    21.46%          21.46%
      Touch Tone                                                           21.46%          21.46%
      Home Services Packages                                               21.46%          21.46%
      900/976 Call Blocking (900/976 Call Restriction)                     21.46%          21.46%
      976 (976 Information Delivery Service)                               21.46%          21.46%
      Access Services (See Access Tariff)                                      0%              0%
      Additional Directory Listings                                        21.46%          21.46%
      Carrier Disconnect Service (Company initiated Suspension             21.46%          21.46%
        Service)
      Connection Services                                                  21.46%          21.46%
      Premise Services/Line Backer (Maintenance of Service Charges)            0%              0%
      Shared Tenant Service                                                    0%              0%

      TOLL

      Custom and Dedicated 800 Service (Home 800)                          21.46%          21.46%
      IntraLATA  MTS                                                       21.46%          21.46%
      Toll Restriction                                                     21.46%          21.46%

      ELECTRONIC BILLING INFORMATION DATA (DAILY USAGE)                    $0.00
      per message

      LOCAL DISCONNECT REPORT (LDR)
      Per WTN                                                              $0.00

      LINE CONNECTION CHARGE
      Residence                                                                               N/A
      Business                                                                                N/A

      SERVICE ORDER/SERVICE REQUEST CHARGE
      Residence                                                                            $21.21
      Business                                                                             $30.63

      NON-ELECTRONIC MANUAL) SERVICE ORDER CHANGE
      Residence                                                                             $9.02
      Business                                                                              $9.02

TBD- To be determined
NRO- Nonrecurring only
ICB- Individual Case Basis
NA- Not applicable

                                    AMERITECH
                                TELEPHONE COMPANY
                                    MICHIGAN
                                      Rates
                                 January 7, 2000




                                                                 AIT GENERIC RATES
                                                                 AIT RECURRING            AIT NON-REC.
RESALE
                                                                       RESALE DISCOUNTS
      BUSINESS                                                     RECURRING   NON-RECURRING
      LOCAL EXCHANGE SERVICE
      Business 1 Party                                               18.15%        18.15%
      Business - Measured                                            18.15%        18.15%
      Customer Operated Pay Telephone (COPT)                         18.15%        18.15%

      EXPANDED LOCAL CALLING
      Interzone                                                      18.15%        18.15%

      VERTICAL SERVICES
      Anonymous Call Rejection                                       18.15%        18.15%
      Repeat Dialing (Auto Redial)                                   18.15%        18.15%
      Repeat Dialing-Per Use (Auto Redial - Usage Sensitive)         18.15%        18.15%
      Call Blocker                                                   18.16%        18.15%
      Call Forwarding                                                18.15%        18.15%
      Call Forwarding - Busy Line                                    18.15%        18.15%
      Can Forwarding - Busy Line/Don't Answer                        18.15%        18.15%
      Call Forwarding - Don't Answer                                 18.15%        18.15%
      Automatic CallBack (Call Return)                               18.15%        18.15%
      Automatic CallBack-Per Use (Call Return - Usage Sensitive)     18.15%        18.15%
      Call Trace                                                     18.15%        18.15%
      Call Waiting                                                   18.15%        18.15%
      Caller ID WithName (Calling Name)                              18.15%        18.15%
      Caller ID (Calling Number)                                     18.15%        18.15%
      MulfiRing Service -1 (Personalized Ring -1 Dependent           18.15%        18.15%
         Number)
      Multi-Ring Service -2 (Personalized Ring - 2 Dependent         18.15%        18.15%
         Numbers)
      Remote Access to Call Forwarding (Grandfathered)                   0%            0%
      Selective Call Forwarding                                          0%            0%
      Multi-Path Call Forwarding (Simultaneous Call Forwarding)      18.15%        18.15%
      Remote Call Forwarding-Per Feature                             18.15%        18.15%
      RCF, Interstate, Interexchange                                 18.15%        18.15%
      RCF, Intrastate                                                18.15%        18.15%
      RCF, Interstate, International                                 18.15%        18.15%
      RCF, Intrastate, Interexchange                                 18.15%        18.15%
      RCF to 800                                                     18.15%        18.15%
      RCF Additional                                                 18.15%        18.15%
      Speed Calling 8                                                18.15%        18.15%
      Speed Calling 30                                               18.15%        18.15%
      Three Way Calling                                              18.15%        18.15%
      Call Screening                                                 18.15%        18.15%
      Busy Line Transfer                                             18.15%        18.15%
      Alfernate Answer                                               18.15%        18.15%
      Message Waiting - Tone                                         18.15%        18.15%
      Easy Call                                                      18.15%        18.15%
      Prime Number Service                                           18.15%        18.15%
      AMERITECH Privacy Manager                                      18.15%        18.15%
      Name and Number Delivery Service                               18.15%        18.15%

      DID
      DID                                                            18.15%        18.15%

      TRUNKS
      Trunk                                                          18.15%        18.15%

      AIN
      Area Wide Networking                                           18.15%        18.15%
      Ameritech Switch Alternate Routing (ANSAR)                     18.15%        18.15%
      Ameritech Customer Location Alternate Routing (ACLAR)          18.15%        18.15%

      OTHER
      Grandfathered Services                                          0.00%         0.00%
      Promotions (Greater than 90 days)                              18.15%        18.15%
      TouchTone (Business)                                           18.15%        18.15%
      TouchTone (Trunk)                                              18.15%        18.15%
      900/976 Call Blocking (900/976 Call Restriction)                   0%            0%
      976 (976 Information Delivery  Service)                            0%            0%
      Access Services (See Access Tariff)                                              0%
      Additional Directory  Listings                                 18.15%        18.15%

TBD- To be determined
NRO- Nonrecurring only
ICB- Individual Case Basis
NA- Not applicable

                                    AMERITECH
                                TELEPHONE COMPANY
                                    MICHIGAN
                                      Rates
                                 January 7, 2000



                                                                            AIT GENERIC RATES
                                                                            AIT RECURRING           AIT NON-REC.
       Carrier Disconnect  Service (Company Initiated Suspension                     0%         0%
         Service)
       Connection Services                                                       18.15%     18.15%
       Premise Services/Line Backer (Maintenance of Service Chaw)                    0%         0%
       Shared Tenant Service                                                         0%         0%

       ISDN
       ISDN                                                                      18.15%     18.15%

       DIRECTORY ASSISTANCE SERVICES
       Directory Assistance Services                                             18.15%     20.29%
       Local Operator Assiustance Service                                        18.15%     18.15%

       TOLL
       TOLL                                                                      18.15%     18.15%

       OPTIONAL TOLL CALLING PLANS
       Optional Toll Calling Plans                                               18.15%     18.15%

       CENTREX(PLEXAR)
       Americtech Centrex Service ACS                                            18.15%     18.15%
       Ameritech Centrex Network Manager                                             0%         0%

       PRIVATE LINE
       Analog Private Lines                                                      18.15%     18.15%
       Private Line Channel Services                                             18.15%     18.15%


       RESIDENCE                                                                  RESALE DISCOUNTS
       LOCAL EXCHANGE SERVICE                                                 RECURRING   NON-RECURRING

        Life Line                                                                    0%         0%
        Residence 1 Party                                                        18.15%     18.15%
        Residence Measured                                                       18.15%     18.15%

        EXPANDED LOCAL CALLING
        Interzone                                                                18.15%     18.15%

        VERTICAL SERVICES
        Anonymous Call Rejection                                                 18.15%     18.15%
        Repeat Dialing (Auto Redial)                                             18.15%     18.15%
        Repeat  Dialing -Per Use (Auto Redial - Usage Sensitive)                 16.15%     18.15%
        Call Blocker                                                             18.15%     18.15%
        Call Forwarding                                                          18.15%     18.15%
        Call Forwarding - Busy Line                                              18.15%     18.15%
        Call Forwarding - Busy Line/Don't Answer                                 18.15%     18.15%
        Call Forwarding - Don't  Answer                                          18.15%     18.15%
        Automatic Call-Back (Call Return)                                        18.15%     18.15%
        Automatic Call-Back Per Use (Call Return - Usage                         18.15%     18.15%
          Sensitive)
        Call Trace                                                               18.15%     18.15%
        Call Waiting                                                             18.15%     18.15%
        Caller ID with Name (Calling Name)                                       18.15%     18.15%
        Caller ID (Calling Number)                                               18.15%     18.15%
        Multi-Ring Service - 1 (Personalized Ring- I dependent                   18.15%     18.15%
           number)
        Multi-Ring Service - 2 (Personalized Ring - 2 dependent                  18.15%     18.15%
           numbers - 1st  dependent  number
        Priority Call                                                            18.15%     18.15%
        Remote Access to Call Forwarding (GF)                                        0%         0%
        RCF, Interstate, Interexchange                                           18.15%     18.15%
        RCF, Intrastate                                                          18.15%     18.15%
        RCF, Interstate, International                                           18.15%     18.15%
        RCF, Intrastate, Interexchange                                           18.15%     18.15%
        RCF to 800                                                               18.15%     18.15%
        RCF Additional                                                           18.15%     18.15%
        Selective Call Forwarding                                                16.15%     18.15%
        Speed Calling 8                                                          18.15%     18.15%
        Three Way  Calling                                                       18.15%     18.15%
        Call Screening                                                           18.15%     18.15%
        Busy Line Transfer                                                       18.15%     18.15%
        Alternate Answer                                                         18.15%     18.15%
        Waiting - Tone                                                           18.15%     18.15%
        Easy Call                                                                18.15%     18.15%
        AMERITECH Privacy Manager                                                18.15%     18.15%
        Name and Number Delivery Service                                         18.15%     18.15%

TBD- To be determined
NRO- Nonrecurring only
ICB- Individual Case Basis
NA- Not Applicable

                                    AMERITECH
                                TELEPHONE COMPANY
                                    MICHIGAN
                                      Rates
                                 January 7, 2000



                                                                 AIT GENERIC RATES
                                                                 AIT RECURRING            AIT NON-REC.
     ISDN
     ISDN                                                            18.15%        18.15%

     DIRECTORY ASSISTANCE SERVICES
     Directory Assistance Services                                   18.15%        18.15%
     Local Operator Assistance Service                               18.15%        18.15%

     OTHER

     Grandfathered Services                                              0%            0%
     Promotions (Greater than 90 Days)                               18.15%        18.15%
     TouchTone                                                       18.15%        18.15%
     Home Services Packages                                          18.15%        18.15%
     900/976 Call Blocking (900/976 Call Restriction)                    0%            0%
     976 (976 Information Delivery Service)                              0%            0%
     Access Services (See Access Tariff)                                 0%            0%
     Additional Directory Listings                                   18.15%        18.15%
     Carrier Disconnect Service (Company Initiated Suspension            0%            0%
       Service)
     Connection Services                                             18.15%        18.15%
     Premise Service/Line Backer (Maintenance of Service                 0%            0%
       Charges)
     Shared Tenant Service                                               0%            0%

     TOLL
     Toll                                                            18.15%        18.15%

     ELECTRONIC BILLING INFORMATION DATA (DAILY USAGE)                $0.00
     per message

     LOCAL DISCONNECT REPORT (LDR)
     Per WTN                                                          $0.00

     LINE CONNECTION CHARGE
     Residence                                                                     $34.38
     Business                                                                      $34.38

     SERVICE ORDER/SERVICE REQUEST CHARGE
     Residence                                                                        N/A
     Business                                                                         N/A

     NON-ELECTRONIC (MANUAL)  SERVICE ORDER  CHARGE
     Residence                                                                      $8.91
     Business                                                                       $8.91

TBD- To be determined
NRO- Nonrecurring only
ICB- Individual Case Basis
NA- Not Applicable

                                    AMERITECH
                                TELEPHONE COMPANY
                                      OHIO
                                      Rates
                                 January 7, 2000



                                                                      AIT GENERIC RATES
                                                                      AIT RECURRING                AIT NON-REC.
RESALE
                                                                             RESALE DISCOUNTS
      BUSINESS                                                        RECURRING      NON-RECURRING
      LOCAL EXCHANGE SERVICE
      Business 1 Party                                                    20.29%           20.29%
      Business - Measured                                                 20.29%           20.29%
      Customer Operated Pay Telephone (COPT)                              20.29%           20.29%

      EXPANDED LOCAL CALLING
      Extended Area Service                                               20.29%           20.29%

      VERTICAL SERVICES
      Anonymous Call Rejection                                            20.29%           20.29%
      Repeat Dialing (Auto Redial)                                        20.29%           20.29%
      Repeat Dialing-Per Use (Auto Redial - Usage Sensitive)              20.29%           20.29%
      Call Blocker                                                        20.29%           20.29%
      Call Forwarding                                                     20.29%           20.29%
      Call Forwarding - Busy Line                                         20.29%           20.29%
      Call Forwarding - Busy Line/Don't Answer                            20.29%           20.29%
      Call Forwarding - Don't Answer                                      20.29%           20.29%
      Automatic CallBack (Call Return)                                    20.29%           20.29%
      Automatic CallBack-Per Use (Call Return - Usage Sensitive)          20.29%           20.29%
      Call Trace                                                          20.29%           20.29%
      Call Waiting                                                        20.29%           20.29%
      Caller ID WithName (Calling Name)                                   20.29%           20.29%
      Caller ID (Calling Number)                                          20.29%           20.29%
      MultiRing Service -1 (Personalized Ring -1 Dependent Number)        20.29%           20.29%
      MultiRing Service -2 (Personalized Ring - 2 Dependent Numbers)      20.29%           20.29%
      Remote Access to Call Forwarding (Grandfathered)                     0.00%            0.00%
      Selective Call Forwarding                                            0.00%            0.00%
      Multi-Path Call Forwarding (Simultaneous Call Forwarding)           20.29%           20.29%
      Remote Call Forwarding-Per Feature                                  20.29%           20.29%
      RCF, Interstate, Interexchange                                      20.29%           20.29%
      RCF, Intrastate                                                     20.29%           20.29%
      RCF, Interstate, International                                      20.29%           20.29%
      RCF, Intrastate, Interexchange                                      20.29%           20.29%
      RCF to 800                                                          20.29%           20.29%
      RCF Additional                                                      20.29%           20.29%
      Speed Calling 8                                                     20.29%           20.29%
      Speed Calling 30                                                    20.29%           20.29%
      Three Way Calling                                                   20.29%           20.29%
      Call Screening                                                      20.29%           20.29%
      Busy Line Transfer                                                  20.29%           20.29%
      Alternate Answer                                                    20.29%           20.29%
      Message Waiting - Tone                                              20.29%           20.29%
      Easy Call                                                           20.29%           20.29%
      Prime Number Service                                                20.29%           20.29%
      AMERITECH Privacy Manager                                           20.29%           20.29%
      Name and Number Delivery Service                                    20.29%           20.29%

      DID
      DID                                                                 20.29%           20.29%

      TRUNKS
      Trunk                                                               20.29%           20.29%

TBD- To be determined
NRO- Nonrecurring only
ICB- Individual Case Basis
NA- Not Applicable

                                    AMERITECH
                                TELEPHONE COMPANY
                                      OHIO
                                      Rates
                                 January 7, 2000



                                                                      AIT GENERIC RATES
                                                                      AIT RECURRING               AIT NON-REC.
      AIN
      Area Wide Networking                                                20.29%           20.29%
      Emergency Referral Message Service (Disaster Routing Service)       20.29%           20.29%
      Ameritech Switch Alternate Routing (ANSAR)                          20.29%           20.29%
      Ameritech Customer Locaiton Alternate Routing (ACLAR)               20.29%           20.29%

      OTHER
      Grandfathered Services                                               0.00%            0.00%
      Promotions (Greater than 90 days)                                   20.29%           20.29%
      TouchTone (Business)                                                20.29%           20.29%
      TouchTone (Trunk)                                                   20.29%           20.29%

      ISDN
      ISDN                                                                20.29%           20.29%

      DIRECTORY ASSISTANCE SERVICES                                       20.29%           20.29%
      Local Operator Assiustance Service                                  20.29%           20.29%

      TOLL
      TOLL                                                                20.29%           20.29%

      OPTIONAL TOLL CALLING PLANS
      Optional Toll Calling Plans                                         20.29%           20.29%

      CENTREX (PLEXAR)
      CENTREX ACS                                                         20.29%           20.29%
      CENTREX ACS Ameritech CENTREX Network Manager                        0.00%            0.00%

      PRIVATE LINE
      Analog Private Lines                                                20.29%           20.29%
      Private Line Channel Services                                       20.29%           20.29%

      RESIDENCE                                                              RESALE DISCOUNTS
      LOCAL EXCHANGE SERVICE                                          RECURRING        NON-RECURRING
      Life Line                                                            0.00%            0.00%
      Residence 1 Party                                                   20.29%           20.29%
      Residence Measured                                                  20.29%           20.29%

      EXPANDED LOCAL CALLING
      Extended Area Service                                               20.29%           20.29%

      VERTICAL SERVICES
      Anonymous Call Rejection                                            20.29%           20.29%
      Repeat Dialing (Auto Redial)                                        20.29%           20.29%
      Repeat Dialing -Per Use (Auto Redial - Usage Sensitive)             20.29%           20.29%
      Call Blocker                                                        20.29%           20.29%
      Call Forwarding                                                     20.29%           20.29%
      Call Forwarding - Busy Line                                         20.29%           20.29%
      Call Forwarding - Busy Line/Don't Answer                            20.29%           20.29%
      Call Forwarding - Don't Answer                                      20.29%           20.29%
      Automatic Call-Back (Call Return)                                   20.29%           20.29%
      Automatic Call-Back Per Use (Call Return - Usage Sensitive)         20.29%           20.29%
      Call Trace                                                          20.29%           20.29%
      Call Waiting                                                        20.29%           20.29%
      Caller ID with Name (Calling Name)                                  20.29%           20.29%
      Caller ID (Calling Number)                                          20.29%           20.29%
      Multi-Ring Service - 1 (Personalized Ring - 1 dependent number)     20.29%           20.29%
      Multi-Ring Service - 2 (Personalized Ring - 2 dependent             20.29%           20.29%
        numbers - 1st dependent number)
      Remote Access to Call Forwarding (GF)                                0.00%            0.00%
      RCF, Interstate, Interexchange                                      20.29%           20.29%
      RCF, Intrastate                                                     20.29%           20.29%
      RCF, Interstate, International                                      20.29%           20.29%
      RCF, Intrastate, Interexchange                                      20.29%           20.29%
      RCF to 800                                                          20.29%           20.29%
      RCF Additional                                                      20.29%           20.29%

TBD- To be determined
NRO- Nonrecurring only
ICB- Individual Case Basis
NA- Not Applicable

                                    AMERITECH
                                TELEPHONE COMPANY
                                      OHIO
                                      Rates
                                 January 7, 2000

                                                                APPENDIX PRICING
                                                       AM-OH/essential.com, INC.


                                                                      AIT GENERIC RATES
                                                                      AIT RECURRING               AIT NON-REC.
      Selective Call Forwarding                                            20.29%           20.29%
      Speed Calling 8                                                      20.29%           20.29%
      Three Way Calling                                                    20.29%           20.29%
      Call Screening                                                       20.29%           20.29%
      Busy Line Transfer                                                   20.29%           20.29%
      Alternate Answer                                                     20.29%           20.29%
      Message Waiting - Tone                                               20.29%           20.29%
      Easy Call                                                            20.29%           20.29%
      AMERITECH Privacy Manager                                            20.29%           20.29%
      Name and Number Delivery Service                                     20.29%           20.29%

      ISDN
      ISDN                                                                 20.29%           20.29%

      DIRECTORY ASSISTANCE SERVICES                                        20.29%           20.29%
      Local Operator Assistance Service                                    20.29%           20.29%

      OTHER

      Grandfathered Services                                                0.00%           0.00%
      Promotions (Greater than 90 Days)                                    20.29%           20.29%
      TouchTone                                                            20.29%           20.29%
      Home Services Packages                                               20.29%           20.29%

      TOLL

      Custom and Dedicated 800 Service (Home 800)                          20.29%           20.29%
      IntraLATA MTS                                                        20.29%           20.29%
      900/976 Call Blocking (900/976 Call Restriction)                     20.29%           20.29%
      976 (976 Information Delivery Service)                               20.29%           20.29%
      Access Services (See Access Tariff)                                      0%               0%
      Additional Directory Listings                                        20.29%           20.29%
      Carrier Disconnect Service (Company Initiated Suspension             20.29%           20.29%
      Service)
      Connection Services                                                  20.29%           20.29%
      Premise Service/Line Backer (Maintenance of Service Charges)             0%              0%
      Shared Tenant Service                                                    0%              0%
      Toll Restriction                                                     20.29%           20.29%

      ELECTRONIC BILLING INFORMATION DATA (DAILY USAGE)                    $0.00
        per message

      LOCAL DISCONNECT REPORT (LDR)
       Per WTN                                                             $0.00

      LINE CONNECTION CHARGE
      Complex (Residence)                                                                     N/A
      Complex (Business)                                                                      N/A
      Simple (Residence)                                                                      N/A
      Simple (Business)                                                                       N/A

      SERVICE ORDER/SERVICE REQUEST CHARGE
      Complex (Residence)                                                                  $14.07
      Complex (Business)                                                                   $12.63
      Simple (Residence)                                                                   $14.07
      Simple (Business)                                                                    $20.33

      NON-ELECTRONIC (MANUAL) SERVICE ORDER CHARGE
      Complex (Residence)                                                                   $9.02
      Complex (Business)                                                                    $9.02
      Simple (Residence)                                                                    $9.02
      Simple (Business)                                                                     $9.02

TBD- To be determined
NRO- Nonrecurring only
ICB- Individual Case Basis
NA- Not Applicable

                                    AMERITECH
                                TELEPHONE COMPANY
                                    WISCONSIN
                                      Rates
                                 January 7, 2000

                                                                APPENDIX PRICING
                                                       AM-WI/essential.com, INC.


      RESALE
                                                                            RESALE DISCOUNTS
      BUSINESS                                                        RECURRING      NON-RECURRING
      LOCAL EXCHANGE SERVICE
      Business 1 Party                                                     17.50%         27.50%
      Business - Measured                                                  17.50%         27.50%
      Customer Operated Pay Telephone (COPT)                               17.50%         27.50%

      EXPANDED LOCAL CALLING
      Extended Area Service                                                20.00%         20.00%

      VERTICAL SERVICES
      Anonymous Call Rejection                                             25.00%         25.00%
      Repeat Dialing (Auto Radial)                                         25.00%         25.00%
      Repeat Dialing-Per Use (Auto Redial - Usage Sensitive)               25.00%         25.00%
      Call Blocker                                                         25.00%         25.00%
      Call Forwarding                                                      25.00%         25.00%
      Call Forwarding - Busy Line                                          25.00%         25.00%
      Call Forwarding - Busy Line/Don't Answer                             25.00%         25.00%
      Call Forwarding - Don't Answer                                       25.00%         25.00%
      Automatic CallBack (Call Return)                                     25.00%         25.00%
      Automatic CallBack-Per Use (Call Return - Usage Sensitive)           25.00%         25.00%
      Call Trace                                                           25.00%         25.00%
      Call Waiting                                                         25.00%         25.00%
      Caller ID WithName (Calling Name)                                    25.00%         25.00%
      Caller ID (Calling Number)                                           25.00%         25.00%
      MultiRing Service -1 (Personalized Ring - 1 Dependent Number)        25.00%         25.00%
      MutliRing Service -2 (Personalized Ring - 2 Dependent Numbers)       25.00%         25.00%
      Remote Access to Call Forwarding (Grandfathered)                      0.00%          0.00%
      Selective Call Forwarding                                             0.00%          0.00%
      Multi-Path Call Forwarding (Simultaneous Call Forwarding)            25.00%         25.00%
      Remote Call Forwarding-Per Feature                                   25.00%         25.00%
      RCF, Interstate, Interexchange                                       25.00%         25.00%
      RCF, Intrastate                                                      25.00%         25.00%
      RCF, Interstate, International                                       25.00%         25.00%
      RCF, Intrastate, Interexchange                                       25.00%         25.00%
      RCF to 800                                                           25.00%         25.00%
      RCF Additional                                                       25.00%         25.00%
      Speed Calling 8                                                      25.00%         25.00%
      Speed Calling 30                                                     25.00%         25.00%
      Three Way Calling                                                    25.00%         25.00%
      Call Screening                                                       25.00%         25.00%
      Busy Line Transfer                                                   25.00%         25.00%
      Alternate Answer                                                     25.00%         25.00%
      Message Waiting - Tone                                               25.00%         25.00%
      Easy Call                                                            25.00%         25.00%
      Prime Number Service                                                 25.00%         25.00%
      AMERITECH Privacy Manager                                            25.00%         25.00%
      Name and Number Delivery Service                                     25.00%         25.00%

      DID
      DID                                                                  15.00%         15.00%

      TRUNKS
      Trunk                                                                17.50%         17.50%

TBD- To be determined
NRO- Nonrecurring only
ICB- Individual Case Basis
NA- Not Applicable

                                    AMERITECH
                                TELEPHONE COMPANY
                                    WISCONSIN
                                      Rates
                                 January 7, 2000

                                                                APPENDIX PRICING
                                                       AM-WI/essential.com, INC.


      AIN
      Area Wide Networking                                                 25.00%         25.00%
      Ameritech Switch Alternate Routing (ANSAR)                           25.00%         25.00%
      Ameritech Customer Location Alternate Routing (ACLAR)                25.00%         25.00%

      OTHER
      Grandfathered Services                                                0.00%          0.00%
      Promotions (Greater than 90 days)                                    25.00%         25.00%
      TouchTone (Business)                                                 25.00%         25.00%
      TouchTone (Trunk)                                                    25.00%         25.00%
      900/976 Call Blocking (900/976 Call Restriction)                         0%
      976 (976 Information Delivery Service)                                   0%             0%
      Access Services (See Access Tariff)                                      0%             0%
      Additional Directory Listings                                        15.00%         15.00%
      Carrier Disconnect Service (Company initiated Suspension                 0%             0%
      Service)
      Connection Services                                                  25.00%         25.00%
      Premise Services/Line Backer (Maintenance of Service Charges)            0%             0%
      Shared Tenant Service                                                    0%             0%

      ISDN
      ISDN                                                                  9.75%          9.75%

      DIRECTORY ASSISTANCE SERVICES
      Directory Assistance Services                                        15.00%         15.00%
      Local Operator Assiustance Service                                   15.00%         15.00%

      TOLL
      TOLL                                                                 25.00%         25.00%

      OPTIONAL TOLL CALLING PLANS
      Optional Toll Calling Plans                                          25.00%         25.00%

      CENTREX(PLEXAR)
      Ameritech Centrex Service ACS                                        25.00%         25.00%
      Ameritech Centrex Network Manager                                     0.00%          0.00%

      PRIVATE LINE
      Analog Private Lines                                                  8.00%          8.00%
      Private Line Channel Services                                         8.00%          8.00%

      RESIDENCE                                                               RESALE DISCOUNTS
      LOCAL EXCHANGE SERVICE                                            RECURRING     NON-RECURRING
      Life Line                                                             0.00%          0.00%
      Residence 1 Party                                                    14.50%         25.00%
      Residence Measured                                                   14.50%         25.00%

      EXPANDED LOCAL CALLING
      Extended Area Service                                                17.50%         17.50%

      VERTICAL SERVICES
      Anonymous Call Rejection                                             23.00%         23.00%
      Repeat Dialing (Auto Redial)                                         23.00%         23.00%
      Repeat Dialing - Per Use (Auto Redial - Usage Sensitive)             23.00%         23.00%
      Call Blocker                                                         23.00%         23.00%
      Call Forwarding                                                      23.00%         23.00%
      Call Forwarding - Busy Line                                          23.00%         23.00%
      Call Forwarding - Busy Line/Don't Answer                             23.00%         23.00%
      Call Forwarding - Don't Answer                                       23.00%         23.00%
      Automatic Call-Back (Call Return)                                    23.00%         23.00%
      Automatic Call-Back Per Use (Call Return - Usage Sensitive)          23.00%         23.00%

TBD- To be determined
NRO- Nonrecurring only
ICB- Individual Case Basis
NA- Not Applicable

                                    AMERITECH
                                TELEPHONE COMPANY
                                    WISCONSIN
                                      Rates
                                 January 7, 2000

                                                                APPENDIX PRICING
                                                       AM-WI/essential.com, INC.


      Call Trace                                                           23.00%            23.00%
      Call Waiting                                                         23.00%            23.00%
      Caller ID with Name (Calling Name)                                   23.00%            23.00%
      Caller ID (Calling Number)                                           23.00%            23.00%
      Multi-Ring Service - 1 (Personalized Ring- 1 dependent number)       23.00%            23.00%
      Multi-Ring Service - 2 (Personalized Ring - 2 dependent              23.00%            23.00%
      numbers - 1st dependent number)
      Remote Access to Call Forwarding (GF)                                 0.00%             0.00%
      RCF, Interstate, Interexchange                                       23.00%            23.00%
      RCF, Intrastate                                                      23.00%            23.00%
      RCF, Interstate, International                                       23.00%            23.00%
      RCF, Intrastate, Interexchange                                       23.00%            23.00%
      RCF to 800                                                           23.00%            23.00%
      RCF Additional                                                       23.00%            23.00%
      Selective Call Forwarding                                            23.00%            23.00%
      Speed Calling 8                                                      23.00%            23.00%
      Three Way Calling                                                    23.00%            23.00%
      Call Screening                                                       23.00%            23.00%
      Busy Line Transfer                                                   23.00%            23.00%
      Alternate Answer                                                     23.00%            23.00%
      Message Waiting - Tone                                               23.00%            23.00%
      Easy Call                                                            23.00%            23.00%
      AMERITECH Privacy Manager                                            23.00%            23.00%
      Name and Number Delivery Service                                     23.00%            23.00%

      ISDN
      ISDN                                                                  9.75%             9.75%

      DIRECTORY ASSISTANCE SERVICES
      Directory Assistance SERVICES                                        15.00%            15.00%
      Local Operator Assistance Service                                    15.00%            15.00%

      OTHER

      Grandfathered Services                                                0.00%             0.00%
      Promotions (Greater than 90 Days)                                    23.00%            23.00%
      TouchTone                                                            23.00%            23.00%
      Home Services Packages                                               23.00%            23.00%
      900/976 Call  Backing (900/976 Call Restriction)                          0%                0%
      976 (976 Information Delivery Service)                                   0%                0%
      Access Services (See Access Tariff)                                      0%                0%
      Additional Directory Listings                                        15.00%            15.00%
      Carrier Disconnect Service (Company initiated Suspension                 0%                0%
      Service)
      Connection Services                                                  25.00%            25.00%
      Premise Services/Line Backer (Maintenance of Service Charges)            0%                0%
      Shared Tenant Service                                                    0%                0%

      TOLL
      Toll                                                                 21.50%            21.50

      ELECTRONIC BILLING INFORMATION DATA (DAILY USAGE)                    $0.00
        per message
      LOCAL DISCONNECT REPORT (LDR)
        Per WTN                                                            $0.00

      LINE CONNECTION CHARGE
      Residence                                                                                N/A
      Business                                                                                 N/A

      SERVICE ORDER/SERVICE REQUEST CHARGE
      Residence                                                                             $26.25
      Business                                                                              $31.90

      NON-ELECTRIC (MANUAL) SERVICE ORDER CHARGE
      Residence                                                                              $9.02
      Business                                                                               $9.02